   As filed with the U.S. Securities and Exchange Commission on October 28, 2005
                                             1940 Act Registration No. 811-09038
                                                     1933 Act File No. 033-91770

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [X]
         Pre-Effective Amendment No. __                                     [ ]
         Post-Effective Amendment No. 17                                    [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [X]
         Amendment No. 18                                                   [X]

                        (Check appropriate box or boxes.)

                                THE OLSTEIN FUNDS
               (Exact Name of Registrant as Specified in Charter)

                    4 Manhattanville Road, Purchase, NY 10577
               (Address of Principal Executive Office) (Zip Code)

        Registrant's Telephone Number, including Area Code (914) 701-7565

                                Robert A. Olstein
                           Olstein & Associates, L.P.
                              4 Manhattanville Road
                               Purchase, NY 10577
                     (Name and Address of Agent for Service)

                  Please send copies of all communications to:

                             Michael P. O'Hare, Esq.
                      Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                             Philadelphia, PA 19103

It is proposed that this filing will become effective (check appropriate box):

 X   immediately upon filing pursuant to paragraph (b)
____ on [Date]pursuant to paragraph (b)
____ 60 days after filing pursuant to paragraph (a)(1)
____ on [Date] pursuant to paragraph (a)(1)
____ 75 days after filing pursuant to paragraph (a)(2)
____ on [Date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

____ This  post-effective  amendment  designates  a  new  effective  date  for a previously filed post-effective amendment.

                        THE OLSTEIN FINANCIAL ALERT FUND

PROSPECTUS                                                      October 31, 2005
Class C Shares
Adviser Class Shares

                                   a series of
                                THE OLSTEIN FUNDS
                              4 Manhattanville Road
                            Purchase, New York 10577
                             Class C: (800) 799-2113
                          Adviser Class: (888) 887-9827

     The Fund seeks long-term  capital  appreciation  through a  value-oriented, financial  statement  alert  approach to investing in common  stocks,  that cuts across all investment disciplines. The Fund's secondary objective is income. The
Fund's inferential screening techniques were originated in the 1970s when Robert
A. Olstein,  the chairman and chief investment  officer of the Fund's investment
manager,   was  co-author  of  the  "Quality  of  Earnings  Report"  service,  a publication that served as a financial statement alert service for institutional investors.

                                TABLE OF CONTENTS

FUND INFORMATION
     Summary of the Fund                                                       2
     Past Performance                                                          4
     Fund Expenses                                                             6
     Eligible Investors for Adviser Class Shares                               7
     Objectives, Strategies and Main Risks                                     8
     Management of the Fund                                                   10
     Fund Distribution                                                        12
     Financial Highlights                                                     13

SHAREHOLDER INFORMATION
     Share Classes of the Fund                                                13
     Pricing of Fund Shares                                                   13
     How to Purchase Shares                                                   14
     How to Redeem Shares                                                     18
     Retirement Plans                                                         21
     Dividends, Capital Gains Distributions and Taxes                         22

FOR MORE INFORMATION
     The back cover tells you how to obtain more information about the Fund.

As with all  mutual  funds,  the  Securities  and  Exchange  Commission  has not approved or  disapproved  these  securities or determined if this  prospectus is accurate or complete. It is a criminal offense to suggest otherwise.

                                FUND INFORMATION
                               SUMMARY OF THE FUND

 INVESTMENT OBJECTIVES

     The Fund's primary investment  objective is long-term capital  appreciation and its secondary  objective is income.  The Fund was created so that the public
could  invest  according  to  the  value-oriented,   financial  statement  alert
philosophy  developed and utilized since 1968 by Robert A. Olstein, the chairman and  chief  investment  officer  of the  Fund's  investment  manager,  Olstein &
Associates,  L.P. The Fund is designed for longer-term investors who are willing to remain invested through market cycles and periods of price volatility.

 INVESTMENT PHILOSOPHY AND STRATEGY

     The  Fund  seeks  to  achieve  its  primary  objective  by  investing  in a diversified  portfolio of  undervalued  equity  securities  as determined by the investment  manager for the Fund. The investment manager believes that achieving the Fund's investment objective is correlated with minimizing  investment errors as  opposed to  selecting  companies  with the  highest  appreciation  potential without  regard to downside  risk.  The stock  selection  strategy  emphasizes a detailed  inferential look behind the numbers in financial  statements to assess financial strength and screen for potential problems in order to assess downside risk - "defense  first" - before  considering  a stock's  potential  for capital appreciation.  The first line of defense against  investment errors is to select companies  for the  portfolio  that  generate  excess  cash flow  after  capital expenditures  and working capital needs.  In addition to purchasing  undervalued securities,  if the investment manager determines that a security is overvalued, the Fund may engage in short sales of the security.

     The main  thrust of the Fund's  philosophy  is to identify  stocks  selling below the investment manager's proprietary  calculation of private market value.
The stock selection process  concentrates on the common stocks of companies that the  investment  manager  believes  are selling at a discount  to their  private market value.  When selecting  investments,  the investment  manager attempts to mitigate  risk by investing in those  companies  that  generate a free cash flow yield  that  exceeds  by 50% or more the  returns  offered  by  three-year  U.S.
Treasury  securities.  When  evaluating  stocks  for the Fund's  portfolio,  the investment manager emphasizes an inferential  analysis of financial  statements, as opposed to more conventional analytical  methodologies such as macro-economic analysis,  management contact or market timing techniques.  The objective of the inferential  analysis of financial statements is to alert the investment manager to positive or negative factors affecting a company's future free cash flow that may or may not be recognized by the financial markets.

     The Fund's  investment  philosophy is based on the belief that an intensive inferential analysis of a company's financial statements,  supporting documents, disclosure  practices,  and financial  statement  footnotes,  is the best way to analyze the capabilities of management,  the economic reality of the information provided,  the  conservatism  of the accounting and  disclosure  practices,  the company's financial strength, and finally, the value of the company.

     When screening investments for the Fund's portfolio, the investment manager believes  that the  quality  of a  company  is  associated  with  the  following characteristics:

     o    its financial strength
     o    its ability to provide excess cash flow
     o    the quality of its earnings
     o    a high  probability  of  predicting  future  cash  flow  based  on the company's unique business fundamentals

     The Fund will  invest in  companies  without  regard  to  whether  they are conventionally  categorized as small, medium, or large capitalization or whether they are characterized as growth (growth is a component of the Fund's definition of value),  value,  cyclical,  technology,  or any other category.  The Fund may invest up to 20% of its net assets in  foreign  companies.  Similarly,  the Fund does  not  focus  on  characteristics  such as  number  of  years  in  business, sensitivity to economic cycles, industry categorization,  or the volatility of a company's  stock price.  Unlike many mutual  funds,  the Fund does not build its portfolio of investments with a view toward tracking an index. The Fund believes that value opportunities can develop across all categories,  and the restriction of  investments  according to  artificial  barriers  could inhibit the Fund from reaching its investment objective of long-term capital appreciation.

     The Fund's investment philosophy and value-oriented  approach in attempting to achieve the Fund's goal of long-term capital appreciation  requires investors who are willing to accept  fluctuations  in market  psychology  and who have the patience to follow a value investing discipline.  The investment manager selects stocks  in  response  to  deviations  between  a  stock's  market  price and the
investment    manager's    calculations   of   private   market   value   on   a
company-by-company  basis,  rather than by  predicting  movements in the overall stock  market.  The  investment  manager  believes  that  opportunities  to  buy undervalued  stocks  usually  arise as a result of the  negative  psychology  of crowds,  misperceptions and short-term  problems,  or any combination thereof. A long-term  investment  horizon and patience  are needed to allow the  envisioned catalyst to emerge which should  eliminate  the  undervaluation.  Since the Fund emphasizes  buying stocks at the right price as opposed to predicting when stock prices are going to rise,  the Fund is designed for  investors  with a long-term
investment   outlook.   The  Fund  believes  that  value  investing  requires  a
disciplined,  patient approach because  anticipated stock values often take time to emerge.

     The Fund will  purchase  stocks  that meet its value  criteria  and, if the investment  manager  concludes  that  suitable  undervalued  securities  are not available,  the Fund may invest  all or a portion  of its  assets in  short-term fixed income or money market  securities,  until suitable equity  securities are available.  At such  times,  the  Fund  will  pursue  its  secondary  investment objective of income.

 PRINCIPAL RISKS

     Investing in common stocks has inherent risks which could cause you to lose money. Some of the risks of investing in this Fund are:

     o    Stock prices may decline over short, or even extended periods.
     o    The  investment  manager may be incorrect in its judgment of the value of particular stocks.
     o    Stock prices may not climb to anticipated  levels for an  unexpectedly long time.
     o    Investments   in  foreign   companies   may  involve  more  risk  than
          investments in U.S. companies.
     o    The Fund engages in short sales of stocks when the investment  manager believes that their price is overvalued and may decline. Short-selling is a technique  that may be considered  speculative  and involves risk beyond the amount of money used to secure each transaction.

                                PAST PERFORMANCE

     The bar chart and tables  shown below  illustrate  the  variability  of the
Fund's returns. The bar chart indicates the risks of investing in Class C shares of the Fund by showing the changes in the  performance  of the Class C shares of the Fund from year to year (on a calendar  year basis).  The tables show how the average  annual  returns of the Class C shares and Adviser Class shares  compare with  those  of the S&P  500(R)index.  The S&P  500(R)index  represents  a broad measure of market  performance.  The Fund's past  performance  (before and after taxes) is not  necessarily  an  indication  of how the Fund will  perform in the future.

     Adviser Class shares are eligible for sale to investors who pay a Financial
Adviser a separate fee for advisory  services.  The average annual total returns in the  Adviser  Class table do not  reflect  the cost of these  separate  fees.
Therefore,  the net returns to an Adviser Class shareholder may be less than the returns  reflected in the table after a shareholder  pays a Financial  Adviser's fee.

                               [BAR CHART OMITTED]

1996    24.36%
1997    34.83%
1998    15.01%
1999    34.89%
2000    12.93%
2001    17.25%
2002   -19.27%
2003    36.19%
2004    11.05%

Best Quarter:            Q4     1998     27.67%
Worst Quarter:           Q3     2002     -23.46%

*    The above  returns do not  reflect the  contingent  deferred  sales  charge
     (CDSC) of 1.00%,  which is imposed if an  investor  redeems  Class C shares within the first year of purchase. If the CDSC was reflected, returns would be less than those shown above.  The total  return for Class C shares,  not reflecting  the CDSC,  for the nine  months  ended  September  30, 2005 was
     1.40%.

              Average Annual Total Returns as of December 31, 2004

                                                                    Since Inception
FOR CLASS C                                      1 Year(1)  5 Years     9/21/95
Olstein Financial Alert Fund
Return Before Taxes                               10.05%    10.08%      17.07%
Return After Taxes on Distributions                9.79%     8.53%      13.85%
Return After Taxes on Distributions                6.87%     7.92%      13.18%
and Sale of Fund Shares
S&P 500(R)Index (with dividends reinvested)(2)     10.88%   -2.30%       9.98%

FOR ADVISER CLASS                                 1 Year    5 Years     9/21/99
Olstein Financial Alert Fund
Return Before Taxes                               11.85%    10.90%      12.05%
Return After Taxes on Distributions               11.59%     9.36%       8.79%
Return After Taxes on Distributions and Sale of    8.02%     8.64%       8.39%
Fund Shares
S&P 500(R)Index (with dividends reinvested)(2)    10.88%    -2.30%       0.07%

(1)  The 1 Year total  return  figures for Class C assume  that the  shareholder redeemed  at the end of the  first  year and paid  the CDSC of  1.00%.  The average  annual  total  returns  for  Class C shown  for 5 Years  and Since
     Inception  do not include the CDSC  because  there is no CDSC if shares are held longer than 1 year. There is no CDSC charged on redemptions of Adviser
     Class shares.

(2)  The S&P  500(R)Index  is an  unmanaged  index  created by Standard & Poor's
     Corporation  that is  considered  to  represent  a  sample  of 500  leading companies  in  leading  industries  of  the  U.S.  economy,  and  is not an investment product available for purchase. The Fund returns presented above include  operating  expenses (such as management fees,  transaction  costs, etc.) that reduce  returns,  while the return of the S&P  500(R)Index  does not. An individual  who purchases an investment  product which  attempts to mimic the  performance of the S&P  500(R)Index  will incur expenses such as management fees, transaction costs, etc., that reduce returns.

     After-tax  returns are calculated using the historical  highest  individual federal  marginal  income tax rates and do not  reflect  the impact of state and local  taxes.  Your  actual  after-tax  returns  depend on your  particular  tax situation and may differ from those shown.  Please note that the average  annual returns for the S&P 500 Index,  shown above,  are not after-tax  return figures.
This means that the  returns of the S&P 500 Index shown above do not reflect the amount of any taxes that may apply if an investor were to directly  purchase the individual  securities that make up the index. These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such  as a  401(k)  plan or  individual  retirement  account.  The  Fund's  past performance,  before and after taxes, is not necessarily an indication of how it will perform in the future.

                                  FUND EXPENSES

The  following  tables  describe the fees and expenses that you would pay if you buy and hold shares of the Fund.

Shareholder Transaction Fees (fees paid directly from your  Class C    Adviser Class
investment)
      Maximum Sales Charge on Purchases                       None          None
      Maximum Contingent Deferred Sales Charge
      (as a percentage of the original purchase price)       1.00%(1)       None
      Maximum Sales Charge on Reinvested Dividends            None          None
      Redemption Fees                                        None(2)        None(2)

(1)  There is no CDSC if you  redeem  Class C shares  more  than one year  after purchase. The CDSC may be waived under certain circumstances.

(2)  The transfer agent charges a fee (currently  $15) for each wire  redemption and for redemption proceeds sent by overnight courier.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
      Management Fees                                        1.00%          1.00%
      Distribution and Service (12b-1) Fees                  1.00%          0.25%
      Other Expenses                                         0.17%          0.17%
      Total Annual Operating Costs                           2.17%          1.42%(1)

(1)  The  Adviser  Class  expenses  in this table do not  include  any  separate advisory fees charged by Financial Advisers.

 Expense Example

     The  following  examples  are  intended  to help  you  compare  the cost of investing  in the Fund with the cost of investing  in other  mutual  funds.  The examples  assume that you invest  $10,000 in each class of the Fund for the time periods  indicated and then redeem all of your shares at the end of each period.
The  examples  also assume that you earn a 5% return,  with no change in expense levels.  Although  your  actual  costs may be  higher  or lower,  based on these assumptions your costs would be:

Class C
      1 year             3 years             5 years            10 years
       $320               $679                $1,164             $2,503

You would pay the  following  expenses if you did not redeem your Class C shares at the end of the first year and, therefore, did not pay the 1.00% CDSC:

      1 year             3 years             5 years            10 years
       $220               $679                $1,164             $2,503

Adviser Class
      1 year             3 years             5 years            10 years
       $145               $449                 $776              $1,702

     OLSTEIN & ASSOCIATES MANAGED ACCOUNT PERFORMANCE

     The following  table  provides  information  about the  performance  record established by Robert A. Olstein while managing  individual  client  accounts at
Smith  Barney  Inc.  from  December  31, 1990  through  the quarter  immediately preceding the commencement of Fund operations. The accounts whose performance is shown were managed  according to the same  investment  objectives,  strategy and philosophy,  and were subject to substantially  similar investment  policies and techniques, as those used by the Fund.

     The results  presented are not intended to predict or suggest the return to be  experienced  by the Fund or the return  that an  individual  investor  might achieve by investing in the Fund.  The Fund's  results may be different from the composite of separate accounts shown because of, among other things, differences in fees and expenses,  and because  private  accounts are not subject to certain investment  limitations,  diversification  requirements,  and other restrictions imposed by the Investment  Company Act of 1940, as amended (the "1940 Act"), and the Internal Revenue Code, as amended, which, if applicable,  may have adversely affected the performance of such accounts.

                               Net Managed
                                 Account            S&P 500(R)Index(3)
                             Performance(2)      (dividends reinvested)
1991                              +32.26%              +30.48%
1992                              +12.29%               +7.77%
1993                              +11.63%              +10.07%
1994                               +4.90%               +1.32%
1995 (1st six mos.)(1)            +15.09%              +20.25%

(1)  The Fund  commenced  operations in the third quarter of 1995, at which time
     Olstein & Associates  discontinued  managing separate  accounts.  The Smith
     Barney clients' investment performance was calculated on a quarterly basis, and therefore no performance was calculated for the third quarter of 1995.

(2)  The results shown above represent a composite of discretionary, fee paying, separate  accounts,  reflect the  reinvestment  of any dividends or capital gains,  and are shown after deduction of fees of 3.0%, which represents the
     highest   possible   account   management  fee  (including  all  investment
     management, transaction, administrative and custodial fees) charged to such accounts by Smith Barney Inc. The method used to calculate the  performance shown  differs  from the  standard  SEC method  which is used to  calculate returns for mutual funds.

(3)  The S&P  500(R)Index  reflects the  reinvestment  of dividends  and capital gains, but represents a "gross" return, without the deduction of any fees.

                   ELIGIBLE INVESTORS FOR ADVISER CLASS SHARES

Adviser Class shares are only available to the following investors:

     o    Investors  who  purchase  shares of the Fund  through  broker-dealers, investment advisers,  financial planners,  financial  institutions and other  financial  professionals  that  charge  a  separate  fee to the investor for advisory services

     o    Trustees and officers of the Fund

     o    Employees  of the  investment  manager and the spouses and children of employees of the investment manager

     For  additional  information  regarding  the  classes of the Fund,  see the section entitled, "Share Classes of the Fund" in this Prospectus.

                      OBJECTIVES, STRATEGIES AND MAIN RISKS

 OBJECTIVES

     The Fund's primary investment objective is long-term capital  appreciation.
The Fund seeks to achieve this  objective  through  investment  in a diversified portfolio of common stocks selected according to the  value-oriented  investment philosophy described in the "Summary of the Fund" section of this Prospectus. If the  investment  manager  determines  that  securities  meeting the Fund's value criteria are not  available,  the Fund may invest all or a portion of its assets in  short-term  fixed income or money market  securities  in order to pursue the
Fund's secondary objective of income.

     The Fund's investment philosophy and value-oriented approach to the goal of long-term  capital  appreciation  require  investors  who are  willing to accept fluctuations  in market  psychology  and who have the patience to follow a value investing  discipline.  Therefore,  the Fund is designed  for  investors  with a longer-term  investment outlook. The Fund believes that value investing requires a disciplined, patient approach because anticipated stock values often take time to emerge.

 STRATEGIES

     The Fund  seeks to  achieve  its  objective  by  investing  primarily  in a diversified portfolio of common stocks of U.S.-based companies that are selected because their  financial  characteristics  are consistent with the Fund's unique value  philosophy.  When  evaluating  a potential  company for  investment,  the investment manager performs an intensive, inferential analysis of the historical and current information  contained in the company's publicly disclosed financial statements and accompanying  footnotes,  shareholder  reports and other required disclosure  filings.  The investment manager scrutinizes the company's corporate accounting and reporting techniques in an effort to "look behind the numbers" to obtain an accurate  understanding  of the company's  business  fundamentals  and business characteristics.

     The  investment  manager  believes  that the true  quality  and  value of a company is associated with its financial strength, its ability to provide excess cash flow,  and the  quality and  predictability  of its  earnings  based on the company's  unique business and financial  fundamentals.  The investment  manager believes that, in order to achieve long-term capital appreciation, downside risk should be considered before upside potential in the stock selection process. The first line of defense for  protecting  against  downside  risk is to only select companies for the portfolio that are expected to generate  positive  excess cash flow within the Fund's three-to-five year investment horizon.

     Companies that generate excess cash flow have the potential to:

     o    Raise their dividend payments
     o    Repurchase company shares
     o    Make strategic acquisitions
     o    Ride out rough times without adopting short-term strategies not in the long-term interest of the company in order to alleviate cash shortages
     o    Be acquired as a result of their strong financial position

                       OLSTEIN & ASSOCIATES IDENTIFIES AND
          SELECTS COMPANIES WHICH, IN THE INVESTMENT MANAGER'S OPINION:

          o    generate more cash flow than necessary to sustain the business
          o    avoid  aggressive  accounting  practices  (such  as  capitalizing regular expenses)
          o    demonstrate  balance sheet  fundamentals that are consistent with the Fund's "defense first" approach
          o    are  selling  at a  discount  to  the  private  market  value  as estimated by the investment manager

     The  investment  manager  considers  aggressive   accounting  practices  to
include:   (i)  "front  end"  accounting   techniques  that   immediately   flow
non-recurring  revenues such as up-front  franchising fees through the company's income statement;  (ii) "purchase accounting"  techniques that use non-recurring cost write-offs associated with corporate  acquisitions to enable the company to increase reported  earnings;  (iii)  capitalization of research and development, advertising or promotional  payments,  based on unjustified  optimism;  and (iv)
reversing  previously  established  reserves to achieve earnings growth targets.
Notwithstanding  the  investment  manager's best efforts to reassess a company's financial  statements,  the process by which  financial  statements are produced leaves considerable  discretion to the company's  management and auditors and it may be  impossible  to detect  certain  aggressive  accounting  practices.  As a result,  the fact  that a  company  is  chosen  by the  investment  manager  for investment  by the  Fund  should  not be  considered  as an  endorsement  by the investment  manager or the Fund of the  company's  accounting  practices  or the financial statements resulting from such accounting practices.

     If the investment  manager  identifies  companies that engage in aggressive accounting  practices,  carry  excessive  debt  or are  over-leveraged,  and the investment  manager believes that their stock price is overvalued,  the Fund may sell their stock  short.  Short  sales allow the Fund to realize  profits if the stock price declines below the level where the Fund sold the stock short.

     After  considering the downside risk of a company,  the investment  manager seeks to purchase that company's stock at a discount to the investment manager's proprietary  calculation of the company's "private market value." The investment manager  calculates the "private  market value" of a company by considering  the amount of excess cash flow  expected to be  generated  by the company  over five
years  after  taking  into  account  all  working   capital  needs  and  capital
expenditures.  The investment  manager next  calculates the return that could be generated by an investment in the company based on the  anticipated  excess cash flows.  This  return  is then  compared  to the  available  rates of  return  on three-to-five  year U.S.  Treasury notes. The Fund seeks  investments that could provide  returns over a  three-to-five  year time period that are at least fifty percent higher than the yield on such U.S. Treasury notes. This approach differs from the traditional  value  investing  technique which relies on an analysis of the price-to-earnings ratios reported by companies.

     The Fund  believes  that stock prices often fall below the "private  market value" as a result of analysts and  investors  who focus on the  short-term  and overreact to a company's failure to fully meet quarterly earnings estimates,  or to other  negative  information.  The Fund also believes  that  negative  market psychology  can cause stocks to be temporarily  unpopular or improperly  valued.
The Fund intends to capitalize on market volatility and valuation  extremes,  by purchasing  stocks at prices that the investment  manager believes can result in above average capital appreciation if and when the deviation in stock prices are corrected by market forces in reaction to a catalyst which changes  perceptions.
The investment  manager believes that an attempt to capitalize on differences in valuation requires patience,  sometimes as long as three-to-five  years, because the changes in perceptions that are necessary to eliminate value deviations from market  value prices often take time to emerge.  However,  it is the  investment
manager's  expectation  that  the  misperception   resulting  in  the  temporary
undervaluation  should  reverse  over the  three-to-five  year  period,  and the discounted  price paid for the  security  should  enable the Fund to achieve its primary objective of long-term capital appreciation.

     In  addition  to  common  stocks,  the Fund  may  invest  in  other  equity securities or securities that have an equity component, such as warrants, rights or securities that are convertible  into common stock.  The Fund may also invest up to 20% of its net assets in American Depositary Receipts ("ADRs"),  which are receipts  typically  issued  by a U.S.  bank or  trust  company  which  evidence ownership of underlying foreign securities or other foreign securities traded on
U.S.  exchanges,  and other foreign securities which are traded in U.S. dollars.
Foreign  investing  will be limited to  investments  in  companies  in developed countries.

     If the  investment  manager  determines  that suitable  undervalued  equity securities  are not  available,  the Fund may seek income by investing  all or a portion of its assets in other types of securities,  including  preferred stock, debt  securities  issued or  guaranteed  as to  principal  by the United  States government,  its  agencies  or  instrumentalities,  and/or  other  high-quality, investment  grade debt  securities  (commercial  paper,  repurchase  agreements, bankers' acceptances, certificates of deposit and other fixed income securities, including  non-convertible and convertible bonds, debentures and notes issued by
U.S.  corporations  and certain bank obligations and loan  participations).  The
Fund may also invest in money market mutual funds within the limitations imposed by the 1940 Act.

 MAIN RISKS

     STOCK MARKET AND MANAGER RISK

     The   investment   manager  makes  all   decisions   regarding  the  Fund's
investments.  Therefore,  the Fund's investment  success depends on the skill of the  investment  manager in  evaluating,  selecting  and  monitoring  the Fund's assets.  Like all mutual funds, an investment in the Fund is subject to the risk that prices of securities may decline over short, or even extended  periods,  or that the  investments  chosen  by the  investment  manager  may not  perform  as anticipated. In addition, because the Fund uses a value-oriented approach, there is a risk that the market will not  recognize a stock's  intrinsic  value for an unexpectedly  long time, or that the  investment  manager's  calculation  of the underlying  value  will not be  reflected  in the  market  price.  Finally,  the investment manager's calculation of a stock's intrinsic value involves estimates of future cash flow, which may prove to be incorrect,  and therefore,  result in sales of the stock at prices lower than the Fund's original purchase price.

     There can be no assurance that the Fund will achieve long-term capital appreciation.

     SHORT SELLING

     If the Fund  anticipates  that the price of a company's stock is overvalued and will  decline,  it may sell the security  short and borrow the same security from a broker or other  institution to complete the sale. The Fund may realize a profit or loss depending  upon whether the market price of a security  decreases or  increases  between the date of the short sale and the date on which the Fund replaces  the  borrowed  security.  Short  selling  is a  technique  that may be considered speculative and involves risk beyond the initial capital necessary to secure  each  transaction.  Whenever  the Fund sells  short,  it is  required to deposit  collateral  in  segregated  accounts  to cover its  obligation,  and to maintain the  collateral  in an amount at least equal to the market value of the short position.  As a hedging  technique,  the Fund may purchase call options to buy  securities  sold  short by the Fund.  Such  options  would lock in a future purchase price and protect the Fund in case of an unanticipated  increase in the price of a security sold short by the Fund.

     FOREIGN INVESTING

     To the extent that the Fund makes  investments in foreign  companies,  such investments  may involve  more risks than  investing in U.S.  securities.  These risks can increase the potential  for losses in the Fund and may include,  among others,  currency risks (fluctuations in currency exchange rates), country risks
(political,  diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets),  different trading practices,  less government  supervision,  less publicly available  information, limited trading markets and greater volatility.

     PORTFOLIO TURNOVER

     The Fund intends to follow a strict "buy and sell" discipline,  under which it will purchase or sell stocks whenever the Fund's value criteria are met. This practice  may result in a portfolio  turnover  rate higher than that  reached by many capital  appreciation  funds. High portfolio  turnover involves  additional transaction costs (such as brokerage commissions),  which are borne by the Fund, and might  involve  adverse tax effects such as increased  capital  gains taxes, which may negatively impact the value of your investment.

     DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's  portfolio  holdings are disclosed  every quarter in SEC filings and are  included in  shareholder  reports  provided to  shareholders  every six months.  A  description  of the Fund's  policies and  procedures  regarding  the disclosure  of  portfolio  holdings  can be found  in the  Fund's  Statement  of
Additional Information ("SAI").

                                       10

                             MANAGEMENT OF THE FUND

     The Fund's  investments  and business  operations  are managed by Olstein &
Associates,  L.P., 4 Manhattanville Road,  Purchase,  New York 10577, subject to supervision  by the  Fund's  Board of  Trustees.  The  members  of the  Board of
Trustees are fiduciaries for the Fund's  shareholders  and establish  policy for the operation of the Fund.

     As investment  manager,  Olstein & Associates  selects  investments for the
Fund  and  supervises  the  Fund's  portfolio   transactions  to  buy  and  sell
securities,  all  according  to the  Fund's  stated  investment  objectives  and policies.  The investment  manager is also responsible for selecting brokers and dealers to execute the Fund's portfolio transactions. The investment manager may place  transactions  through  itself or Fund  affiliates,  subject  to SEC rules designed to ensure fairness of commissions.  The investment manager also manages the day-to-day  operation of the business of the Fund.  The  investment  manager will provide on a  reimbursable  basis,  administrative  and clerical  services, office  space  and  other  facilities  for the Fund and keep  certain  books and records for the Fund. To date, the  investment  manager has chosen not to accrue or seek  reimbursement  for such  expenses  from the  Fund.  For its  investment management services the investment manager receives an annual fee equal to 1.00%
of the Fund's average daily net assets.

     Robert A. Olstein serves as the Chairman,  Chief Executive  Officer,  Chief
Investment  Officer and Head  Portfolio  Manager of Olstein & Associates and has
primary responsibility for the management of the Fund's portfolio of securities.
Mr.  Olstein also serves as President of the Fund.  Mr. Olstein has been engaged in various  aspects of  securities  research and portfolio  management  for both institutional and retail clients since 1968. In 1971, he co-founded the "Quality of Earnings Report" service,  which pioneered the idea of utilizing  inferential screening of financial  statements to identify early warning alerts of potential changes in a company's  future earnings power, and thus, the value of its stock.
Prior to forming the  investment  manager,  Mr. Olstein  managed  portfolios for individuals,  corporations  and employee  benefit plans at Smith Barney Inc. and its  predecessor  companies  between 1981 and 1995.  Mr. Olstein was Senior Vice
President/Senior  Portfolio Manager at Smith Barney, where he managed portfolios for individuals,  corporations and employee benefit plans under the Smith Barney
Equity Portfolio  Management Program.  Mr. Olstein is a senior member of the New
York  Society of  Securities  Analysts  and a fellow of the  Financial  Analysts
Federation.  He is a past  recipient  of the  Graham & Dodd  Scroll  Award,  has testified before the Senate Banking  Committee on bank accounting,  and has been quoted in, and is the author of,  numerous  articles on corporate  reporting and disclosure  practices in publications such as The Wall Street Journal,  Business
Week, The New York Times,  Barron's,  etc. Mr. Olstein periodically appears as a guest  commentator  on Fox News  Channel,  CNBC and CNN.  Sean  Reidy  serves as
Co-Portfolio  Manager and Senior Analyst of the Fund. As  Co-Portfolio  Manager,
Mr. Reidy assists Mr. Olstein by overseeing the day-to-day  portfolio activities of the Fund.  Mr. Reidy was a research  assistant to Mr. Olstein at Smith Barney from  1992 to  1995,  and has  served  in  various  research  capacities  at the investment  manager  since its  founding in 1995.  The  Portfolio  Managers  are supported by Eric R.  Heyman,  Director of  Research.  Mr.  Heyman has been with
Olstein & Associates since 1996 and was named Director of Research in June 2005.
As Director of Research, Mr. Heyman documents and maintains the firm's valuation models,  valuation  procedures and research methodology and oversees the ongoing generation of investment ideas, sector and company coverage and the orderly flow of information  throughout the Research  Department.  Previously Mr. Heyman held the position of  Accountant  with  Norstar  Energy,  a subsidiary  of Orange and
Rockland Utility. Mr. Heyman holds a B.B.A. in Accounting.

     The  Fund's  SAI  furnishes  additional  information  about  the  portfolio managers,  other  accounts  managed the  portfolio  managers and each  portfolio managers' ownership of securities in the Fund.

                                       11

                                FUND DISTRIBUTION

     Shares of the Fund are offered to investors through financial professionals such as brokers, dealers,  investment advisers and financial planners. Olstein &
Associates serves as the Fund's principal  underwriter and national distributor.
In  addition  to its  status  as a  registered  investment  adviser,  Olstein  &
Associates  is  registered  as a  broker-dealer  and is a member of the National
Association of Securities Dealers, Inc.

     As distributor, Olstein & Associates selects brokers, dealers and others to enter  into  agreements  to sell the Fund's  shares  and to provide  shareholder services,  and enters into  contractual  arrangements to make shares of the Fund available  through mutual fund  supermarkets,  retirement plan  platforms,  etc.
Olstein  &  Associates  also  engages  directly  in  sales  efforts,  and is the broker-dealer  primarily responsible for a significant percentage of shareholder accounts.  Olstein & Associates  and the various  selling  brokers,  dealers and others  are  compensated  by the  Fund,  through  Rule  12b-1  distribution  and shareholder  servicing fees.  Olstein & Associates  also makes payments,  at its expense  and from its own  profits,  to such  parties for their  services,  when selling and/or servicing fees exceed available 12b-1 fees from the Fund. Olstein
& Associates also provides  marketing and shareholder  servicing support for the
Fund,  and  coordinates  the  distribution  activities of the Fund,  its service
providers  and  selling   dealers.   For  more   information,   please  see  the
"Distributor" section of the SAI.

RULE 12b-1 PLANS

     The Fund has adopted Shareholder  Servicing and Distribution Plans for both its Class C shares and  Adviser  Class  shares  pursuant to Rule 12b-1 under the
1940 Act.  Each Class' Plan  assesses  fees that are used to pay for the sale of shares of its class and for shareholder and  distribution  services  provided to that  Class'  shareholders.  Because  these fees are paid out of the assets of a class on an on-going  basis,  over time these fees may cost you more than paying other types of sales charges.

     Under the Class C Plan,  the assets of Class C are  subject to annual  fees totaling  1.00% of the  average  daily net  assets of the  class.  Seventy  five percent of the fee payable under the Class C Plan may be used to compensate  the distributor or others for distribution-related  activities which may include the
preparation,   printing  and  distribution  of  prospectuses,  sales  materials, reports, advertising,  media relations and other distribution-related  expenses, including allocable overhead and compensation of Olstein & Associates'  officers and personnel.  The fees also cover payments to selling  dealers with respect to sales of Class C shares.

     The remaining twenty five percent of the fee is a shareholder servicing fee used  to  compensate  the  distributor  or  others  for  ongoing  servicing  and maintenance  of Class C  shareholder  accounts with the Fund.  Such  shareholder servicing  activities include  responding to shareholder  inquiries or providing other similar  services not otherwise  required to be provided by the investment manager or the Fund's administrator. Payments under the 12b-1 Plans are not tied exclusively to distribution or shareholder  servicing expenses actually incurred by the  distributor  or others,  and the payments may exceed or be less than the amount of expenses actually incurred.

     To promote  the sale of the  Fund's  Class C shares,  Olstein &  Associates makes up-front  payments to selling dealers in amounts up to 1.00% of the amount invested by the dealers'  clients in the Fund. In recognition of these payments,
Olstein &  Associates  receives  100% of the 12b-1 fees  during the first  year.
After one year,  dealers  receive the entire ongoing 12b-1 fees  associated with their clients'  investments.  Up-front  payments to selling dealers are financed solely by Olstein & Associates and there are no up-front charges to investors or the Fund.

     Under the Adviser  Class Plan,  the assets of the Adviser Class are subject to annual fees  totaling  0.25% of the  average  daily net assets of the Adviser
Class.  These  fees are  used to  compensate  Olstein  &  Associates,  financial professionals  and mutual fund supermarkets or similar  organizations  that make the Fund's shares available through financial  professionals for shareholder and distribution services provided to Adviser Class shareholders.

                                       12

 CONTINGENT DEFERRED SALES CHARGE

     Class C shares that are  redeemed  within the first year of purchase may be subject to a contingent  deferred sales charge ("CDSC") of 1.00% of the original purchase  price of such shares.  There is no CDSC if Class C shares are redeemed more than one year after purchase.  The CDSC is waived for certain categories of investors of Class C shares of the Fund (see "How to Redeem Shares") and Adviser
Class shares are not subject to a CDSC.

                              FINANCIAL HIGHLIGHTS

     The following tables include selected per share data and other  performance information  for the Fund throughout each period and is derived from the audited financial  statements of the Fund. The total returns in the table  represent the rate that an investor  would have earned (or lost) on an  investment in the Fund
(assuming  reinvestment of all dividends and  distributions).  It should be read together with the Fund's financial statements,  notes and the unqualified report of independent registered public accounting firm, Ernst & Young, LLP, along with management's discussion and analysis of the Fund's performance, appearing in the
Fund's  Annual Report to  Shareholders  for the fiscal year ended June 30, 2005.
The Fund's  Annual Report may be obtained  without  charge by writing or calling the Fund at the address or number listed on the prospectus cover.

CLASS C
                                                   For the
                                    For the        Period        For the        For the     For the     For the
                                   Year Ended       Ended      Year Ended     Year Ended   Year Ended Year Ended
                                    June 30,      June 30,      Aug. 31,       Aug. 31,     Aug. 31,   Aug. 31,
                                      2005         2004(4)        2003           2002         2001      2000++

Net Asset Value -
Beginning of Period                   $17.40        $14.45         $12.34       $15.51       $16.77      $17.43
Investment Operations:
Net investment loss(1)                 (0.18)        (0.13)         (0.14)       (0.18)       (0.12)      (0.07)
Net realized and unrealized
gain (loss) on investments              0.60          3.08           2.25        (1.79)        1.68        3.15
Total from
investment operations                   0.42          2.95           2.11        (1.97)        1.56        3.08
Distributions from net realized
gain on investments                    (0.28)           --             --        (1.20)       (2.82)      (3.74)
Net Asset Value - End of Period       $17.54        $17.40         $14.45       $12.34       $15.51      $16.77
Total Return++                          2.43%        20.42%*        17.10%      (13.86)%      11.12%      24.64%
Ratios (to average net assets)/
Supplemental Data:
Expenses(2)                             2.17%         2.16%**        2.23%        2.18%        2.18%       2.20%
Net investment loss                    (1.03)%       (1.00)%**      (1.16)%      (1.21)%      (0.75)%     (0.44)%
Portfolio turnover rate(3)             68.46%        52.45%         79.55%       81.86%      106.56%     158.44%
Net assets at end of
period (000 omitted)              $1,473,175    $1,556,190     $1,194,726   $1,020,455     $684,738    $465,652

++   On  September 1, 1999,  the Adviser  Class  Shares went  effective  and the existing class of shares was designated Class C Shares.

++   Total returns do not reflect any deferred sales charge for Class C Shares.

*    Not annualized.

**   Annualized.

1    Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

2    The expense ratio includes  dividends on short positions where  applicable.
     The ratio of dividends on short  positions for the periods ended August 31,
     2003 and August 31, 2002 were 0.02% and 0.01%, respectively.  For the other periods,  there either were no  dividends  on short  positions or they were less than 0.01%.

3    Portfolio  turnover  is  calculated  on the  basis  of the  Fund as a whole without distinguishing between the classes of shares issued.

4    On April 29, 2004,  the Fund's Board  approved  changing the Fund's  fiscal year end to June 30.

                                       13

ADVISER CLASS
                                     For the      For the      For the     For the      For the    For the Period
                                     Period       Period         Year       Year         Year      Sept. 21, 1999++
                                      Ended        Ended        Ended      Ended        Ended         Through
                                     June 30,     June 30,     Aug. 31,    Aug. 31,     Aug. 31,      Aug. 31,
                                      2005        2004(4)       2003        2002         2001          2000

Net Asset Value - Beginning of        $18.09       $14.93       $12.66      $15.77       $16.89       $17.48
Period
Investment Operations:
Net investment income (loss)(1)        (0.05)       (0.03)       (0.05)      (0.07)       (0.04)        0.05
Net realized and unrealized
gain (loss) on investments              0.62         3.19         2.32       (1.84)        1.74         3.10
Total from investment operations        0.57         3.16         2.27       (1.91)        1.70         3.15
Distributions from net realized
gain on investments                    (0.28)       --           --          (1.20)       (2.82)       (3.74)
Net Asset Value - End of Period       $18.38       $18.09       $14.93      $12.66       $15.77       $16.89

Total Return                            3.18%       21.17%++     17.93%     (13.21)%      11.99%       25.17%++
Ratios (to average net assets)/
Supplemental Data:
Expenses(2)                             1.42%        1.41%*       1.48%       1.43%        1.43%        1.45%*
Net investment income (loss)           (0.28)%      (0.25)%*     (0.41)%     (0.46)%      (0.22)%       0.34%*
Portfolio turnover rate(3)             68.46%       52.45%       79.55%      81.86%      106.56%      158.44%
Net assets at end of period (000    $413,800     $451,620     $350,583    $356,839     $198,742      $24,058
omitted)

++   On  September 1, 1999,  the Adviser  Class  Shares went  effective  and the existing class of shares was designated  Class C Shares.  The Adviser Class first received assets on September 21, 1999.

++   Not annualized.

*  Annualized.

1    Net investment  income (loss) per share  represents  net investment  income
     (loss) divided by the average shares outstanding throughout the period.

2    The expense ratio includes  dividends on short positions where  applicable.
     The ratio of dividends on short  positions for the periods ended August 31,
     2003 and August 31, 2002 were 0.02% and 0.01%, respectively.  For the other periods,  there either were no  dividends  on short  positions or they were less than 0.01%.

3    Portfolio  turnover  is  calculated  on the  basis  of the  Fund as a whole without distinguishing between the classes of shares issued.

4    On April 29, 2004,  the Fund's Board  approved  changing the Fund's  fiscal year end to June 30.

                             SHAREHOLDER INFORMATION
                            SHARE CLASSES OF THE FUND

     The Fund  offers  two  classes  of shares of the Fund,  Class C shares  and
Adviser Class shares.

 CLASS C SHARES

     Class C  shares  are  offered  to the  public  through  broker-dealers  and directly by the Fund.  You may purchase  Class C shares of the Fund by following the  instructions  for purchasing  shares as described under the section in this
Prospectus entitled, "How to Purchase Shares."

 ADVISER CLASS SHARES

     Adviser Class shares are generally  only offered for sale through  brokers, dealers, investment advisers,  financial planners,  financial institutions,  and other financial  professionals  that charge a separate fee for advisory services
(hereafter,  "Financial  Advisers").  The Adviser Class is also available to the
Trustees and officers of the Fund, the employees of the  investment  manager and the spouses and children of employees of the investment manager.

                                       14

     The Rule 12b-1  distribution  and shareholder  servicing fees are lower for this  class of shares  than the  Fund's  Class C shares  because  the  Financial
Advisers  selling this class charge  investors  an  additional  fee for advisory services (usually asset-based) and perform  distribution,  administration and/or shareholder services that benefit the Fund.

     You should contact your Financial  Adviser to purchase Adviser Class shares of the Fund.

                             PRICING OF FUND SHARES

     Each class of shares  invests in the same  portfolio  of  investments.  The price for each class of shares is the net asset value per share  ("NAV") of that particular  class,  which is  determined  by the Fund as of the close of regular trading (generally 4:00 p.m. Eastern time) on each day that the Fund is open for business  (normally  any day  that  the New  York  Stock  Exchange  is open  for unrestricted  trading).  Purchase and redemption requests are priced at the next
NAV  calculated  after  receipt  and  acceptance  of  a  completed  purchase  or redemption  request.  Each Class' NAV is determined by dividing the value of the
Fund's securities, cash and other assets, minus all expenses and liabilities, by the number of shares  outstanding  (assets - liabilities/# of shares = NAV). The
NAV for each class takes into account the expenses and fees of that Class of the
Fund, including  management,  distribution and shareholder servicing fees, which are accrued  daily.  The Class C and Adviser  Class shares of the Fund will each have  its own  NAV  which  reflects  that  respective  class'  distribution  and shareholder servicing fees.

     The  Fund's  portfolio  securities,   except  short-term  investments  with
maturities  of 60 days or less at the time of  purchase,  are valued each day at their  market  value,  which  usually  means the last  quoted  sale price on the security's principal exchange that day. However, securities traded on the Nasdaq
NMS or Small Cap  exchanges  are valued at the  Nasdaq  Official  Closing  Price
("NOCP").  Lacking any sales,  the  security  is valued at the mean  between the closing bid and ask price.  Short-term  investments with remaining maturities of
60 days or less at the time of  purchase  are valued at  amortized  cost,  which approximates  market value,  unless the Fund's Board of Trustees determines that this does not represent fair value.

     If  market  quotations  are not  readily  available,  or if the  investment manager,  in its  discretion,  has reason to believe that the market  quotations that are  available  may not  accurately  reflect the fair value of a particular security,  the security will be valued at its fair market value as determined in good  faith or under  procedures  adopted,  by the  Board of  Trustees.  By fair valuing a  security,  the price of which may have been  affected  by (i)  events occurring  after the close of  trading in its market or (ii) news after the last market  pricing of the security,  the Fund attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods  are  designed  to help  ensure that the prices at which Fund shares are purchased  and  redeemed  are  fair,  and  do not  result  in  the  dilution  of shareholder  interests  or other harm to  shareholders.  In view of the types of securities  commonly  held by the  Fund,  including  the fact  that the  foreign securities  generally  are either  depositary  receipts or securities of foreign companies traded on U.S. exchanges,  the market prices at the time that the Fund determines its net asset value  normally will reflect all relevant  information, and  therefore  not require fair value  pricing.  In addition,  the Fund may use third party pricing services to provide prices of certain portfolio  securities.
The use of fair  value  pricing,  as  described  above,  may  result in the Fund pricing a particular  portfolio security  differently than other funds that that may hold the same security.

     The SAI contains additional information regarding the pricing of the Fund's shares.

                             HOW TO PURCHASE SHARES

     You may  purchase  shares  at the  first NAV  calculated  after the  Fund's transfer  agent  receives  and  accepts  your  purchase  order in proper form as
described  below.   The  Fund  or  its  service   providers  have  entered  into
arrangements  authorizing certain financial  intermediaries (or their agents) to accept purchase and redemption orders for Fund shares.

                                       15

     The Fund  will be  deemed  to have  received  an order  when an  authorized intermediary or agent accepts the order,  and the investor will receive the next
NAV calculated.  If you purchase or sell shares through a  broker-dealer,  it is the  broker  dealer's  responsibility  to  transmit  your  request to the Fund's
Transfer  Agent  prior to the close of the New York Stock  Exchange  in order to receive  that day's  share  price.  Your  purchase  of Fund shares is subject to annual 12b-1 Plan  expenses.  In addition,  if you own and redeem Class C shares within one year of purchase,  the shares may be subject to a CDSC. The Fund will not accept payment in cash, money orders or cashier checks, unless the cashier's checks are in excess of $10,000.  Also to prevent check fraud, the Fund will not accept third party  checks,  Treasury  checks,  credit card  checks,  traveler's checks or starter  checks for the purchase of shares.  All checks should be made payable  to the Fund.  All  checks  must be drawn on a bank  located  within the
United States and must be payable in U.S. dollars.

     Broker-dealers  may charge their  customers a processing  or service fee in connection  with the purchase of Fund shares.  The amount and  applicability  of such a fee is  determined  and  disclosed to its  customers  by each  individual broker-dealer.  Processing or service fees  typically are fixed,  nominal dollar amounts  and are in addition to the sales and other  charges  described  in this
Prospectus  and the Fund's  SAI.  Your  broker-dealer  should  provide  you with specific information about any processing or service fees you will be charged.

     The Fund will reject any initial or subsequent  purchase orders for Adviser
Class shares by an investor if the Fund  determines  that the investor  does not meet the eligibility requirements for purchasing Adviser Class shares.

Minimum Investments                         Initial     Subsequent
Regular Accounts                            $1,000      $100 ($1,000 by wire)
Qualified Retirement Plans or IRAs          $250        $100

     The Fund  reserves  the right to vary the  initial and  subsequent  minimum investment requirements at any time.

     The Trust, on behalf of the Fund, has established an Anti-Money  Laundering
Compliance  Program as  required by the  Uniting  and  Strengthening  America by
Providing  Appropriate Tools Required to Intercept and Obstruct Terrorism Act of
2001 ("USA PATRIOT Act"). In order to ensure  compliance with this law, the Fund is required to obtain the following  information for all "customers"  seeking to open an "account" (as those terms are defined in rules  adopted  pursuant to the
USA PATRIOT Act):

     o    Full name
     o    Date of birth (individuals only)
     o    Social Security or tax identification number
     o    Permanent street address (P.O. Box is not acceptable)
     o    Accounts  opened  by  entities,  such as  corporations,  companies  or trusts, will require additional documentation.

     Please note that your  application  will be returned if you fail to provide any of the information  listed above and your account will not be opened. If you require additional  assistance when completing your application,  please contact the Fund at (800)  799-2113  for Class C shares and (888)  887-9827  for Adviser
Class  shares.  If we do not  have a  reasonable  belief  of the  identity  of a customer,  the account will be rejected or the  customer  will not be allowed to perform a transaction in the account until such information to help identify the account is received.  The Fund  reserves  the right to close the account  within five business days if clarifying information is not received.

     Frequent Trading of Fund Shares

     While the Fund  provides  shareholders  with daily  liquidity,  the Fund is designed for long-term  investors and is not intended for investors  that engage in excessive  short-term trading activity (including purchases and sales of Fund shares in response to short-term market fluctuations) that may be harmful to the
Fund,  including,  but not limited to,  market  timing.  The Fund  believes that short-term  or excessive  trading into and out of the Fund has the  potential to disrupt  portfolio  management  strategies,  harm  performance and increase Fund expenses for all shareholders,  including long-term shareholders.  The Fund does not encourage or accommodate excessive, short-term trading.

                                       16

     The Fund  monitors  shareholder  trading  activity  and  seeks to  identify investors who are engaging in market timing or short term trading.  In instances where the Fund identifies investors who may be engaging in abusive market timing patterns  (directly or through their  brokers or advisers),  the Fund may reject trades from those investors (or from clients of those brokers or advisers).

     Because the Fund is designed for long-term investors, the Board of Trustees has adopted  policies and procedures  that are designed to discourage  excessive short-term  trading.  None of  these  procedures  alone  nor  all of them  taken together completely  eliminate the possibility that excessive short-term trading activity in the Fund will occur.  Moreover,  these procedures  involve judgments that are inherently  subjective.  The investment  manager and its agents seek to make  these  judgments  to the best of their  abilities  in a manner  that  they believe is consistent with shareholder interests. For purposes of applying these procedures,  the  investment  manager  may  consider,  among  other  things,  an investor's  trading  history in the Fund, and accounts  under common  ownership, influence or control.

     The Fund and the investment  manager  monitor  selected trades and flows of money in and out of the Fund in an effort to detect excessive short-term trading activities,  and for consistent  enforcement of its policies. In monitoring such flows of money  into and out of the  Fund,  the Fund will  consider  a number of factors,  including,  but not limited to, cash flows of a relatively  large size within a short time frame. The Fund, the investment manager and their agents may use automated  systems that are designed  specifically to monitor flows of Funds and identify  potential  violations of the Fund's  policies.  If, as a result of monitoring,  the Fund,  the investment  manager or one of their agents  believes that a  shareholder  has  engaged in  excessive  short-term  trading,  Olstein &
Associates may, in its  discretion,  ask the shareholder to stop such activities or refuse to process  purchases or exchanges in the shareholder's  account.  The
Fund may refuse or cancel purchase orders for any reason,  without prior notice, particularly  purchase orders that the Fund believes are made by or on behalf of market timers. All investors and all transactions are subject to the same policy regarding excessive or short-term trading.

PURCHASES THROUGH FINANCIAL ADVISER

     For purchases of Adviser Class shares,  you should  contact your  Financial
Adviser to open or add to your account.

PURCHASES BY MAIL
    Complete and sign the New Account Application.
    Make check payable to The Olstein Financial Alert Fund [Name of Class]

           $1,000 minimum.
           $250 IRA minimum.
          Any lesser amount must be approved by the Fund.

If a  purchase  request  is  inadvertently  sent to the  Fund  at its  corporate address,  it will be forwarded to the Fund's  Transfer  Agent and the  effective date of  purchase  will be delayed  until the  request is accepted by the Fund's
Transfer Agent.

MAIL TO:                                    OVERNIGHT OR EXPRESS MAIL TO:
THE OLSTEIN FINANCIAL                       THE OLSTEIN FINANCIAL
ALERT FUND [Name of Class]                  ALERT FUND [Name of Class]
c/o U.S. Bancorp Fund Services, LLC         c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701                                615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701                    Milwaukee, WI 53202

                                       17

Setting up an IRA account?  Please call the Fund for details.  For Class C call:
(800) 799-2113. For Adviser Class call: (888) 887-9827.

All checks must be in U.S. dollars only.  No cash will be accepted.

NOTE: U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") charges a $25 fee for any returned checks.  You will be responsible for any losses suffered by the Fund as a result.

PURCHASES BY WIRE

     Initial Investment

     If you are making an initial investment in the Fund, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a telephone service  representative to submit your completed application via mail, overnight
delivery  or   facsimile.   To   establish  a  new  account  in  Class  C,  call
1-800-799-2113  or to  establish  a new  account  in  the  Adviser  Class,  call
1-888-887-9827.   Upon  receipt  of  your  application,  your  account  will  be established  and a service  representative  will  contact you within 24 hours to provide an account number and wiring  instructions.  The account number assigned will be required as part of the instruction that should be provided to your bank to send the  wire.  Your  bank  must  include  both the name of the Fund you are purchasing,  the account  number,  and your name so that monies can be correctly applied.

     For Subsequent Investments

     Before sending your wire, please contact the Transfer Agent to advise it of your intent to wire  funds.  This will ensure  prompt and  accurate  credit upon receipt of your wire. Your purchase  request should be wired through the Federal
Reserve Bank as follows:

U.S. Bank, N.A.             Credit to: U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue   Account Number: 112-952-137
Milwaukee, WI 53202         Further credit to: The Olstein Financial Alert Fund
ABA Number: 075000022       Your account name and account number

PURCHASES BY TELEPHONE

     The  telephone  purchase  option  allows  you to move  money from your bank account  to your  Fund  account  at your  request.  Only bank  accounts  held at domestic financial institutions that are Automated Clearing House ("ACH System")
members may be used for telephone transactions.

     To have your Fund shares  purchased at the NAV  determined  at the close of regular  trading on a given  date,  order must be  received  before the close of regular trading  (generally 4:00 p.m.  Eastern time) on that day. If payment for your order is rejected by your bank, a fee will be charged to your account.  You may not use telephone transactions for initial purchase of Fund shares.

     The minimum  amount  that can be  transferred  by  telephone  is $100.  For information about telephone transactions, please call the Fund at (800) 799-2113 for Class C shares and (888) 887-9827 for Adviser Class shares.

 AUTOMATIC INVESTMENT PLAN

     You may purchase  shares of the Fund through an Automatic  Investment  Plan which  allows  monies to be  deducted  directly  from your  checking  or savings account to invest in the Fund. You may make automatic  investments in amounts of
$100 or more on a weekly,  monthly,  bi-monthly (every other month) or quarterly basis.

                                       18

     We are unable to debit  mutual fund or pass through  accounts.  In order to utilize  this option,  your  financial  institution  must be a member of the ACH
System. If your financial  institution  rejects your payment,  a $25 fee will be charged to your account.  Any change or termination to the plan should be made 5 days prior to the  effective  date by  contacting  the  Transfer  Agent at (800)
799-2113 for Class C and (888) 887-9827 for Adviser Class.

     The  Fund may  alter,  modify  or  terminate  this  Plan at any  time.  For information  about  participating in the Automatic  Investment Plan, please call the Fund at (800)  799-2113  for Class C shares and (888)  887-9827  for Adviser
Class shares.

 ADDITIONAL INVESTMENTS

     You may add to your  account  at any  time  by  purchasing  shares  by mail
(minimum  $100)  or by wire  (minimum  $1,000)  according  to the  above  wiring instructions.  You must notify the Fund at (800) 799-2113 for Class C shares and
(888)  887-9827 for Adviser  Class  shares prior to sending your wire.  You must send a remittance  form which is attached to your individual  account  statement together with any  subsequent  investments  made through the mail.  All purchase requests must include your account  registration  number in order to assure that your funds are credited properly.

                              HOW TO REDEEM SHARES

     You may redeem your shares of the Fund as  described  below on any business day that the Fund calculates its NAV. Generally, redemption requests for Adviser
Class  shares  should be made  through  your  Financial  Adviser and  redemption requests  for Class C shares  should be made  directly  to the Fund.  Redemption requests  in  excess  of  $50,000  must be made in  writing  and must  contain a signature  guarantee.  Your shares will be sold at the NAV next calculated after your order is accepted by the Transfer  Agent.  Any  applicable  CDSC on Class C shares will be deducted.

   Remember: Checks are sent to your address on record. If you move, tell us!

     If your  redemption  request is in good order,  the Fund will normally send you your  redemption  proceeds on the next  business day and no later than seven calendar  days  after  receipt  of the  redemption  request.  The  Fund can send payments by wire  directly to any bank  previously  designated by you in the New
Account Application. A fee is charged for each wire redemption or for redemption proceeds sent by overnight courier.

     If you  purchase  shares by check and request a  redemption  soon after the purchase,  the Fund will  honor the  redemption  request,  but will not mail the proceeds until your purchase check has cleared  (usually within 12 days). If you make a purchase with a check that does not clear,  the purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction.

     Checks  will be made  payable  to you and will be sent to your  address  of record. If the proceeds of the redemption are requested to be sent to an address other than the  address of record or if the  address of record has been  changed within 15 days of the  redemption  request,  the request must be in writing with your  signature(s)  guaranteed.  The Fund is not  responsible  for  interest  on redemption amounts due to lost or misdirected mail.

     Broker-dealers  or advisers  may charge  their  customers a  processing  or service fee in connection  with the  redemption  of Fund shares.  The amount and applicability of such a fee is determined and disclosed to its customers by each individual  broker-dealer.  Processing  or  service  fees  typically  are fixed, nominal  dollar  amounts  and are in  addition  to the sales  and other  charges described  in this  Prospectus  and the Fund's SAI.  Your  broker-dealer  should provide you with specific  information  about any processing or service fees you will be charged.

     Certain   authorized   financial   intermediaries  (or  their  agents)  are
authorized to accept redemption orders for Adviser Class shares on behalf of the
Fund.  The Fund will be deemed to have  received  a  redemption  order  when the financial  intermediary  (or its agent)  accepts the  redemption  order and such order will be priced at the NAV next  computed for the Adviser  Class after such order is accepted by the financial intermediary (or its agent).

                                       19

     If your account falls below  $1,000,  the Fund may ask you to increase your balance. If you don't, your shares could be automatically redeemed.

 SIGNATURE GUARANTEES

     Signature guarantees are needed for

          o    Redemption requests over $50,000
          o    Redemption  requests  to be sent to an  address  other  than  the address of record
          o    Obtaining or changing telephone redemption privileges
          o    When proceeds are made payable to other than the requested owner
          o    When changing account ownership
          o    When changing bank instructions for any electronic funds transfer
          o    For any redemption within 15 days of an address change

     Signature guarantees can be obtained from banks and securities dealers, but not from a notary public.

     The  transfer  agent  may  require  additional   supporting  documents  for
redemptions  made  by  corporations,  executors,  administrators,  trustees  and guardians.  The New Account Application contains  appropriate  information and a form on which to make the signature guarantee.

 CONTINGENT DEFERRED SALES CHARGES

     If you are a client  of the  investment  manager  who  maintains  a private brokerage  account with the  investment  manager at the time of  purchase,  your account will not be subject to the CDSC described in this Prospectus.

     If you submit a redemption request for Class C shares for a specific dollar amount,  and the  redemption  request is subject to a CDSC, the Fund will redeem the  number of shares  necessary  to deduct the  applicable  CDSC and tender the requested amount to you if you have enough shares in the account. Class C shares that are sold within the first year after their  purchase  will be assessed  the applicable  CDSC on the original  purchase  price of such  shares.  Purchases by participants  in  401(k)  or  403(b)  plans  for  which the Fund is listed as an investment  option and Olstein &  Associates  is listed as broker of record will not be subject to any CDSC.  In addition,  the CDSC may be waived under  certain circumstances.

     If after  redeeming  Class C shares that were subject to a CDSC, you decide to repurchase  the same amount of Class C shares within  forty-five  days of the redemption,  you will receive an amount of shares equal to the  repurchase  plus the number of shares repurchased at the current day's NAV necessary to reimburse the amount of the CDSC.  Please be sure to notify the Transfer Agent upon such a repurchase when you wish to exercise the reimbursement privilege.

                                                  CDSC
Year After Purchase Made       (as a % of dollar amount subject to charge)
Up to 1 year:                                     1.00%
After 1 full year                                 None

 REDEMPTIONS IN-KIND

     If your  redemption  request  exceeds  the lesser of  $250,000 or 1% of the
Fund's net  assets (an amount  that  could  affect  Fund  operations),  the Fund reserves the right to make a  "redemption  in-kind." A  redemption  in-kind is a payment in portfolio securities rather than cash. The portfolio securities would be valued using the same method that the Fund uses to calculate its NAV. You may experience  additional  expenses such as brokerage  commissions in order to sell the  securities  received  from  the  Fund.  In-kind  payments  do not  have  to constitute a cross section of the Fund's portfolio.  The Fund will not recognize gain or loss for federal  tax  purposes  on the  securities  used to complete an in-kind redemption,  but you will recognize gain or loss equal to the difference between the fair market value of the  securities  received and your basis in the
Fund shares redeemed.

                                       20

REDEMPTION THROUGH YOUR FINANCIAL ADVISER

     To redeem Adviser Class shares, you should contact your Financial Adviser.

REDEMPTION BY MAIL
Send written redemption requests to:
THE OLSTEIN FINANCIAL ALERT FUND [CLASS NAME] c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

If a  redemption  request  is  inadvertently  sent to the Fund at its  corporate address,  it will be forwarded to the Fund's  Transfer  Agent and the  effective date of  redemption  will be delayed until the request is accepted by the Fund's
Transfer Agent.

     The Fund cannot honor any  redemption  requests with special  conditions or that specify an effective date other than as provided.

     A redemption  request must be received in good order by the Transfer  Agent before it will be processed.  "Good Order" means the request for redemption must include a Letter of Instruction specifying or containing:

     o    the NAME and CLASS of the Fund
     o    the NUMBER of shares or the DOLLAR amount of shares to be redeemed
     o    SIGNATURES of all  registered  shareholders  exactly as the shares are registered
     o    the ACCOUNT registration number
     o    a signature guarantee if applicable
     o    any additional requirements listed below that apply to your particular account.

TYPE OF REGISTRATION            REQUIREMENTS
Individual, Joint Tenants,      Redemption requests must be signed by all
Sole Proprietorship, Custodial  person(s) required to sign for the account,
(Uniform Gift to Minors Act),   exactly as it is registered.
General Partners

Corporations, Associations      Redemption request and a corporate
                                resolution, signed by person(s) required
                                to sign for the account, accompanied by
                                signature guarantee(s).

Trusts                          Redemption request signed by the trustee(s),
                                with a signature guarantee. (If the Trustee's
                                name is not registered on the account, a
                                copy of the trust document certified within
                                the past 60 days is also required.)

IRA REDEMPTIONS

     If you have an IRA, you must indicate on your redemption request whether or not to withhold  federal  income tax.  Redemption  requests  not  indicating  an election to have federal tax withheld will be subject to withholding. If you are uncertain of the redemption  requirements,  please contact the Transfer Agent in advance:  (800) 799-2113 for Class C shares and (888) 887-9827 for Adviser Class shares.

                                       21

 REDEMPTION BY TELEPHONE

     If you are set up to perform  telephone  transactions  (either through your
New Account  Application  or by  subsequent  arrangements  in writing),  you may redeem shares in any amount up to $50,000 by  instructing  the transfer agent by telephone at: (800)  799-2113 for Class C shares and (888)  887-9827 for Adviser
Class  shares.  You must redeem at least a $100 for each  telephone  redemption.
Redemption  requests for amounts  exceeding  $50,000 must be made in writing and include a signature guarantee.

     If the  proceeds  are sent by wire or by  overnight  courier,  the Transfer
Agent will assess a fee.

     In order to arrange for  redemption  by wire or telephone  after an account has  been  opened,  or to  change  the bank or  account  designated  to  receive redemption proceeds, a written request must be sent to the Transfer Agent at the address listed above.

     A signature  guarantee is required of all  shareholders in order to qualify for or to change telephone redemption privileges.

     Neither the Fund nor any of its service  contractors will be liable for any loss or expense in acting upon any telephone  instructions  that are  reasonably believed to be genuine.  The Fund will use  reasonable  procedures to attempt to confirm that all telephone instructions are genuine such as:

     o    requesting a  shareholder  to correctly  state his or her Fund account number,
     o    the name in which his or her account is registered,
     o    his or her banking institution,
     o    bank account number, and
     o    the name in which his or her bank account is registered.

     The Fund and its Transfer Agent each reserves the right to refuse a wire or telephone  redemption  if it is  believed  advisable  to do so.  Procedures  for redeeming  Fund shares by wire or telephone may be modified or terminated at any time by the Fund.

     The Fund is not  responsible  for  interest on  redemptions  due to lost or misdirected mail.

 ACH TRANSFER

     Redemption  proceeds can be sent to your bank account by ACH transfer.  You can elect this option by completing the  appropriate  section of the New Account
Application.  If money is moved by ACH transfer,  you will not be charged by the
Fund for these services. There is a $100 minimum per ACH transfer.

 SYSTEMATIC WITHDRAWAL PLAN

     If you own shares with a value of $10,000 or more,  you may  participate in the Systematic  Withdrawal Plan. The Fund's systematic  withdrawal option allows you to move money  automatically  from your Fund  account  to your bank  account according to the schedule you select. The minimum  systematic  withdrawal amount is $100.

     To select the systematic  withdrawal  option you must check the appropriate box on the New Account Application.  A systematic withdrawal for an account with
Class C shares may be subject to a CDSC.  If you expect to  purchase  additional
Fund shares,  it may not be to your  advantage to  participate in the Systematic
Withdrawal Plan because contemporaneous  purchases and redemptions may result in adverse tax consequences.

     For further details about this service,  see the New Account Application or call the Transfer  Agent at (800) 799-2113 for Class C shares and (888) 887-9827 for Adviser Class shares.

                                       22

                                RETIREMENT PLANS

     Shares  of the  Fund are  available  for use in all  types of  tax-deferred retirement plans such as:

     o    IRAs,
     o    Educational IRAs (Coverdell Education Savings Accounts),
     o    employer-sponsored   defined   contribution  plans  (including  401(k)
          plans), and
     o    tax-deferred  custodial accounts described in Section 403(b)(7) of the
          Internal Revenue Code.

     Qualified  investors  benefit  from  the  tax-free  compounding  of  income dividends  and capital  gains  distributions.  Application  forms and  brochures describing  investments  in the Fund for  retirement  plans can be  obtained  by calling the Fund at (800)  799-2113  for Class C shares and (888)  887-9827  for
Adviser Class shares.  Below is a brief  description  of the types of retirement plans that may invest in the Fund:

 INDIVIDUAL RETIREMENT ACCOUNTS (IRAs)

     If you are under age 70-1/2, you are eligible to contribute on a deductible basis to an IRA  account  if you are not an active  participant  in an  employer maintained  retirement plan and, when a joint return is filed, you do not have a spouse who is an active  participant.  The IRA  deduction is also  available for individual  taxpayers  and  married  couples  with  adjusted  gross  incomes not exceeding certain limits, regardless of whether you or, if you are married, your spouse is an active  participant.  All  individuals  under age  70-1/2  who have earned income may make  nondeductible  IRA contributions to the extent that they are not eligible for a deductible contribution.  Income earned by an IRA account accumulates on a tax deferred basis.  Roth IRAs and Coverdell  Education Savings
Accounts are also available.

                                    ROTH IRAs

     Roth IRAs permit tax free  distributions  of account balances if the assets have been  invested  for five years or more and the  distributions  meet certain qualifying restrictions.  Investors filing as single taxpayers who have modified adjusted  gross  incomes  of  $95,000  or more,  and  investors  filing as joint taxpayers  with  modified  adjusted  gross  incomes of $150,000 or more may find their participation in this IRA to be restricted.

                               COVERDELL EDUCATION
                                SAVINGS ACCOUNTS

     Coverdell  Education Savings Accounts permit annual  contributions of up to
$2,000 per beneficiary (under age 18) to finance qualified  education  expenses, subject to limitations based on the income status of the contributor.

     A special IRA program is available for employers  under which employers may establish IRA accounts for their employees in lieu of establishing tax qualified retirement plans.  SEP-IRAs (Simplified Employee  Pension-IRA) free the employer of many of the  requirements  of  establishing  and  maintaining a tax qualified retirement plan.

     If you are entitled to receive a distribution  from a qualified  retirement plan, you may be eligible to rollover all or part of that  distribution into the
Fund's IRA.  Your rollover  contribution  is not subject to the limits on annual
IRA  contributions.  You can  continue  to defer  federal  income  taxes on your contribution and on any income that is earned on that contribution.

     U.S. Bank,  N.A. makes  available its services as an IRA Custodian for each shareholder account  established as an IRA. For these services,  U.S. Bank, N.A.
receives  an annual  fee of $15.00 per  account  with a cap of $30.00 per social security  number,  which fee is paid  directly  to U.S.  Bank,  N.A.  by the IRA shareholder. If the fee is not paid by the date due, shares of the Fund owned by the shareholder in the IRA account will be redeemed  automatically  for purposes of making the payment.  IRAs are subject to special  rules and  conditions  that must be reviewed by the investor when opening a new account.

 401(k) PLANS AND OTHER DEFINED CONTRIBUTION PLANS

     Both  self-employed   individuals   (including  sole   proprietorships  and
partnerships)  and  corporations  may use shares of the Fund as a funding medium for a retirement  plan  qualified  under the Internal  Revenue Code.  Such plans often allow  participants  to make annual  pre-tax  contributions,  which may be matched by their employers up to certain  percentages based on the participant's pre-contribution earned income.

                                       23

 403(b)(7) RETIREMENT PLANS

     Schools,   hospitals,   and  certain  other  tax-exempt   organizations  or
associations  may use shares of the Fund as a funding  medium  for a  retirement plan for their  employees.  Contributions  are made to the  403(b)(7)  Plan as a reduction  to  the  employee's  regular  compensation.  Such  contributions  are excludable from the gross income of the employee for federal income tax purposes to the extent they do not exceed applicable  limitations  (including a generally applicable  limitation  of $13,000 per year  beginning  January 1, 2004,  and an additional  $1,000  for each of the next two years  thereafter,  resulting  in a maximum of $15,000 beginning January 1, 2006).

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

     The Fund  intends to make a  distribution  at least  annually  from its net investment  income  and  any net  realized  capital  gains.  The  amount  of any distribution  will vary,  and there is no guarantee  the Fund will pay either an income dividend or a capital gains distribution.

     Expenses of the Fund,  including the investment  management  fees and 12b-1 fees,  are accrued each day.  Reinvestments  of dividends and  distributions  in additional  shares of the Fund will be made at the net asset value determined on the payable date, unless you elect to receive the dividends and/or distributions in cash. No interest will accrue on amounts represented by uncashed distribution or redemption  checks.  If you elect to receive  distributions  and dividends by check and the post office  cannot  deliver such check,  or if such check remains
uncashed  for  six  months,   the  Fund  reserves  the  right  to  reinvest  the
distribution  check  in your  account  at the  Fund's  then  current  NAV and to reinvest  all  subsequent  distributions  in shares of the Fund until an updated address is received.  You may change your  election at any time by notifying the
Fund in writing  thirty days prior to the record  date.  Please call the Fund at
(800)  799-2113 for Class C shares and (888)  887-9827 for Adviser  Class shares for more information.

     If you  invest in the Fund  shortly  before  the  record  date of a taxable distribution,  the distribution will lower the value of the Fund's shares by the amount  of the  distribution  and,  in  effect,  you will  receive  some of your investment back in the form of a taxable distribution.

     In general,  if you are a taxable investor,  Fund distributions are taxable to you at either  ordinary  income or  capital  gains  tax  rates.  This is true whether you reinvest your  distributions  in  additional  Fund shares or receive them in cash.  Distributions that are declared in December,  but paid in January are taxable as if they were paid in December.  Every January, you will receive a statement  that  shows the tax  status of  distributions  you  received  for the previous year.

     For federal income tax purposes,  Fund  distributions of short-term capital gains are taxable to you as ordinary  income.  Fund  distributions  of long-term capital  gains are taxable to you as long-term  capital gains no matter how long you have owned your shares. A portion of income dividends designated by the Fund
may  be  qualified   dividend   income   eligible  for  taxation  by  individual
shareholders at long-term  capital gains rates,  provided certain holding period requirements are met.

     If you do not  provide the Fund with your  proper  taxpayer  identification number  and  certain  required  certifications,  you may be  subject  to  backup withholding on any  distributions of income,  capital gains or proceeds from the sale of your shares.  The Fund also must  withhold if the IRS instructs it to do
so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

     When you sell your shares of the Fund,  you may  realize a capital  gain or loss.

     Fund distributions and gains from the sale of your shares generally will be subject to federal,  state and local  taxes.  Capital  gains tax rates will vary depending  on the length of time the Fund holds its assets.  Non-U.S.  investors may be subject to U.S.  withholding  and/or  estate tax,  and will be subject to special U.S. tax certification requirements.

                                       24

     The tax  discussion  set forth  above is included  for general  information only. Prospective investors should consult their own tax advisers concerning the federal,  state,  local and/or foreign tax  consequences of an investment in the
Fund.

                                       25

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                                       26

                                      T H E
                                     OLSTEIN
                                F I N A N C I A L
                                    A L E R T
                                     F U N D

a series of
THE OLSTEIN FUNDS
4 Manhattanville Road
Purchase, NY  10577

FOR MORE INFORMATION
You may obtain the following and other information on the Fund free of charge:

o    Annual and Semi-Annual Reports to Shareholders
The annual and  semi-annual  reports  provide the Fund's  most recent  financial report and portfolio  listings.  The annual report  contains a discussion of the market conditions and investment strategies that affected the Fund's performance during its last fiscal year.

o    Statement of Additional Information (SAI) dated October [31], 2005
The SAI provides more details about the Fund's  policies and  management  and is incorporated by reference into this Prospectus.

Inquiries may be made to the following:
Telephone:
1-800-799-2113 (for Class C shares)
1-888-887-9827 (for Adviser Class shares)
Mail:
The Olstein Financial Alert Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Internet:
   www.olsteinfunds.com
SEC:
Text only versions of Fund documents can be viewed online or downloaded from:
http://www.sec.gov
You may review and obtain copies of Fund information at the SEC Public Reference
Room in  Washington,  D.C.  (202)  942-8090.  Copies of the  information  may be obtained for a fee by writing the Public  Reference  Section,  Washington,  D.C.
20549-6009.

   811-09038

                                       27

                                       THE

                                     OLSTEIN

                                F I N A N C I A L
                                    A L E R T
                                     F U N D
                                 CLASS C SHARES

                              ADVISER CLASS SHARES
                                   PROSPECTUS
                                October 31, 2005

                                       28

                        THE OLSTEIN FINANCIAL ALERT FUND
                                                                     a series of
                                                               THE OLSTEIN FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION
                                 Class C Shares
                              Adviser Class Shares

                                October 31, 2005

Information about the Fund is included in its Prospectus dated October 31, 2005, which may be obtained  without charge from the Fund by writing to the address or calling the telephone  number  listed below.  The Fund offers Class C shares and
Adviser  Class  shares.  Class C shares are  offered  directly to the public and shares of the Adviser Class are only offered for sale through financial advisers such as broker-dealers, investment advisers or financial planners. No investment in shares of the Fund  should be made  without  first  reading  the  Prospectus.
Information from the Annual Report has been  incorporated into this Statement of
Additional  Information  by  reference.  The Annual Report  contains  additional performance  information and a copy of the Annual Report may be obtained free of charge from the address and telephone number below.

                               INVESTMENT MANAGER
                                 AND DISTRIBUTOR

                           Olstein & Associates, L.P.
                              4 Manhattanville Road
                               Purchase, NY 10577
                                 1-800-799-2113

This Statement of Additional  Information is not a Prospectus and should be read in conjunction with the Fund's  Prospectus dated October 31, 2005. Please retain this Statement of Additional Information for future reference.

                                      -2-

                        THE OLSTEIN FINANCIAL ALERT FUND

                           HISTORY AND CLASSIFICATION

     The  Olstein  Financial  Alert Fund (the  "Fund") is the only series of The
Olstein  Funds  (the  "Trust"),  which  is an  open-end,  management  investment company.  The Fund maintains a diversified  portfolio of investments selected in accordance with its investment objectives and policies.  The Trust was organized as a Delaware  statutory trust (formerly known as a Delaware  business trust) on
March 31, 1995.

                         INVESTMENT STRATEGIES AND RISKS

     The Fund's primary objective is to achieve long-term capital  appreciation, and its secondary  objective is income.  The Fund's  investment  objectives  are fundamental,  which  means  that  they may not be  changed  without  shareholder approval.  The Fund  seeks to  achieve  its  objectives  by  making  investments selected according to its investment  policies and restrictions.  This Statement of Additional Information contains further information concerning the techniques and  operations of the Fund,  the  securities  in which it will invest,  and the policies it will follow.

Primary Investment - Common Stock

     To achieve  its  primary  objective,  the Fund  invests in common  stock of companies that Olstein & Associates,  L.P. (the "Investment Manager") determines to be  undervalued.  Common  stock is  defined as shares of a  corporation  that entitle  the holder to a pro rata share of the  profits of the  corporation,  if any,  without a preference over any other  shareholder or class of shareholders, including holders of the corporation's  preferred stock and other senior equity.
Common  stock  usually  carries  with it the  right  to vote and  frequently  an exclusive right to do so.

Other Equity Investments

     Convertible   Securities.   Traditional   convertible   securities  include
corporate  bonds,  notes and  preferred  stocks  that may be  converted  into or
exchanged  for  common  stock,   and  other  securities  that  also  provide  an
opportunity for equity participation. These securities are generally convertible either at a stated  price or a stated  rate (that is,  for a specific  number of shares of common stock or other security).

     As with other fixed income securities,  the price of a convertible security to  some  extent  varies  inversely  with  interest  rates.  Income  streams  of convertible  securities are generally  higher in yield than the income derivable from a common  stock,  but lower than that  afforded by a  non-convertible  debt security.  While providing a fixed-income  stream,  a convertible  security also affords  the  investor  an  opportunity,  through  its  conversion  feature,  to participate  in the capital  appreciation  of the common  stock into which it is convertible.  As the  market  price of the  underlying  common  stock  declines, convertible  securities  tend to trade  increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a  convertible  security  tends to rise as a  reflection  of the value of the underlying common stock. To obtain such a higher yield, the Fund may be required to pay for a  convertible  security  an  amount  greater  than the  value of the underlying common stock.  Common stock acquired by the Fund upon conversion of a convertible  security  will  generally  be held  for as  long as the  Investment
Manager  anticipates such stock will provide the Fund with  opportunities  which are consistent with the Fund's investment objectives and policies.

     Foreign  Investments.  The Fund may invest in foreign  securities which are traded in U.S.  dollars.  Additionally,  the Fund may make  foreign  investments through the purchase and sale of sponsored or  unsponsored  American  Depositary
Receipts  ("ADRs").  ADRs are receipts  typically issued by a U.S. bank or trust company that  evidence  ownership of underlying  securities  issued by a foreign corporation. Generally, ADRs in registered form are designed for use in the U.S.
securities  markets.  The Fund may purchase ADRs whether they are "sponsored" or
"unsponsored." Sponsored ADRs are issued jointly by the issuer of the underlying
security  and  a  depository,   whereas  unsponsored  ADRs  are  issued  without
participation  of the issuer of the deposited  security.  Holders of unsponsored
ADRs  generally  bear all the costs of such  facilities.  The  depository  of an unsponsored facility frequently is under no obligation to distribute shareholder communications  received  from the issuer of the  deposited  security or to pass through  voting  rights  to the  holders  of such  receipts  in  respect  to the deposited  securities.  Therefore,  there  may  not  be  a  correlation  between information  concerning  the issuer of the  security  and the market value of an unsponsored  ADR. ADRs may result in a withholding tax by the foreign country of source,  which  will  have  the  effect  of  reducing  the  income  that  may be distributed to shareholders.

                                      -3-

     Investments  in such foreign  investments  may involve  greater  risks than investments in domestic securities. Foreign issuers are not generally subject to uniform accounting,  auditing and financial  reporting  standards  comparable to those of U.S.  public  companies.  Also  there  is  generally  less  information
available  to  the  public  about  non-U.S.   companies.  In  addition,  foreign
investments  may include risks  related to legal,  political  and/or  diplomatic actions of foreign governments. These include imposition of withholding taxes on interest and dividend income payable on the securities held, possible seizure or nationalization  of  foreign  deposits,  limited  legal  remedies  available  to investors,  and  establishment  of exchange  controls  or the  adoption of other foreign  governmental  restrictions  which might adversely affect the value of a foreign  issuer's  stock.  The Fund is authorized to invest up to 20% of its net assets in ADRs and foreign securities traded in U.S. dollars.

     Warrants. The Fund may invest in warrants, in addition to warrants acquired in units or  attached  to  securities.  A warrant is an  instrument  issued by a corporation  which gives the holder the right to subscribe to a specified amount of the issuer's capital stock at a set price for a specified period of time.

Preferred Stock

     Generally,  preferred stock receives  dividends prior to  distributions  on common stock and usually has a priority of claim over common stockholders if the issuer of the stock is liquidated. Unlike common stock, preferred stock does not usually have voting  rights;  however,  in some  instances,  preferred  stock is convertible  into common stock.  In order to be payable,  dividends on preferred stock must be declared by the  issuer's  board of  directors.  Dividends  on the typical preferred stock are cumulative,  causing dividends to accrue even if not declared  by the  board of  directors.  There is,  however,  no  assurance  that dividends  will be  declared  by the  boards  of  directors  of  issuers  of the preferred stocks in which the Fund invests.

     If the  Investment  Manager  determines  that suitable  undervalued  equity securities  are  not  available,  the  Fund  may  seek  income  by  investing  a substantial portion of its assets in other types of securities.

Money Market Instruments

     The Fund will select  money  market  securities  for  investment  when such securities  offer a  current  market  rate of return  which  the Fund  considers reasonable in relation to the risk of the investment, and the issuer can satisfy suitable  standards  of  credit-worthiness  set by the Fund.  The  money  market securities in which the Fund may invest include:

 o    repurchase agreements                  o   U.S. Government securities
 o    certificates of deposit                o   commercial paper
 o    shares of money market mutual funds

     The Fund's direct  investments  in money market  securities  will generally favor  securities  with shorter  maturities  (maturities  of less than 60 days), which  are less  affected  by price  fluctuations  than are  those  with  longer maturities.  Other than its  investments in money market mutual funds,  the Fund will not invest in other investment  companies.  The Fund's investments in money market mutual funds may be made only in accordance with the limitations  imposed by the  Investment  Company Act of 1940,  as amended  ("the 1940 Act"),  and its applicable rules.

     U.S. Government Securities. U.S. Government Securities include a variety of
Treasury securities,  which differ in their interest rates, maturities and dates of issuance.  The Fund will only acquire U.S.  Government  Securities  which are supported by the "full faith and credit" of the United States.  Securities  that are backed by the full faith and credit of the United States include:

                                      -4-

          (a)  Treasury bills,

          (b)  Treasury bonds,

          (c)  Treasury notes, and

          (d)  obligations of the Government National Mortgage Association,  the
Farmers Home Administration, and the Export-Import Bank.

The maturity rates of U.S. Government Securities are as follows:

    1 Year or Less          1 to 10 Years        Greater than 10 Years
    Treasury Bills         Treasury Notes           Treasury Bonds

Certificates of Deposit. Certificates of deposit are certificates issued against funds  deposited in a commercial  bank or a savings and loan  association  for a definite period of time,  earning a specified return.  Bankers'  acceptances are negotiable  drafts  or bills of  exchange,  normally  drawn  by an  importer  or exporter  to pay for  specific  merchandise,  which  are  "accepted"  by a bank, meaning, in effect, that the bank  unconditionally  agrees to pay the face value of the instrument on maturity.  Investments in bank  certificates of deposit and bankers'  acceptances  are generally  limited to domestic  banks and savings and loan associations that are members of the Federal Deposit Insurance  Corporation or Federal Savings and Loan Insurance Corporation having a net worth of at least
$100  million  dollars  and  domestic  branches  of foreign  banks  (limited  to institutions having total assets not less than $1 billion or its equivalent).

Commercial  Paper.  Investments in prime  commercial paper may be made in notes, drafts,  or similar  instruments  payable on demand or having a maturity  at the time of issuance not exceeding nine months,  exclusive of days of grace,  or any renewal periods payable on demand or having a maturity likewise limited.

Repurchase  Agreements.  Under a repurchase agreement,  the Fund acquires a debt instrument subject to the obligation of the seller to repurchase and the Fund to resell  such  debt  instrument  at a fixed  price.  The  Fund  will  enter  into repurchase  agreements  only with banks that are members of the Federal  Reserve
System, or securities dealers who are members of a national  securities exchange or are market makers in government  securities  and report to the Market Reports
Division of the Federal  Reserve Bank of New York. In either case, the Fund will enter into repurchase  agreements only when the debt instrument  collateralizing the repurchase  agreement is a U.S. Treasury or agency  obligation  supported by the full faith and credit of the United States.

     A repurchase  agreement may also be viewed as the loan of money by the Fund to the seller.  The resale price specified is normally greater than the purchase price,  reflecting an agreed upon interest  rate.  The rate is effective for the period of time the Fund is invested in the  agreement  and may not be related to the coupon rate on the underlying security.

     The  term of these  repurchase  agreements  will  usually  be  short  (from overnight  to one  week),  and at no time  will the Fund  invest  in  repurchase agreements of more than sixty days. The  securities  that are collateral for the repurchase agreements,  however, may have maturity dates in excess of sixty days from the effective date of the repurchase agreement.

     As collateral,  the Fund will always receive securities whose market value, including accrued interest,  will at least equal 102% of the dollar amount to be paid to the Fund  under  each  agreement  at its  maturity.  The Fund  will make payment  for such  securities  only upon  physical  delivery or evidence of book entry transfer to the account of the Custodian.

     If the seller  defaults,  the Fund  might  incur a loss if the value of the
collateral  securing  the  repurchase   agreement  declines,   and  might  incur
disposition costs in connection with liquidation of the collateral. In addition, if  bankruptcy  proceedings  are  commenced  with  respect  to the seller of the security,  collection  of the  collateral by the Fund may be delayed or limited.
The Fund also may not be able to  substantiate  its interests in the  underlying
securities.   While  management  of  the  Fund  acknowledges  these  risks,  the
Investment  Manager  expects to control these risks through  stringent  security selection.

                                      -5-

     The Fund's investment in repurchase  agreements that do not mature in seven days and other  securities  for which there is no readily  available  market for resale, or that are subject to legal or contractual  restrictions on resale, may be  considered  illiquid  securities  under  federal or state law. The Fund will restrict its  investment in illiquid  securities to not more than 10% of its net assets.

Illiquid Securities

     The Fund may invest up to 10% of its net assets in  securities  that may be considered  illiquid.  Illiquid  securities  include securities with contractual restrictions on resale,  repurchase agreements maturing in more than seven days, and other securities that may not be readily marketable. Liquidity refers to the ability  of the Fund to sell a  security  in a  timely  manner  at a price  that reflects the value of that  security.  The relative  illiquidity  of some of the
Fund's  securities  may  adversely  affect the ability of the Fund to dispose of such  securities  in a timely manner and at a fair price at times when it may be necessary  or  advantageous  for the  Fund to  liquidate  portfolio  securities.
Certain  securities  in which  the  Fund  may  invest  are  subject  to legal or contractual  restrictions  as to resale and  therefore  may be illiquid by their terms.

Equity Swap Agreements

     The Fund may also enter into  equity  swap  agreements  for the  purpose of attempting to obtain a desired return or exposure to certain  equity  securities or equity indices in an expedited  manner or at a lower cost to the Fund than if the Fund had invested directly in such securities,  and,  indirectly,  to better manage the Fund's ability to experience  taxable gains or losses in an effort to maximize the after-tax returns for shareholders.

     Swap  agreements  are  two  party  contracts   entered  into  primarily  by
institutional  investors  for periods  ranging from a few weeks to more than one year. In a standard swap transaction,  two parties agree to exchange the returns
(or  differentials  in return)  earned or realized on  particular  predetermined investments  or  instruments.  The gross  returns to be  exchanged  or "swapped"
between  the  parties  are  generally  calculated  with  respect to a  "notional amount,"  i.e.,  the return on, or  increase  in value of, a  particular  dollar
amount   invested  in  a  "basket"  of   particular   securities  or  securities
representing  a particular  index.  Forms of swap  agreements  include equity or index  caps,  under  which,  in return for a premium,  one party  agrees to make payment  to the other to the  extent  that the  return on  securities  exceeds a specified rate, or "cap";  equity or index floors,  under which, in return for a premium,  one party agrees to make  payments to the other to the extent that the return on securities  fall below a specified  level,  or "floor";  and equity or index  collars,  under which a party  sells a cap and  purchases a floor or vice versa in an attempt to protect itself against movements  exceeding given minimum or maximum levels.  Parties may also enter into bilateral swap agreements  which obligate  one  party to pay the  amount of any net  appreciation  in a basket or index of securities while the counterparty is obligated to pay the amount of any net depreciation.

     The  "notional  amount" of the swap  agreement  is only a fictive  basis on which to calculate the  obligations  that the parties to a swap  agreement  have agreed  to  exchange.  Most  swap  agreements  entered  into by the  Fund  would calculate  the  obligations  of the parties to the  agreement  on a "net basis."
Consequently,  the Fund's current obligations (or rights) under a swap agreement will  generally be equal only to the net amount to be paid or received under the agreement  based on the relative  values of the positions  held by each party to the agreement (the "net amount").  The Fund's current  obligations  under a swap agreement  will be accrued daily (offset  against  amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap  counterparty  will be covered by the maintenance of a segregated  account  consisting of liquid assets such as cash, U.S. Government securities,  or high grade debt obligations,  to avoid any potential  leveraging  of the Fund's  portfolio.  The Fund will not enter into a swap  agreement  with any single  party if the net amount owed or to be received under  existing  contracts  with that  party  would  exceed 5% of the Fund's net assets.

     Whether the Fund's use of swap  agreements will be successful in furthering its  investment  objective will depend on the  Investment  Manager's  ability to predict  correctly  whether  certain types of investments  are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days,  swap  agreements may be considered  to be  illiquid.  Moreover,  the Fund  bears the risk of loss of the amount  expected  to be  received  under a swap  agreement  in the  event of the default or bankruptcy of a swap agreement  counterparty.  The Investment Manager will cause the Fund to enter into swap agreements only with  counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines.  Certain restrictions imposed on the
Fund by the  Internal  Revenue  Code may limit the  Fund's  ability  to use swap agreements.  The  swaps  market  is a  relatively  new  market  and  is  largely unregulated.  It is possible that  developments  in the swaps market,  including potential  government  regulation,  could adversely affect the Fund's ability to terminate  existing swap  agreements or to realize  amounts to be received under such agreements.

                                      -6-

                             INVESTMENT RESTRICTIONS

     The Fund  has  adopted  the  investment  restrictions  set  forth  below in addition to those discussed in the Prospectus.  Some of these  restrictions  are fundamental  policies of the Fund, and cannot be changed without the approval of a majority of the Fund's outstanding voting securities.  As provided in the 1940
Act, a "vote of a  majority  of the  outstanding  voting  securities"  means the affirmative vote of the lesser of:

     (1)  more than 50% of the outstanding shares, or

     (2)  67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Fundamental Restrictions

     As a matter of fundamental policy, the Fund will not:

     (a) as to 75% of the Fund's total assets,  invest more than 5% of its total assets in the  securities of any one issuer (this  limitation  does not apply to cash and cash items,  or  obligations  issued or guaranteed by the United States
Government, its agencies or instrumentalities, or securities of other investment companies);

     (b) purchase  more than 10% of the voting  securities,  or more than 10% of any class of securities,  of any one issuer;  for purposes of this  restriction, all  outstanding  fixed income  securities  of an issuer are  considered  as one class;

     (c) make short  sales of  securities  in excess of 25% of the Fund's  total assets or purchase  securities on margin except for such  short-term  credits as are necessary for the clearance of transactions;

     (d) purchase or sell commodities or commodity contracts;

     (e) make loans of money or securities, except

          o by the  purchase of fixed income  obligations  in which the Fund may invest consistent with its investment objective and policies; or

          o by investment in repurchase  agreements (see "Investment  Strategies and Risks");

     (f)  borrow  money,  except  that  the Fund may  borrow  from  banks in the following cases:

          o for  temporary  or  emergency  purposes  not in  excess of 5% of the
          Fund's net assets, or

          o to  meet  redemption  requests  that  might  otherwise  require  the untimely  disposition of portfolio  securities,  in an amount up to 33
          1/3% of the value of the Fund's  net assets at the time the  borrowing was made;

                                      -7-

     (g) pledge, hypothecate,  mortgage or otherwise encumber its assets, except in an amount up to 33 1/3% of the  value of its net  assets,  but only to secure borrowings  authorized in the preceding  restriction;  this restriction does not limit  the  authority  of the  Fund to  maintain  accounts  for  short  sales of securities;

     (h) purchase the securities of any issuer,  if, as a result,  more than 10%
of the value of a Fund's net assets  would be  invested in  securities  that are
subject   to  legal  or   contractual   restrictions   on  resale   ("restricted
securities"),  in any  combination  of securities for which there are no readily available market quotations,  or in repurchase  agreements maturing in more than seven days;

     (i) engage in the underwriting of securities except insofar as the Fund may be deemed an  underwriter  under the  Securities  Act of 1933 in  disposing of a portfolio security;

     (j) purchase or sell real estate or  interests in real estate,  although it may purchase  securities of issuers which engage in real estate  operations  and may purchase and sell securities  which are secured by interests in real estate;
therefore, the Fund may invest in publicly-held real estate investment trusts or marketable  securities of companies  which may represent  indirect  interests in real  estate  such as real  estate  limited  partnerships  which are listed on a national exchange, however, the Fund will not invest more than 10% of its assets in any one or more real estate investment trusts; and

     (k)  invest  more than 25% of the value of the Fund's  total  assets in one particular industry; for purposes of this limitation,  utility companies will be divided according to their services (e.g., gas,  electric,  water and telephone)
and each will be considered a separate industry; this restriction does not apply to investments in U.S. Government securities, and investments in certificates of deposit and bankers'  acceptances  are not  considered to be  investments in the banking industry.

Non-Fundamental Restrictions

     Non-fundamental  policies may be changed by the Trust's  Board of Trustees, without shareholder  approval.  As a matter of non-fundamental  policy, the Fund will not:

     (a) purchase oil, gas or other mineral leases,  rights or royalty contracts or exploration or development  programs,  except that the Fund may invest in the securities of companies which invest in or sponsor such programs;

     (b) invest for the purpose of  exercising  control or management of another company;

     (c) invest in  securities  of any open-end  investment  company,  except in connection  with a merger,  reorganization  or  acquisition of assets and except that the Fund may purchase  securities of money market  mutual  funds,  but such investments in money market mutual funds may be made only in accordance with the limitations imposed by the 1940 Act and the rules thereunder, as amended;

     (d) invest  more than 5% of its total  assets in  securities  of  companies having a  record,  together  with  predecessors,  of less  than  three  years of continuous  operation;  this  limitation  shall  not  apply  to U.S.  Government securities; and

     (e)  invest  more  than  20% of its  total  assets  (measured  at  time  of investment) in depository receipts evidencing ownership of foreign securities or in foreign securities traded on U.S. exchanges.

     So long as percentage  restrictions are observed by the Fund at the time it purchases  any  security,  changes in values of  particular  Fund  assets or the assets of the Fund as a whole will not cause a violation of any of the foregoing fundamental or non-fundamental restrictions.

                                      -8-

Short Selling

     If the Fund anticipates  that the price of a security will decline,  it may sell the  security  short and  borrow the same  security  from a broker or other institution  to  complete  the  sale.  The Fund  may  realize  a profit  or loss depending  upon  whether the market  price of a security  decreases or increases between  the date of the short sale and the date on which the Fund must  replace the borrowed security. As a hedging technique,  the Fund may purchase options to buy  securities  sold  short by the Fund.  Such  options  would lock in a future purchase price and protect the Fund in case of an unanticipated  increase in the price of a security sold short by the Fund.  Short  selling is a technique  that may be  considered  speculative  and  involves  risk beyond the initial  capital necessary to secure each transaction. In addition, the technique could result in higher  operating  costs  for the Fund  and have  adverse  tax  effects  for the investor.  Investors  should  consider  the  risks  of such  investments  before investing in the Fund.

     Whenever  the Fund  effects a short sale,  it will set aside in  segregated accounts cash,  U.S.  Government  Securities or other liquid assets equal to the difference between:

     (a) the market value of the securities sold short; and

     (b) any cash or U.S.  Government  Securities  required to be  deposited  as collateral  with the broker in connection with the short sale (but not including the proceeds of the short sale).

     Until the Fund replaces the security it borrowed to make the short sale, it must  maintain  daily the  segregated  account  at such  levels  that the amount deposited in it plus the amount  deposited  with the broker as  collateral  will equal the current market value of the securities sold short.

     The value of any  securities  of any one  issuer in which the Fund is short may not exceed the lesser of 2% of the Fund's net assets or 2% of the securities of any class of any issuer's securities.  In addition,  short sales will only be made in those  securities  that are  listed on a national  exchange.  When added together, no more than 25% of the value of the Fund's total net assets will be:

          o    deposited as collateral for the obligation to replace  securities borrowed to effect short sales; and

          o    allocated to segregated accounts in connection with short sales.

Options

     Generally, the Fund will only purchase options for hedging purposes and not for  speculation.  In this regard,  the Fund will only  purchase call options on underlying  securities that are sold short by the Fund.  Purchasing call options allows the Fund to hedge against an increase in the price of securities that are sold short by the Fund, by locking in a future purchase  price.  Such options on securities  will  generally  be held no longer  than the Fund  maintains a short position in the underlying security.

     The  purchase  of call  options  gives  the  Fund  the  right,  but not the obligation, to buy (call) a security at a fixed price during a specified period.
When  purchasing  call options,  the Fund pays a  non-refundable  premium to the party who sells  (writes) the option.  This practice  allows the Fund to protect itself in the event of an  unexpected  increase in the price of a security  sold short.  Premiums paid by the Fund in connection  with option  purchases will not exceed 5% of the Fund's net assets. Following the purchase of a call option, the
Fund may liquidate its position by entering into a closing  transaction in which the Fund sells an option of the same series as previously purchased.

     The success of purchasing call options for hedging  purposes depends on the
Investment  Manager's  judgment  and  ability to predict  the  movement of stock prices.  There is  generally an imperfect  correlation  between  options and the securities being hedged.  If the Investment  Manager  correctly  anticipates the direction  of the price of the  underlying  security  that is the subject of the hedge, the option will not be exercised, and any premium paid for the option may lower the Fund's return.  If an option  position is no longer needed for hedging purposes,  it  may be  closed  out by  selling  an  option  of the  same  series previously  purchased.  There is a risk that a liquid  secondary  market may not exist  and the  Fund  may  not be able to  close  out an  option  position,  and therefore  would not be able to offset any portion of the premium  paid for that option. The risk that the Fund will not be able to close out an options contract will be minimized because the Fund will only enter into options  transactions on a national exchange and for which there appears to be a liquid secondary market.

                                      -9-

     The Fund's  activities  relating to short sales and any purchase of options on securities for hedging  purposes may be considered  investments in derivative securities.  "Derivative"  securities  include  instruments whose value is based upon, or derived from, some underlying security.

                               PORTFOLIO TURNOVER

     Although the primary  objective of the Fund is to achieve long-term capital appreciation, the Fund may sell securities to recognize gains or avoid potential for loss  without  regard to the time they have been held.  The Fund  intends to follow a strict "buy and sell  discipline"  under which it will purchase or sell securities  whenever the Fund's value  criteria are met. When  appropriate,  the
Fund takes into consideration the holding period of the security.

     The Investment  Manager  believes that adhering to a strict sell discipline when the Fund's value criteria are met reduces the potential  severity of future portfolio valuation declines.  However,  such discipline may result in portfolio changes and a portfolio  turnover  rate higher than that reached by many capital appreciation  funds.  High portfolio  turnover produces  additional  transaction costs  (such  as  brokerage  commissions)  which  are  borne by the  Fund.  High portfolio turnover also may cause adverse tax effects.  See "Dividends,  Capital
Gains Distributions and Taxes" in the Prospectus.

                 The annualized portfolio turnover rate for the
                    past three fiscal periods is as follows:

------------------------ ----------------------- ----------------------------
   Fiscal Year ended       Fiscal Period ended        Fiscal year ended
     June 30, 2005           June 30, 2004*            August 31, 2003
------------------------ ----------------------- ----------------------------
        68.46%                   52.45%                    79.55%
------------------------ ----------------------- ----------------------------

* On April 29, 2004, the Board of Trustees changed the Fund's fiscal year end to
June 30, so the fiscal period ended June 30, 2004 was ten months.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     The Board has adopted a policy and procedures relating to the disclosure of the Fund's portfolio holdings information (the "Policy").  Generally, the Policy restricts the disclosure of portfolio  holdings data as described herein. In all cases,  the Trust's Chief  Compliance  Officer (or designee) is responsible  for authorizing the disclosure of the Fund's portfolio  holdings.  The Fund does not accept  compensation or  consideration  of any sort in return for the release of portfolio holdings  information.  Any such disclosure is made only if consistent with the general  anti-fraud  provisions of the federal  securities laws and the
Investment Manager's fiduciary duties to its clients.

     The  Trust's  Chief  Compliance  Officer  and  staff  are  responsible  for monitoring the disclosure of portfolio  holdings  information  and ensuring that any such  disclosures  are made in  accordance  with the Policy.  The Board has, through the adoption of the Policy,  delegated the day to day  monitoring of the disclosure of portfolio holdings  information to the Advisor's compliance staff.
The Board  receives  reports  from the Advisor with respect to the status of the disclosure  of  the  Fund's  portfolio  holdings  information  and  the  overall effectiveness of the Policy.

     In  accordance  with the  Policy,  the Fund  will  disclose  its  portfolio holdings  periodically,  to the extent required by applicable federal securities laws. These disclosures  include the filing of a complete schedule of the Fund's portfolio  holdings with the SEC  semi-annually on Form N-CSR, and following the
Fund's first and third fiscal  quarters on Form N-Q. These filings are available to the public  through  the EDGAR  Database  on the SEC's  Internet  website at:
http://www.sec.gov.  The Fund also posts its  portfolio  holdings on its website
(www.olsteinfunds.com)  with a  shorter  delay of at least  45 days  after  each calendar  quarter end and also expects to post top 10 holdings  information on a monthly basis after a 30 day delay.

     The Policy provides that the Fund's portfolio  holdings  information may be released to selected third parties only when the Fund has a legitimate  business purpose for doing so and the recipients are subject to a duty of confidentiality
(including  appropriate  related  limitations  on trading),  either  through the nature  of  their  relationship  with  the  Fund or  through  a  confidentiality agreement.

                                      -10-

     The Fund also may share its  portfolio  holdings  information  with certain service  providers  where the Fund has a legitimate  business need to share such information,  including, but not limited to, the custodian, administrator, proxy voting vendor,  consultants,  legal counsel and  independent  registered  public accounting  firm. The Trust's service  arrangements  with each of these entities include a duty of confidentiality (including appropriate limitations on trading)
regarding  portfolio  holdings data by each service  provider and its employees, either by law or by contract.

                             MANAGEMENT OF THE FUND

Board of Trustees and Officers of the Trust

     The Board of Trustees of the Trust  consists  of six  individuals,  four of whom are not  "interested  persons" of the Trust or Fund as that term is defined in the 1940 Act. The Trustees are  fiduciaries for the Fund's  shareholders  and are governed by the laws of the State of Delaware in this regard. They establish policy for the  operation  of the Fund and appoint the  officers who conduct the daily business of the Fund.

     The officers  conduct and  supervise the daily  business  operations of the
Trust,  while the  Trustees,  in  addition  to the  functions  set  forth  under
"Investment  Manager,"  and  "Distributor"  review  such  actions  and decide on general  policy.  Compensation  to  officers  and  Trustees of the Trust who are affiliated with the Investment Manager is paid by the Investment Manager and not by the Trust.

                                      -11-

     The names, addresses and occupational history of the Trustees and principal executive officers are listed below:

                                                                              Number
                                                                              of
                                       Term of                                Portfolios
                          Position    Office**                                in Fund
                            and      and Length                               Complex           Other
     Name, Address         Office     of Time                                 Overseen   Directorships Held
         And Age          with the     Served        Principal Occupation     by             by Trustee
                            Trust                 During the Past Five Years  Trustee

Disinterested Trustees:

Fred W. Lange             Trustee    Since 1995   Private Investor.               1        Wagner College
123 Lewisburg Road
Sussex, NJ  07461
Age: 73

John Lohr                 Trustee    Since 1995   Retired; General Counsel,       1          Crosswater
P.O. Box 771407                                   LFG, Inc. (provider of                      Financial
Orlando, FL  32877-1407                           investment products),                      Corporation
Age: 60                                           Jan. 1996 to Sept. 2002.

D. Michael Murray         Trustee    Since 1995   President, Murray,              1       American Academy
Murray, Montgomery, &                             Montgomery & O'Donnell                    of Preventive
O'Donnell                                         (consultants), since 1968.                  Medicine
101 Constitution Avenue
Suite 900
Washington, DC 20001
Age: 65

Lawrence K. Wein          Trustee    Since 1995   Private Consultant for          1        eRooms Systems
27 Rippling Brook Drive                           telecommunications                        Technologies
Short Hills, NJ  07078                            industry, since July                        (ERMS.OB)
Age: 63                                           2001; Former Vice
                                                  President-Wholesale
                                                  Business Operations,
                                                  Concert Communications an
                                                  ATT/BT Company, April
                                                  2000 to June 2001; Former
                                                  Executive Manager, AT&T,
                                                  Inc., for 35 years,
                                                  retired July 2001.

Interested Trustees:

Erik K. Olstein*+         Trustee,   Since 1995   President and Chief             1             None
c/o Olstein & Associates, Secretary               Operating Officer,
L.P.                      and                     Olstein & Associates,
4 Manhattanville Road     Assistant               L.P., since 2000; Vice
Purchase, NY  10577       Treasurer               President of Sales and
Age: 38                                           Chief Operating Officer,
                                                  Olstein &
                                                  Associates, L.P.,
                                                  1994-2000.

Robert A. Olstein*+       Chairman   Since 1995   Chairman, Chief Executive       1             None
Olstein & Associates, L.P.and                     Officer, and Chief
4 Manhattanville Road     President               Investment Officer,
Purchase, NY  10577                               Olstein & Associates,
Age: 64                                           L.P., since 2000;
                                                  Chairman, Chief Executive
                                                  Officer, Chief Investment
                                                  Officer and President,
                                                  Olstein &
                                                  Associates, L.P.,
                                                  1994-2000; President,
                                                  Secretary and Sole
                                                  Shareholder of
                                                  Olstein, Inc., since June
                                                  1994.

                                      -12-

                         Position
                        and Office
    Name, Address        with the     Length of                      Principal Occupation
        and Age            Trust     Time Served                  During the Past Five Years

Officers:

Michael Luper           Chief        Since 1995   Executive Vice President and Chief Financial Officer,
Olstein & Associates,   Accounting                Olstein & Associates, L.P., since 2000; Vice President
L.P.                    Officer                   and Chief Financial Officer, Olstein & Associates, L.P.,
4 Manhattanville Road   and                       1994-2000.
Purchase, NY  10577     Treasurer
Age: 37

James B. Kimmel         Chief        Since 2004   Vice President, General Counsel and Chief Compliance
Olstein & Associates,   Compliance                Officer, Olstein & Associates, L.P. Previously, Of
L.P.                    Officer                   Counsel at Stradley Ronon Stevens & Young LLP (law firm),
4 Manhattanville Road                             May 2001 to April 2004, Vice President and Assistant
Purchase, NY  10577                               Counsel in the Corporate and Securities Group at Summit
                                                  Bancorp from September 1996 through May 2001, Associate
Age: 43                                           Attorney in the Investment Management Practice Group at
                                                  Morgan Lewis & Bockius LLP from September 1990 through
                                                  August 1996.

* Robert and Erik Olstein are each officers of Olstein & Associates, L.P. or its affiliates and are  considered to be an  "interested  person" of the Fund within the meaning of the 1940 Act.
** Each Trustee holds office for an indefinite term.
+ Erik K. Olstein is the nephew of Robert A.  Olstein,  President of The Olstein
Funds.

Beneficial Ownership

     The  following  tables  provide  the  dollar  range  of  equity  securities beneficially owned by the board members of the Fund as of December 31, 2004.

Independent Trustees

    Name of Trustee       Dollar Range of Equity Securities      Aggregate Dollar Range of Equity
                                     in the Fund                   Securities in All Registered
                                                                 Investment Companies Overseen by
                                                                 Director in Family of Investment
                                                                             Companies
Fred W. Lange                       Over $100,000                          Over $100,000
John Lohr                          $10,001-$50,000                        $10,001-$50,000
D. Michael Murray                   Over $100,000                          Over $100,000
Lawrence K. Wein                    Over $100,000                          Over $100,000

Interested Trustees

    Name of Trustee       Dollar Range of Equity Securities      Aggregate Dollar Range of Equity
                                     in the Fund                   Securities in All Registered
                                                                 Investment Companies Overseen by
                                                                 Director in Family of Investment
                                                                             Companies
Erik K. Olstein                     Over $100,000                          Over $100,000
Robert A. Olstein                   Over $100,000                          Over $100,000

Compensation

     For their service as Trustees,  the Independent  Trustees receive a $10,000 annual  fee and  $2,500  per  meeting  attended,  as well as  reimbursement  for
expenses   incurred  in  connection  with  attendance  at  such  meetings.   The
Independent   Trustees  also  receive  $1,000   annually  for  Audit   Committee
participation.  The interested Trustees of the Trust receive no compensation for their service as Trustees.  The table below  details the amount of  compensation received by the Trustees from the Fund for the fiscal year ended June 30, 2005.

                                      -13-

Independent Trustees

                                                                                            Total Compensation
                            Aggregate        Pension or Retirement    Estimated Annual     from Trust and Fund
   Name and Position    Compensation From     Benefits Accrued As       Benefits Upon        Complex Paid to
                              Fund           Part of Fund Expenses       Retirement             Trustees
Fred W. Lange                $23,500                  None                  None                 $23,500
Trustee
John Lohr                    $21,000                  None                  None                 $21,000
Trustee
D. Michael Murray            $23,500                  None                  None                 $23,500
Trustee
Lawrence K. Wein             $23,500                  None                  None                 $23,500
Trustee

Interested Trustees

                                                                                                 Total Compensation
                            Aggregate        Pension or Retirement     Estimated Annual      from Trust and Fund
   Name and Position    Compensation From     Benefits Accrued As        Benefits Upon         Complex Paid to
                              Fund           Part of Fund Expenses        Retirement              Trustees
Erik K. Olstein               None                    None                   None                   None
Trustee, Secretary and
Assistant Treasurer
Robert A. Olstein             None                    None                   None                   None
Chairman and President

Audit Committee

     The Trust has an Audit  Committee,  which  assists the Board of Trustees in fulfilling its duties relating to the Trust's accounting and financial reporting practices,  and also serves as a direct line of communication  between the Board of Trustees and the independent  registered public accounting firm. The specific functions of the Audit Committee include: (i) pre-approving and recommending the engagement or retention of the independent  registered  public  accounting firm;
(ii) reviewing with the independent  registered public accounting firm the scope and the results of the auditing  engagement;  (iii)  pre-approving  professional services provided by the independent  registered public accounting firm prior to the  performance  of such  services;  (iv)  considering  the  range of audit and non-audit fees; (v) reviewing the  independence  of the  independent  registered public  accounting  firm;  (vi)  reviewing  the scope and results of the Trust's procedures  for internal  auditing;  and (vii)  reviewing the Trust's  system of internal accounting controls.

     The  Audit  Committee  is made  up of all of the  Independent  Trustees  as follows:  Fred W. Lange,  John Lohr,  D.  Michael  Murray and  Lawrence K. Wein.
During the fiscal year ended June 30, 2005, the Audit Committee met two times.

                              MANAGEMENT OWNERSHIP

     As of September 30, 2005, the Fund's officers,  trustees and members of the
Investment  Manager as a group owned 7.39% of the Class C shares of the Fund and
3.04% of the  Adviser  Class  shares  of the  Fund,  for a total of 6.48% of the outstanding shares of the Fund.

                                      -14-

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Principal Holders

     As of September 30, 2005,  there were no control persons of the Fund. As of
September 30, 2005,  the following  shareholders  were known to own of record or beneficially  more  than 5% of the  outstanding  voting  shares  of the  Class C shares, the Adviser Class shares, or the Fund as a whole, as shown:

  Name and Address                  Percentage of Class      Percentage of Fund     Ownership
Saxon and Company
P.O. Box 7780-1888
Philadelphia, PA  19182             Adviser Class Shares
                                           30.74%                   6.41%            Record
Charles Schwab & Company, Inc.
101 Montgomery Street               Adviser Class Shares
San Francisco, CA  94104                   16.58%                   3.46%            Record

INVESTMENT MANAGER

     Effective August 18, 1995, the Trust entered into an investment  management agreement on behalf of the Fund with Olstein & Associates, L.P. (the "Investment
Management  Agreement").  The Investment  Manager provides  investment  advisory services.  The services of the Investment Manager are subject to the supervision and direction of the Trust's Board of Trustees.

     The Investment  Manager is organized as a New York limited  partnership and is controlled  and operated by its general  partner,  Olstein  Advisors,  LLC, a
Delaware limited  liability  company,  which is jointly owned by Olstein,  Inc.,
Erik K. Olstein and Michael Luper. Olstein, Inc., the managing member of Olstein
Advisors,  LLC, is wholly owned by Robert A. Olstein. Robert A. Olstein and Erik
K. Olstein are also Trustees of the Trust,  and,  consequently,  are  considered affiliated  persons  of both the  Investment  Manager  and the Fund.  Similarly,
Michael  Luper is an officer of the Trust and is also  considered  an affiliated person of both the Investment Manager and the Fund.

     The Investment Manager has twenty-one limited partners,  who will receive a portion of the income  derived from the advisory fee received by the  Investment
Manager.  In addition,  some of the limited  partners are brokers or dealers who may receive up-front  commissions from the Distributor for sales of Fund shares, distribution  fees  for  ongoing  marketing  of  Fund  shares  under  a Plan  of
Distribution  adopted pursuant to Rule 12b-1 under the 1940 Act, or compensation as broker-dealer employees of companies which execute portfolio transactions for the Fund under the Fund's affiliated brokerage procedures.

     The  Investment   Management  Agreement  must  be  renewed  annually.   The
Investment  Management  Agreement  will be renewed each year only so long as its renewal and continuance are specifically approved at least annually by:

     (a)  the Board of Trustees, or

     (b)  by vote of a majority  of the  outstanding  voting  securities  of the
          Fund.

     In either case,  the terms of the renewal must be approved by the vote of a majority  of the  Trustees  of the Fund who are not  parties  of the  Investment
Management  Agreement or interested  persons of any such party (the "Independent
Trustees").  The vote of the Trustees must be cast in person at a meeting called for the purpose of voting on such approval.  The Investment Management Agreement will terminate automatically in the event of its assignment.

                                      -15-

     During the past fiscal period, the Board of Trustees,  including a majority of the  Independent  Trustees,  approved  renewal of the  Investment  Management
Agreement.   In  reaching  this  decision,   the  Board  of  Trustees  evaluated
information furnished throughout the year at regular board meetings, in addition to  information  specifically  furnished  for the annual  board  meeting held to
consider  such  renewal.   Such  information  included  reports  on  the  Fund's
investment   performance,   expenses,   portfolio   composition  and  sales  and
redemptions,  along with related  financial  statements,  information  about the scope and quality of services  provided by the  Investment  Manager,  as well as periodic reports relating to compliance with the Fund's investment  policies and restrictions.  The information  furnished annually to the Board of Trustees also included  special  reports  comparing  the  Fund's  investment  performance  and expenses with those of other mutual funds deemed comparable to the Fund.

     The Board reviewed  information  regarding the financial and  profitability situation of the Manager and discussed the issue of potential economies of scale and the  imposition of  breakpoints.  The Investment  Manager  confirmed that it would be willing to share economies of scale with investors  through  management fee  breakpoints  in the future,  but  indicated  that such  economies  were not expected in the near term.  The Board of Trustees also  considered the extent to which the Investment  Manager may possibly derive other ancillary  benefits from
Fund  operations,  including  the  allocation  of Fund  brokerage and the use of
"soft" commission dollars to pay for research and other similar services.

     Based upon its review of such material and information  together with other relevant information, the Board of Trustees, including a majority of Independent
Trustees, concluded that continuance of the management agreement was appropriate and in the best interest of Fund  shareholders.  In reaching this decision,  the
Board of Trustees  took into account a  combination  of factors,  including  the performance of the Fund, the  reasonableness of expenses charged to the Fund and the scope and quality of investment management services provided to the Fund.

     In considering the scope and quality of investment management services, the
Board also considered the fact that the Fund was established  expressly to be an investment vehicle for investors who desire to have their investments managed by the Investment Manager. Consideration was also given to the Investment Manager's continuing need to attract and retain qualified investment management staff, the portfolio  research and management  process,  and the record of compliance  with
Fund investment  policies and restrictions,  as well as the Code of Ethics which governs personal securities trading by Fund management.

     During the term of the  Investment  Management  Agreement,  the  Investment
Manager  pays all  expenses  incurred by it in  connection  with its  activities thereunder except the cost of securities  (including brokerage  commissions,  if any)  purchased for the Fund. The services  furnished by the Investment  Manager under the Investment Management Agreement are not exclusive,  and the Investment
Manager is free to perform similar services for others.

     The Investment  Management  Agreement will  automatically  terminate in the event of its  "assignment"  as that term is defined in the 1940 Act,  and may be terminated without penalty at any time upon 60 days' written notice to the other party:  (i) by the majority  vote of all the Trustees or by majority vote of the outstanding voting securities of the Fund; or (ii) by the Investment Manager.

     The Investment Management Agreement may be amended by the parties provided, in most cases,  that such  amendment is  specifically  approved by the vote of a majority of the outstanding  voting  securities of the Fund and by the vote of a majority of the  Trustees who are not  interested  persons of the Fund or of the
Investment Manager, cast in person at a meeting called for the purpose of voting upon such approval.

     According to the Investment Management Agreement,  the Fund is obligated to pay the  Investment  Manager a monthly  fee equal to an annual rate of 1% of the
Fund's average daily net assets.  This fee is higher than that normally  charged by funds with similar  investment  objectives.  Each class of shares of the Fund pays its proportionate share of the fee. The advisory fee paid to the Investment
Manager for the services  provided to the Fund for the past three fiscal periods was as follows:

                                      -16-

------------------------ ----------------------- ----------------------------
   Fiscal year ended       Fiscal period ended      Fiscal year ended
     June 30, 2005           June 30, 2004*          August 31, 2003
------------------------ ----------------------- ----------------------------
      $19,539,022              $14,956,925             $13,225,290
------------------------ ----------------------- ----------------------------

Additional Portfolio Manager Information

Set forth  below  are  descriptions  of the  compensation  arrangements  for the investment  professionals  that  manage the Fund.  The  portfolio  managers  may provide portfolio management services to various other entities, including other registered  investment  companies,  pooled  investment  vehicles  that  are  not registered  investment  companies,  and other  investment  accounts  managed for organizations or individuals. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment company or other account.  Specifically, a portfolio manager who manages  multiple  investment  companies  and/or  other  accounts is presented with potential  conflicts of interest that may include,  among others:
(i) an inequitable  distribution of the portfolio  manager's time and attention;
(ii) the  unequal  distribution  or  allocation  between  accounts  of a limited investment opportunity; and (iii) incentives, such as performance-based advisory fees, that relate only to certain accounts.

Olstein  &  Associates  currently  manages  two  accounts,  each of  which  is a registered  investment company managed under substantially  identical investment objectives and policies.  Olstein & Associates  follows  policies and procedures designed to ensure that investment  opportunities and brokerage transactions are allocated  among the funds on a pro rata basis  according to their asset size in an equitable  manner.  The equity  investments of Olstein  personnel are largely restricted to  investments  in the Fund,  which limits or  eliminates  potential conflicts of interest.  The Fund and the Investment  Manager have adopted a code of ethics that they believe contain provisions  reasonably  necessary to prevent such conflicts.

Robert A. Olstein is the Fund's lead portfolio  manager and Sean Reidy serves as co-portfolio manager. The portfolio managers are supported by a team of research analysts.  Mr. Olstein's  compensation is derived from the Adviser's profits, as he is the primary equity owner of the Adviser's corporate general partner. Other investment  professionals,  including  Mr.  Reidy,  receive a base  salary  plus incentive compensation determined by Mr. Olstein. The incentive compensation may be as much as 100% of the base  salary  and is  determined  as a  percentage  of pre-tax  profits,  which is related to the  amount of assets  under  management.
Approximately 60% of an individual's incentive compensation is based on how well the portfolio fares versus the S&P 500 Index over rolling 3-year periods and the remaining  40%  of the  incentive  compensation  is  based  on the  individual's performance.

In addition to the Fund,  Messrs.  Olstein and Reidy manage one other registered investment  company with total assets of  $21,809,853  as of June 30, 2005.  The other registered investment company does not charge a performance-based advisory fee.

                                   DISTRIBUTOR

     Olstein & Associates, L.P., 4 Manhattanville Road, Purchase, New York 10577
(the  "Distributor"),  acts as distributor of the Fund's shares under an Amended and Restated Distribution  Agreement (the "Distribution  Agreement") approved by the Board of  Trustees  of the Trust on  behalf  of the  Fund.  The  Distributor assists in the sale and  distribution  of the Fund's shares as well as assisting with the servicing of shareholder  accounts.  Mr. Robert A. Olstein, Mr. Erik K.
Olstein and Mr.  Michael Luper are  considered to be affiliated  persons of both the Distributor and the Fund.

     The  Distributor  has sole authority to enter into  agreements with Selling
Dealers or other parties who offer the Fund's shares for sale and is responsible for the payment of any  up-front  commissions  and 12b-1 fees payable to Selling
Dealers  or  others.   The   Distribution   Agreement  also  provides  that  the
Distributor,  in  the  absence  of  willful  misfeasance,  bad  faith  or  gross negligence in the  performance of its duties or by reason of reckless  disregard of its  obligations  and duties under the  agreement,  will not be liable to the
Trust or its shareholders for losses arising in connection with the sale of Fund shares.

-------------------------------------
*    On April 29,  2004,  the Board of  Trustees  approved  changing  the Fund's fiscal year end to June 30 from August 31. The amount  shown  reflects  the amount of advisory  fees paid for the  ten-month  period from  September 1,
     2003 to June 30, 2004.

                                      -17-

     The  Distribution  Agreement  became  effective  as of August 18,  1995 (as revised on July 29,  1999),  and is subject to renewal on an annual  basis.  The
Distribution  Agreement will be renewed each year if its continuance is approved at least  annually  by a majority of the  Trustees,  including a majority of the
Independent  Trustees,  or by a vote of a  majority  of the  outstanding  voting securities  of the Fund.  Shares of the Fund are offered on a continuous  basis.
The  Distribution  Agreement  terminates  automatically  in  the  event  of  its assignment.  The  Distribution  Agreement  may be terminated in two ways without payment of a penalty:

     (1) as to the  Distributor,  by the  Fund  (by  vote of a  majority  of the
Independent  Trustees or by a vote of the outstanding  voting  securities of the
Fund) on not less than 60 days' written notice; or

     (2) as to the Distributor's own  participation,  by the Distributor upon 60 days' written notice.

     Class C shares and Adviser  Class  shares are  offered  without a front end sales  charge,  which  means  that  investors  pay no  initial  sales  charge in connection  with their  purchase of Fund  shares.  Investors  do,  however,  pay ongoing  Rule 12b-1 fees as  described  below.  The  Distributor  pays  up-front commissions of 1.00% of the purchase amount of Class C shares to Selling Dealers and others from its own assets in order to facilitate  sales of the Fund's Class
C shares.  Where investors  remain with the Fund long-term,  the Distributor may recoup the amount of these up-front  commissions through 12b-1 payments the Fund makes to it in connection  with the  distribution  of the Fund's Class C shares.
When  investors  sell their  Class C shares of the Fund within the first year of their purchase,  the Distributor is unable to recoup these up-front  commissions through 12b-1 payments.  Therefore,  the Fund also imposes  contingent  deferred sales  charges on  redemptions  of Class C shares within the first year that are paid to the Distributor.

     For  the  fiscal  year  ended  June  30,  2005,  the  Distributor  received contingent deferred sales loads imposed on certain redemptions of Class C shares in the amount of $152,191.  The Distributor also received other  compensation in the form of 12b-1 payments for both share classes which, for year ended June 30,
2005,  totaled  $16,251,237.  For the  fiscal  year  ended  June 30,  2005,  the
Distributor paid $14,889,855 to compensate  Selling Dealers,  pay administration and shareholder  servicing  costs, pay salaries of sales personnel and pay other marketing related expenses.

Distribution (Rule 12b-1) Plans

     As noted in its  prospectus,  the Fund has adopted a plan  pursuant to Rule
12b-1  under  the 1940  Act for each  class  of its  shares  (each a "Plan"  and collectively, the "Plans").

     For the Class C shares,  the Plan provides for the payment of fees of 1.00%
per  year of the  average  daily  net  assets  of the  class to  compensate  the
Distributor  or other persons for their efforts and expenses in connection  with the  distribution  of the shares of the class and the  servicing of  shareholder accounts.  The fees are accrued and may be paid on a monthly basis, based on the
Fund's average daily net assets of the Class C shares. Included within the 1.00%
payable  under  the  Plan  is a  0.75%  fee  that  may be  paid  to  persons  as compensation  for time  spent and  expenses  incurred  in the  distribution  and promotion of the Class C shares.  These  include,  but are not limited to, sales calls and presentations to potential shareholders, media relations, the printing
of  prospectuses  and  reports  used  for  sales  purposes,   expenses  for  the
preparation   and   printing  of  sales   literature   and   related   expenses,
advertisements,   and  other  distribution-related  expenses,  as  well  as  any distribution or service fees paid to selling dealers or others who have executed a dealer agreement with the Distributor and allocable  overhead and compensation of Olstein & Associates officers and personnel. In addition, the Plan includes a payment  of 0.25% per year of  average  daily net  assets of Class C shares  for shareholder  servicing  costs.  Any  expense  for  distribution  or  shareholder servicing  efforts related to Class C shares greater than 1.00% annually will be borne by the  Investment  Manager  without any  reimbursement  or payment by the
Class C  shares.  Payments  under the 12b-1  Plans are not tied  exclusively  to
distribution  or  shareholder   servicing  expenses  actually  incurred  by  the
Distributor or others, and the payments may exceed or be less than the amount of expenses actually incurred.

                                      -18-

     For the Adviser Class shares,  the Plan provides for the payment of fees of
0.25% per year of the average  daily net assets of the class to  compensate  the
Distributor  or  other  persons  for  distribution  and  shareholder   servicing
activities  undertaken  on behalf of the Adviser  Class shares and Adviser Class shareholders.  The fees are accrued and may be paid on a monthly basis, based on the  average  daily net assets of the  Adviser  Class  shares.  In  addition  to distribution and shareholder  servicing activities such as those described above with respect to the Class C Plan, it is presently anticipated that the fees will be used to  compensate  third  parties  who  provide a  platform  through  which investment  advisers,  financial planners and other financial  professionals are able to offer the shares of the class for sale.  The  Distributor,  from its own
resources   without  any   reimbursement   from  the  Advisor  Class  shares  or
shareholders,  may make additional payments to those third parties in connection with their services.  Payments under the 12b-1 Plans are not tied exclusively to
distribution  or  shareholder   servicing  expenses  actually  incurred  by  the
distributor or others, and the payments may exceed or be less than the amount of expenses actually incurred.

     Each Plan has been approved by the Trust's Board of Trustees, including all of the Independent  Trustees as defined in the 1940 Act. The Board believes that it will  likely  benefit  the  Fund  to have  monies  available  for the  direct distribution  activities of the  Distributor in promoting the sale of the Fund's shares,  and to avoid any uncertainties as to whether other payments by the Fund constitute  distribution  expenses on behalf of the Fund. The Board of Trustees, including the Independent Trustees,  has concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties,  there is a reasonable  likelihood that each Plan will benefit the Fund and the shareholders of the respective  classes.  Each Plan must be renewed  annually by the Board of
Trustees, including a majority of the Independent Trustees who have no direct or indirect  financial  interest in the operation of the Plan,  cast in person at a meeting  called for that  purpose.  It is also  required  that the selection and nomination of such Trustees be done by the Independent  Trustees.  The Plans and any related agreements may not be amended to increase  materially the amounts to be spent  for  distribution  expenses  without  approval  by a  majority  of the outstanding  shares of the affected  class,  and all material  amendments to the
Plan or any related  agreements  shall be approved by a vote of the  Independent
Trustees,  cast in person at a meeting  called for the  purpose of voting on any such amendment.

     The  Distributor is required to report in writing to the Board of Trustees, at least quarterly, the amounts and purpose of any payment made under the Plans, as well as to furnish the Board with such other information as may reasonably be requested in order for the Board to make an informed determination as to whether the Plans should be continued.

     Below are the itemized  expenditures  made by the  Distributor  pursuant to payments made under the Class C Plan during the fiscal year ended June 30, 2005:

-------------------------------------------------- ----------------------------
  Advertising and Printing and Mailing of
  Prospectuses to Other Than Current Shareholders                     $294,680
-------------------------------------------------- ----------------------------
  Compensation to Dealers                                            8,633,210
-------------------------------------------------- ----------------------------
  Compensation to Sales Personnel                                    3,064,017
-------------------------------------------------- ----------------------------
  Interest or Other Finance Charges                                          0
-------------------------------------------------- ----------------------------
  Administration and Shareholder Servicing                              12,339
-------------------------------------------------- ----------------------------
  Other Fees                                                           678,543
-------------------------------------------------- ----------------------------

-------------------------------------------------- ----------------------------
      TOTAL                                                        $12,682,789
-------------------------------------------------- ----------------------------

     Below are the itemized  expenditures  made by the  Distributor  pursuant to payments made under the Adviser Class Plan:

-------------------------------------------------- ----------------------------
  Advertising and Printing and Mailing of
  Prospectuses to Other Than Current Shareholders                      $83,946
-------------------------------------------------- ----------------------------
  Compensation to Dealers                                            1,045,892
-------------------------------------------------- ----------------------------
  Compensation to Sales Personnel                                      879,887
-------------------------------------------------- ----------------------------
  Interest or Other Finance Charges                                          0
-------------------------------------------------- ----------------------------
  Administration and Shareholder Servicing                               3,525
-------------------------------------------------- ----------------------------
  Other Fees                                                           193,816
-------------------------------------------------- ----------------------------

-------------------------------------------------- ----------------------------
      TOTAL                                                         $2,207,066
-------------------------------------------------- ----------------------------

                                      -19-

                                  ADMINISTRATOR

     U.S.  Bancorp Fund  Services,  LLC, 615 East  Michigan  Street,  Milwaukee,
Wisconsin,  53202, provides certain administrative services to the Fund pursuant to a Fund  Administration  Services  Agreement.  Under  the Fund  Administration
Services Agreement, the administrator:

     o  coordinates  with the  Custodian  and monitors the  custodial,  transfer agency and accounting services provided to the Fund;

     o coordinates with and monitors any other third parties furnishing services to the Fund;

     o provides  the Fund with  necessary  office  space,  telephones  and other communications facilities and personnel competent to perform administrative and clerical functions;

     o  maintains  such  books and  records  of the Fund as may be  required  by applicable  federal or state law and  supervises  the  maintenance  of such books and records if maintained by third parties;

     o prepares or supervises  the  preparation by third parties of all federal, state and local tax returns and reports of the Fund  required by applicable law;

     o prepares  and,  after  approval by the Fund,  files and  arranges for the distribution of proxy materials and periodic reports to shareholders of the
     Fund as required by applicable law;

     o prepares and after approval by the Fund,  arranges for the filing of such registration  statements  and  other  documents  with  the  Securities  and
     Exchange  Commission  (the "SEC") and other  federal  and state  regulatory authorities as may be required by applicable law;

     o reviews  and  submits  to the  officers  of the Trust for their  approval invoices or other requests for payment of the Fund's expenses and instructs the Custodian to issue checks in payment thereof;

     o assists the Fund in the preparation of documents and  information  needed for  meetings of the Board of Trustees  and  prepares  the minutes of Board meetings;

     o monitors the Fund's compliance with applicable state securities laws;

     o assists the Distributor with the preparation of quarterly  reports to the
     Board of Trustees  relating to the  distribution  plans adopted by the Fund pursuant to Rule 12b-1; and

     o takes such other  action with  respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement.

     The Fund has paid the following fees for  administrative  services over the past three fiscal periods:

                                      -20-

------------------------ ----------------------- ----------------------------
   Fiscal year ended       Fiscal period ended      Fiscal year ended
     June 30, 2005            June 30, 2004*         August 31, 2003
------------------------ ----------------------- ----------------------------
       $901,576                 $707,584                 $694,362
------------------------ ----------------------- ----------------------------

                       TRANSFER AGENT AND FUND ACCOUNTANT

     U.S. Bancorp Fund Services,  LLC also serves as transfer agent and dividend disbursing  agent  for the Fund  under a  Shareholder  Servicing  Agreement.  As transfer and dividend  disbursing  agent,  U.S.  Bancorp Fund Services,  LLC has agreed to:

     o    issue and redeem shares of the Fund,

     o    make dividend and other distributions to shareholders of the Fund,

     o    respond to  correspondence by Fund shareholders and others relating to its duties,

     o    maintain shareholder accounts, and

     o    make periodic reports to the Fund.

     In  addition,  the  Trust  has  entered  into a Fund  Accounting  Servicing
Agreement with U.S.  Bancorp Fund Services,  LLC pursuant to which U.S.  Bancorp
Fund Services,  LLC has agreed to maintain the financial accounts and records of the Fund and provide other accounting services to the Fund.

                                    CUSTODIAN

     U.S. Bank,  N.A.,  serves as custodian of the Trust's assets  pursuant to a
Custody Agreement.  Under the Custodian Servicing Agreement, U.S. Bank, N.A. has
agreed to:

     o    maintain a separate account in the name of the Fund,

     o    make receipts and disbursements of money on behalf of the Fund,

     o    collect and receive all income and other payments and distributions on account of the Fund's portfolio investments,

     o    respond to  correspondence  from  shareholders,  security  brokers and others relating to its duties, and

     o    make periodic reports to the Fund concerning the Fund's operations.

     U.S.  Bank,  N.A.  does not  exercise  any  supervisory  function  over the purchase and sale of securities.

                        ALLOCATION OF PORTFOLIO BROKERAGE

     The Fund's portfolio  securities  transactions are placed by the Investment
Manager.  The objective of the Fund is to obtain the best available execution in its  portfolio  transactions,  taking  into  account  the costs,  promptness  of executions  and  other  qualitative  considerations.  There  is no  pre-existing commitment to place orders with any broker, dealer or member of an exchange. The
Investment  Manager  evaluates  a wide range of  criteria  in  seeking  the most favorable price and market for the execution of transactions.  These include the broker's  commission rate,  execution  capability,  positioning and distribution capabilities,  information in regard to the availability of securities,  trading patterns,  statistical or factual  information,  opinions  pertaining to trading strategy, back office efficiency,  ability to handle difficult trades, financial stability,  and prior  performance  in serving  the  Investment  Manager and its clients.

-------------------------------------
*    On April 29,  2004,  the Board of  Trustees  approved  changing  the Fund's fiscal year end to June 30 from August 31. The amount  shown  reflects  the amount of fees paid for the ten-month period from September 1, 2003 to June
     30, 2004.

                                      -21-

     The Investment  Manager,  when  effecting  purchases and sales of portfolio securities for the account of the Fund, will seek execution of trades either (1)
at the most favorable and competitive rate of commission  charged by any broker, dealer or member of an exchange,  or (2) at a higher rate of commission charges, if reasonable,  in relation to brokerage and research  services  provided to the
Fund or the Investment Manager by such member,  broker, or dealer. Such services may include, but are not limited to, any one or more of the following:

     o    information as to the availability of securities for purchase or sale,

     o    statistical or factual information, or

     o    opinions pertaining to investments.

     The  Investment  Manager may use research  and  services  provided to it by brokers and dealers in servicing all or only some of its clients. It is possible that not all such services will be used by the Investment  Manager in connection with the Fund.  The Fund paid the  following  amounts in  brokerage  commissions during the past three fiscal periods.

------------------------ ----------------------- ----------------------------
   Fiscal year ended       Fiscal period ended       Fiscal year ended
     June 30, 2005           June 30, 2004*           August 31, 2003
------------------------ ----------------------- ----------------------------
      $6,545,166               $4,457,978                $5,235,267
------------------------ ----------------------- ----------------------------

     The Investment  Manager,  which is a member of the NASD and a broker-dealer registered under the Securities Exchange Act of 1934, and other Fund affiliates, may act as brokers to execute  transactions  for the Fund subject to  procedures set forth in Rule 17e-1 under the 1940 Act  designed  to ensure the  fairness of such  transactions.  These procedures  include making  quarterly  reports to the
Board of Trustees regarding such brokerage  transactions.  As a result, in order for  such  persons  to  effect  any  portfolio  transactions  for the Fund on an
exchange,  the  commissions,   fees  or  other  remuneration  received  must  be
reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable  transactions  involving  similar securities being purchased or sold on an exchange during a comparable  period of time.  This  standard  would allow the  Investment  Manager or other  affiliated brokers to receive no more than the  remuneration  which would be expected to be received by an unaffiliated broker in an arm's length transaction of a like size and nature.  When  executing  trades for the Fund,  affiliated  brokers may also receive liquidity rebates or similar payments for order flow.

     The following table shows the amounts of brokerage  commissions paid by the
Fund to  affiliated  broker-dealers  during  the three most  recently  completed fiscal  periods.  The table also  indicates the identity of such brokers and the reasons for their  affiliation,  as well as the  percentage  of the Fund's total dollar amount of commission-based transactions, and the percentage of the Fund's total commissions paid, during the Fund's most recently completed fiscal year.

--------------------------------------
*    On April 29,  2004,  the Board of  Trustees  approved  changing  the Fund's fiscal year end to June 30 from  August 31. The numbers  shown are based on the ten-month period from September 1, 2003 to June 30, 2004.

                                      -22-

                                                          Percentage    Percentage of
                                                          of Fund's     Aggregate
                                                          Total         Dollar Amount
                                                          Commissions   for Fiscal
                         Brokerage Commissions Paid       for Fiscal    Period Ended:               Reason for
Broker-Dealer             For Fiscal Period Ended:        Period                        Affiliated  Affiliation
                                                          Ended:

                      6/30/05      6/30/04*     8/31/03     6/30/05        6/30/05
Albert Freid Co.     $159,518      $204,941    $129,163      2.44%          0.80%          Yes      Limited
                                                                                                    Partner of
                                                                                                    Investment
                                                                                                    Manager
Olstein &             $45,140      $53,400     $1,471,301    0.69%          0.30%          Yes      Manager and
Associates, L.P.                                                                                    Principal
                                                                                                    Underwriter
                                                                                                    of Fund
-------------------

     The Investment Manager may from time to time provide investment  management services to individuals and other  institutional  clients,  including  corporate pension  plans,  profit  sharing and other employee  benefit  trusts,  and other investment  pools.  There may be  occasions on which other  investment  advisory clients advised by the Investment Manager may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Investment  Manager may average the  transactions as to price and allocate the amount of available  investments  in a manner which it believes to be equitable to each client,  including  the Fund.  On the other hand, to the extent permitted by law, the Investment  Manager may aggregate the securities to be sold or purchased  for the Fund with those to be sold or purchased  for other clients managed by it in order to seek to obtain lower brokerage commissions, if any.

     The  Investment  Manager is  responsible  for  making the Fund's  portfolio decisions subject to the limitations  described in the prospectus.  The Board of
Trustees  may,  however,  impose  limitations  on the  allocation  of  portfolio brokerage.

                               SHARES OF THE TRUST

     The beneficial interest in the Trust is divided into an unlimited number of shares, with a par value of $0.001 per share. The Board of Trustees is empowered under the Trust's  Agreement and  Declaration of Trust to authorize the division of shares into separate series and the division of series into separate  classes of shares without shareholder  approval.  Pursuant to this authority,  the Board established  and designated the Olstein  Financial  Alert Fund series of shares, and further divided such series into Adviser Class and Class C shares.

     When issued,  all shares will be fully paid and  nonassessable  and will be redeemable and freely transferable.  All shares have equal voting rights, except that shares of each class have sole voting  rights with  respect to matters that only  affect  the  holders  of that  class,  such as the right to vote on issues associated with the Rule 12b-1 Plan for the class.  Shares can be issued as full or fractional  shares. A fractional share has proportionally the same rights and privileges  as a full share.  The shares  possess no  preemptive  or  conversion rights.  Each share may be freely  retained  or  disposed  of  according  to the purchase and redemption requirements of the Fund.

     The assets of the Trust held with  respect to each series  shall be charged with the  liabilities  of the Trust with respect to that series.  All  expenses, costs,  charges  and  reserves  attributable  to the  series,  and  any  general liabilities  of the Trust  which are not readily  identifiable  as being held in respect of a series,  shall be allocated  and charged by the Officers to any one or more series as the  Trustees  deem fair and  equitable.  Each  allocation  of liabilities  shall be  binding on the  shareholders  of the series in absence of manifest error.  Notwithstanding the foregoing,  shares of separate classes of a particular  series may be subject to differing  allocations of income to reflect different expense levels that affect the individual class. Such varying expenses can  include  distribution  or  transfer  agent  expenses,  but  not  investment management fees.

                                      -23-

     The Trustees have full discretion to determine which items shall be treated as income and which items as capital in dividend or distribution payments.

                               PURCHASE OF SHARES

     The shares of the Fund are continuously offered by the Distributor.  Orders will not be considered  complete until a completed account  application form and proper payment is received by U.S.  Bancorp Fund  Services,  LLC and accepted by the Distributor. Once the completed account application and payment are received and accepted,  orders will be confirmed at the next  determined  net asset value for the  particular  class  (based upon  valuation  procedures  described in the
Prospectus)  as of the  close of  business  of the  business  day on  which  the completed order is received and accepted.  Completed orders accepted by the Fund after the  close of the  business  day will  receive  the next net  asset  value calculated.  Presented  below is the  computation of the offering price for each class of shares of the Fund as of June 30, 2005,  using the  following  formula:
Total Assets - Total Liabilities/Outstanding Shares = Offering Price.

Class C Shares:  $1,528,991,043 - $55,816,163 / 84,005,534 shares = $17.54 per share
Adviser Class Shares:  $429,478,016  - $15,678,192 / 22,511,576  shares = $18.38 per share

--------------------------------------------------------------------------------
Purchases by Transferring Other Securities
--------------------------------------------------------------------------------
If the Fund agrees, you may be permitted to purchase Fund shares by transferring securities to the Fund. The securities must:

o    meet the Fund's investment objectives and policies;

o    be acquired by the Fund for investment purposes;

o    be liquid  securities which are not restricted as to transfer either by law or liquidity of market;

o    have a value which is readily  ascertainable  (and not established  only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or NASDAQ; and

o    at the  discretion  of the Fund,  the value of the  security  (except  U.S.
Government  securities)  being exchanged  together with other  securities of the same  issuer  owned by the Fund must not exceed 5% of the net assets of the Fund immediately after the transactions.

Securities  transferred  to the  Fund  will  be  valued  according  to the  same procedures  used to  determine  the  Fund's  net  asset  value.  All  dividends, interests,  subscription,  or other rights  pertaining  to the  securities  will become  the  property  of the  Fund  and  must be  delivered  to the Fund by the investor  upon receipt from the issuer.  Investors who are permitted to transfer such  securities  will be  required  to  recognize  all  gains or losses on such transfers,  and pay taxes  thereon,  if  applicable,  measured by the difference between the fair market value of the securities and the investors'  basis in the securities.

                          ANTI-MONEY LAUNDERING PROGRAM

     The Fund has established an Anti-Money  Laundering  Compliance Program (the
"Program")  as required by the Uniting and  Strengthening  America by  Providing
Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA
PATRIOT Act"). In order to ensure compliance with this law, the Program provides for the development of internal practices,  procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

                                      -24-

     Procedures  to  implement  the  Program  include,  but are not  limited to, delegating responsibilities to the Fund's service providers who sell and process purchases of Fund shares and these service providers, in turn, report suspicious
and/or  fraudulent   activity,   check  shareholder  names  against   designated
government lists, including Office of Foreign Asset Control ("OFAC"), and engage in a complete and thorough review of all new account applications. The Fund will not  transact  business  with any person or entity  opening a new account  whose identity  cannot be adequately  verified under the provisions of the USA PATRIOT
Act.

                                   REDEMPTIONS

     Under normal circumstances investors may redeem shares at any time, subject
to  any  applicable   contingent  deferred  sales  charge  ("CDSC").   Telephone
redemption  privileges are available,  upon written  request,  for amounts up to
$50,000.  The redemption  price will be based upon the first net asset value per share determined after receipt of the redemption request, less the amount of any applicable  CDSC,  provided  the  redemption  has been  submitted  in the manner described in the prospectus.  The redemption price may be more or less than your cost, depending upon the net asset value per share at the time of redemption.

     Payment for shares  tendered  for  redemption  is  generally  made by check within  seven days after  tender in proper  form,  or earlier if required  under applicable  law.  However,  the Fund  reserves the right to suspend the right of redemption, or to postpone the date of payment upon redemption beyond seven days for the following reasons:

     (1) for any period during which the New York Stock Exchange (the "NYSE") is closed, or trading on the NYSE is restricted by the SEC,

     (2) for any period  during which an emergency  exists as  determined by the
SEC as a  result  of  which  disposal  of  securities  owned  by the Fund is not reasonably  predictable  or it is not  reasonably  practicable  for the  Fund to fairly determine the value of its net assets, or

     (3)  for  such  other  periods  as the  SEC  may by  order  permit  for the protection of shareholders of the Fund.

     Pursuant to the Trust's  Agreement and  Declaration  of Trust,  payment for shares  redeemed  may be made either in cash or  in-kind,  or partly in cash and partly in-kind.  However, the Fund has elected, pursuant to Rule 18f-1 under the
1940 Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1%
of the net assets of the Fund, during any 90-day period for any one shareholder.
Payments  in excess of this  limit will also be made  wholly in cash  unless the
Board of Trustees believes that economic  conditions exist which would make such a  practice  detrimental  to the  best  interests  of the  Fund.  Any  portfolio securities  paid or distributed  in-kind would be valued as described under "Net
Asset Value" in the Prospectus.

     In the event that an in-kind  distribution is made, a shareholder may incur additional expenses,  such as the payment of brokerage commissions,  on the sale or other disposition of the securities  received from the Fund. In-kind payments need not constitute a cross-section of the Fund's portfolio.  When a shareholder has requested redemption of all or a part of the shareholder's  investment,  and when the Fund completes  such  redemption  in-kind,  the Fund will not recognize gain or loss for federal tax  purposes on the  securities  used to complete  the redemption.  However,  the shareholder  will recognize gain or loss equal to the difference  between the fair market  value of the  securities  received  and the shareholder's basis in the Fund shares redeemed.

     To  qualify  for a refund  of your  CDSC if you  repurchase  Class C shares within 45 days of a redemption, you must satisfy the following conditions:

     (1) amount of the  repurchase  must be the same or greater  than the amount that you redeemed; and

                                      -25-

     (2)  repurchase  of  shares  must  occur  within  the same  account  as the redemption.  In addition, the repurchase of Fund shares will be considered a new purchase  and  will  begin a new  CDSC  holding  period  as of the  date of such repurchase.  You will receive the number of Class C shares equal in value to the amount of the CDSC charged to you upon redemption.

Waiver of CDSC.  To obtain a waiver of the  current  contingent  deferred  sales
charge,   you  must  notify  the  Fund,  which  may  require  evidence  of  your qualification. The contingent deferred sales charge will not apply to:

     (a) Eligible  Mandatory  Distributions  under  403(b) Plans and  individual retirement  accounts to shareholders who have attained the age of 70 1/2 (waiver applies only to amounts necessary to meet the required minimum amount).

     (b) Death of the  shareholder,  if such shares are redeemed within one year of death.

                                  DISTRIBUTIONS

Distributions  of Net Investment  Income.  The Fund receives income generally in the form of  dividends  and  interest  on its  investments.  This  income,  less expenses  incurred in the operation of the Fund,  constitutes its net investment income  from which  dividends  may be paid to you.  The Fund  calculates  income dividends and capital gain distributions the same way for each class. The amount of any income  dividends  per share will differ,  however,  generally due to any differences in the  distribution and service (Rule 12b-1) fees applicable to the classes. If you are a taxable investor,  any distributions by the Fund from such income  (other  than  qualified  dividends)  will be taxable to you as  ordinary income, whether you take them in cash or in additional shares. Any undistributed net investment income earned by the Fund generally will be distributed once each year in order to reduce or eliminate federal excise or income taxes on the Fund.

Distributions  of Capital  Gain.  The Fund may derive  capital  gain and loss in connection  with  sales  or  other  dispositions  of its  portfolio  securities.
Distributions  derived from the excess of net  short-term  capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions paid from long-term  capital gain realized by the Fund will be taxable to you as long-term capital gain,  regardless of how long you have held your shares in the
Fund. Any net short-term or long-term  capital gain realized by the Fund (net of any capital loss  carryovers)  generally will be distributed once each year, and may be  distributed  more  frequently,  if  necessary,  in  order to  reduce  or eliminate federal excise or income taxes on the Fund.

Effect of Foreign  Investments on Distributions.  The Fund may invest in foreign securities and may be subject to foreign  withholding taxes on income from these securities. This, in turn, could reduce ordinary income distributions to you.

Information on the Tax Character of  Distributions.  The Fund will inform you of the amount and character of your  distributions  at the time they are paid,  and will  advise you of the tax  status for  federal  income  tax  purposes  of such distributions  shortly  after the close of each  calendar  year. If you have not held Fund shares for a full year,  the Fund may designate and distribute to you, as ordinary income,  qualified dividends or capital gain, a percentage of income that is not equal to the actual  amount of such income  earned during the period of your investment in the Fund.  Taxable  distributions  declared by the Fund in
December  but  paid  in  January  are  taxable  to you as if they  were  paid in
December.

                                    TAXATION

Election to be Taxed as a Regulated  Investment Company. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified  as such for its most recent  fiscal  year,  and intends to so qualify during the current  fiscal year.  As a regulated  investment  company,  the Fund generally  pays no federal  income tax on the income and gain it  distributes to you. The Board reserves the right not to maintain the  qualification of the Fund as a regulated  investment  company if it determines such course of action to be beneficial to  shareholders.  In such case, the Fund will be subject to federal, and  possibly  state,  corporate  taxes on its  taxable  income and  gains,  and distributions  to you will be taxed as  dividend  income  to the  extent  of the
Fund's available earnings and profits.

                                      -26-

Excise Tax Distribution  Requirements.  The Code requires the Fund to distribute at least 98% of its taxable  ordinary income earned during the calendar year and
98% of its capital gain net income  earned during the twelve month period ending
October 31 (in addition to undistributed  amounts from the prior year) to you by
December  31 of each  year in order  to avoid  federal  excise  taxes.  The Fund intends to declare and pay sufficient  dividends in December (or in January that are treated by you as received in December)  but does not guarantee and can give no assurances  that its  distributions  will be sufficient to eliminate all such taxes.

Redemption  of Fund  Shares.  Redemptions  (including  redemptions  in kind) are taxable  transactions  for federal and state income tax purposes.  If you redeem your Fund shares,  the Internal  Revenue Service requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize  will be capital  gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.

Redemptions  at a Loss  Within Six Months of  Purchase.  Any loss  incurred on a redemption  of shares  held for six months or less will be treated as  long-term capital loss to the extent of any long-term  capital gain  distributed to you by the Fund on those shares.

Wash  Sales.  All or a portion of any loss that you realize on a  redemption  of your Fund shares will be  disallowed  to the extent that you buy other shares in the Fund (through  reinvestment of dividends or otherwise) within 30 days before or after your share  redemption.  Any loss disallowed  under these rules will be added to your tax basis in the new shares.

U.S.  Government  Obligations.  The  income  earned on certain  U.S.  government securities  is  exempt  from  state and local  personal  income  taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest  earned  on  these  securities,  subject  in  some  states  to  minimum investment or reporting requirements that must be met by the Fund. The income on
Fund  investments  in  certain  securities,   such  as  repurchase   agreements,
commercial  paper  and  federal  agency-backed   obligations  (e.g.,  Government
National Mortgage  Association  (GNMA) or Federal National Mortgage  Association
(FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Qualified  dividend  income for  individuals.  For  individual  shareholders,  a portion of the dividends  paid by the Fund may be qualified  dividends  eligible for taxation at long-term  capital  gain rates.  This reduced rate  generally is available for dividends  paid by the Fund out of dividends  earned on the Fund's
investment   in  stocks  of  domestic   corporations   and   qualified   foreign
corporations.

Both the Fund and the investor must meet certain holding period  requirements to qualify Fund dividends for this treatment.  Specifically, the Fund must hold the stock for at least 61 days during the 121-day  period  beginning  60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend.  The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the  dividend  payment.  When  counting the number of days you held your
Fund  shares,  include the day you sold your shares but not the day you acquired these shares.

While the income  received in the form of a  qualified  dividend is taxed at the same rates as long-term  capital gains,  such income will not be considered as a long-term capital gain for other federal income tax purposes.  For example,  you will not be allowed to offset your long-term  capital  losses against  qualified dividend income on your federal income tax return. Any qualified dividend income that  you  elect  to be taxed at these  reduced  rates  also  cannot  be used as investment income in determining your allowable investment interest expense. For other  limitations on the amount of or use of qualified  dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year,  the Fund will  designate the portion of its ordinary dividend income that meets the definition of qualified  dividend income taxable at reduced rates.  If 95% or more of the Fund's income is from qualified
sources,   it  will  be  allowed  to  designate  100%  of  its  ordinary  income distributions as qualified dividend income.

                                      -27-

Dividends-Received Deduction for Corporations.  Distributions from the Fund will
generally  qualify  in  part  for  the  70%  dividends-received   deduction  for
corporations. The portion of the dividends so qualified depends on the aggregate taxable  qualifying  dividend  income  received by the Fund from domestic (U.S.)
sources.  The Fund will send to  shareholders  statements each year advising the amount of the dividend income that qualifies for such treatment.  All dividends, including  those that  qualify  for the  dividends-received  deduction,  must be included in your alternative minimum taxable income calculation.

Investment  in Complex  Securities.  The Fund may invest in complex  securities.
Such  investments may be subject to numerous  special and complicated tax rules.
These rules could affect  whether  gains and losses  recognized  by the Fund are treated as ordinary income or capital gain and/or  accelerate the recognition of income to the Fund or defer the Fund's  ability to  recognize  losses.  In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Non-U.S.  Investors.  Non-U.S.  investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements.

The United States imposes a flat 30%  withholding  tax (or lower treaty rate) on
U.S.  source  dividends.  Capital gain dividends paid by the Fund from long-term capital gains are generally exempt from withholding.  The American Jobs Creation
Act of 2004 also exempts from withholding dividends paid by a Fund from interest income and short-term capital gains to the extent such income would be exempt if earned directly by the non-U.S.  shareholder.  Thus, capital gain dividends paid by a Fund from either  long-term or  short-term  capital  gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S.
withholding  tax unless the gain is effectively  connected with the conduct of a trade or business in the United States or you are a nonresident alien individual present in the United  States  for a period or periods  aggregating  183 days or more during the taxable year.

Similarly,  interest-related  dividends paid by the Fund from qualified interest income are not subject to U.S.  withholding  tax.  "Qualified  interest  income"
includes,  in  general,  (1) bank  deposit  interest,  (2)  short-term  original discount,  (3) interest (including original issue discount,  market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund
is  a  10-percent   shareholder   or  is  contingent   interest,   and  (4)  any
interest-related dividend from another regulated investment company.

The  exemption  from  withholding  for  short-term  capital gain  dividends  and interest-related dividends paid by the Fund is effective for dividends paid with respect to taxable  years of the Fund  beginning  after  December  31,  2004 and before January 1, 2008.

The American Jobs Creation Act of 2004 also  provides a partial  exemption  from
U.S  estate  tax for  stock  in the Fund  held by the  estate  of a  nonresident decedent.  The  amount  treated as exempt is based  upon the  proportion  of the assets  held by the Fund at the end of the  quarter  immediately  preceding  the decedent's  death that are debt  obligations,  deposits,  or other property that would  generally  be  treated as  situated  outside  the  United  States if held directly by the estate. This provision applies to decedents dying after December
31, 2004 and before January 1, 2008.

Special U.S. tax certification requirements apply to non-U.S.  shareholders both to avoid  U.S.  back up  withholding  imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the  shareholder's  country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial  owner of the income and, if applicable,  to claim a reduced rate of, or exemption from,  withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S.  taxpayer  identification  number  will  remain  in  effect  for a period beginning on the date signed and ending on the last day of the third  succeeding calendar year unless an earlier change of circumstances makes the information on the form  incorrect.

                                      -28-

You should consult your tax advisor about the federal,  state,  local or foreign tax consequences of an investment in the Fund.

                               GENERAL INFORMATION

Independent Registered Public Accounting Firm

     The Trust's  independent  registered  public accounting firm, Ernst & Young
LLP, 233 South Wacker Drive,  Chicago,  Illinois 60606,  audit and report on the
Fund's annual financial  statements,  review certain  regulatory reports and the
Fund's federal income tax returns,  and perform other  professional  accounting, auditing,  tax  and  advisory  services  when  engaged  to do so  by  the  Fund.
Shareholders  will receive annual audited  financial  statements and semi-annual unaudited financial statements.

Code of Ethics

     The Trust and the Investment  Manager, in its role as the Fund's investment manager  and  distributor,  have  adopted a Code of Ethics  for  certain  access persons of the Trust and the Investment Manager, which includes the Trustees and certain officers and employees of the Trust and the Investment Manager. The Code of Ethics is designed to ensure that Fund  insiders  act in the  interest of the
Fund and its  shareholders  with respect to any personal  trading of securities.
Under the Code of Ethics, access persons are prohibited from knowingly buying or selling securities that are being purchased,  sold or considered for purchase or sale by the Fund.  The Code of Ethics  contains even more  stringent  investment restrictions  and  prohibitions  for  insiders  who  participate  in the  Fund's investment  decisions.  The  Code of  Ethics  also  contains  certain  reporting requirements and securities trading clearance procedures.  In addition,  trading by  persons  associated  with the  Investment  Manager is also  governed  by the
Investment Manager's Insider Trading Policies and Procedures.

Proxy Voting Policies

     The Board of Trustees of the Trust,  on behalf of the Fund,  has  delegated all proxy voting  responsibilities  related to the portfolio  securities held by the Fund to the Investment  Manager.  The Investment Manager has adopted amended and restated proxy voting policies and procedures and understands its obligation to ensure that the proxies are voted in the best interests of its clients.

     The  Investment  Manager has entered into an agreement  with  Institutional
Shareholder  Services,  Inc. ("ISS"), a Delaware  corporation,  in order to vote proxies  for which the  Investment  Manager  is  responsible.  Pursuant  to this agreement,  an ISS  account  manager  will  exercise  his or her  authority  and responsibility to execute proxy ballots on behalf of the Investment  Manager and the Fund.  ISS will vote such  proxies  in  accordance  with  ISS's  proprietary research  and its  proxy  voting  guidelines  which  have  been  adopted  by the
Investment  Manager.  Notwithstanding  the  contractual  delegation  to ISS, the
Investment  Manager will continue to monitor the proxy voting. If the Investment
Manager disagrees with a proxy voting recommendation made by ISS, the Investment
Manager maintains the right to override ISS's recommendation and instruct ISS to vote the proxy based on the Investment Manager's determination.

     The  Investment  Manager does not  anticipate  conflicts  of interest  with respect to proxy voting. In addition, the Investment Manager anticipates that it will  generally  follow the  recommendations  of ISS, thus further  reducing the likelihood of potential conflicts of interest.  If the Investment Manager elects to override a  recommendation  from ISS, the  Investment  Manager will determine whether  such  override  presents  a  potential  conflict  of  interest.  If the
Investment Manager  determines that a conflict of interest is present,  then the
Investment  Manager  will:  (i)  vote  the  proxy  in  accordance  with  the ISS recommendation;  or (ii) follow its  internal  procedures  for  resolving  proxy conflicts of interest. In accordance with its procedures, the Investment Manager will:  (i) prepare a conflict of interest memo  detailing  the potential  issues and/or  conflicts  of interest;  (ii)  assemble  the entire  research  staff and management  to review  the memo and make a voting  recommendation;  (iii) make a decision on how to vote the proxy based on all available  information and in the best interest of the advisory client;  and (iv) maintain  written  documentation detailing  the proxy  voting  decision  with respect to each proxy for which the
Investment  Manager  determines  there is a potential  conflict of interest.  In addition, the Investment Manager may elect to disclose the potential conflict of interest to the Fund. Once the decision is made, ISS will vote the proxy via the
ISS Votex System based on the Investment Manager's decision.

                                      -29-

     The  Investment  Manager will report to the Board of Trustees of the Trust, on not less than an  annual  basis.  The  Investment  Manager  will  inform  the
Trustees regarding any conflicts of interest that arise from proxy votes and how such conflicts were resolved.  See Appendix A to this SAI for a summary of ISS's voting policies.

     The  Investment  Manager's  proxy  voting  record  for the Fund for  annual periods  ending June 30 each year will be available to  shareholders.  The proxy voting record is available,  without charge, upon request by calling, toll-free,
1-800-799-2113  and on the SEC  website at  http://www.sec.gov.  The  Investment
Manager  will  deliver  this  information  via first  class mail (or other means designed to ensure  equally  prompt  delivery)  within  three  business  days of receiving the request.

                              FINANCIAL STATEMENTS

     The  financial  statements  and  financial  highlights  of the Fund for the fiscal  period ended June 30, 2005,  which appear in the Fund's Annual Report to
Shareholders and the report thereon by Ernst & Young LLP, the Fund's independent registered public accounting firm, also appearing  therein,  are incorporated by reference into this SAI. The Annual Report may be obtained,  without charge,  by writing or calling the Fund's Distributor at the address or number listed on the cover page of this SAI.

                                      -30-

                                                                      Appendix A

1.  Operational Items

Adjourn Meeting
Generally  vote AGAINST  proposals to provide  management  with the authority to adjourn an annual or special  meeting absent  compelling  reasons to support the proposal.

Amend Quorum Requirements
Vote AGAINST  proposals to reduce quorum  requirements for shareholder  meetings below a majority of the shares  outstanding  unless there are compelling reasons to support the proposal.

Amend Minor Bylaws
Vote FOR bylaw or charter changes that are of a housekeeping  nature (updates or corrections).

Change Company Name
Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting
Vote FOR  management  proposals to change the  date/time/location  of the annual meeting unless the proposed  change is  unreasonable.  Vote AGAINST  shareholder proposals  to change the  date/time/location  of the annual  meeting  unless the current scheduling or location is unreasonable.

Ratifying Auditors
Vote FOR proposals to ratify auditors, unless any of the following apply:
     o    An  auditor  has a  financial  interest  in or  association  with  the company, and is therefore not independent
     o    Fees for non-audit services are excessive, or
     o    There is reason to believe that the  independent  auditor has rendered an opinion which is neither  accurate nor  indicative of the company's financial position.
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their  auditors  from  engaging  in  non-audit  services.  Vote FOR  shareholder proposals asking for audit firm rotation, unless the rotation period is so short
(less than five years) that it would be unduly burdensome to the company.

Transact Other Business
Vote AGAINST proposals to approve other business when it appears as voting item.

2.   Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board  meetings,  corporate  governance  provisions  and  takeover  activity, long-term company performance relative to a market index,  directors' investment in the  company,  whether  the  chairman is also  serving as CEO,  and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

o    Attend less than 75 percent of the board and committee  meetings  without a valid excuse
o    Implement or renew a dead-hand or modified dead-hand poison pill
o    Ignore a shareholder  proposal that is approved by a majority of the shares outstanding
o    Ignore a  shareholder  proposal that is approved by a majority of the votes cast for two consecutive years
o    Failed to act on takeover  offers  where the  majority of the  shareholders tendered their shares
o    Are  inside  directors  or  affiliated  outsiders  and  sit on  the  audit, compensation, or nominating committees
o    Are inside  directors or affiliated  outsiders and the full board serves as the audit,  compensation,  or nominating  committee or the company does not have one of these committees
o    Are audit committee  members and the non-audit fees paid to the auditor are excessive.

In addition,  directors who enacted egregious  corporate  governance policies or failed to replace  management as appropriate would be subject to recommendations to withhold votes.

Age Limits
Vote  AGAINST  shareholder  proposals to impose a mandatory  retirement  age for outside directors.

Board Size
Vote FOR  proposals  seeking to fix the board size or  designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board
Vote  AGAINST  proposals  to classify  the board.  Vote FOR  proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting. Vote proposals to restore or permit  cumulative  voting on a CASE-BY-CASE  basis relative to the company's other governance provisions.

Director and Officer Indemnification and Liability Protection
Proposals  on director  and officer  indemnification  and  liability  protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.
Vote AGAINST proposals to eliminate entirely  directors' and officers' liability
for   monetary   damages  for   violating   the  duty  of  care.   Vote  AGAINST
indemnification  proposals that would expand coverage beyond just legal expenses to acts,  such as  negligence,  that are more  serious  violations  of fiduciary obligation than mere carelessness.  Vote FOR only those proposals providing such expanded  coverage in cases when a  director's  or officer's  legal  defense was unsuccessful if both of the following apply:

o    The  director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

o    Only if the director's legal expenses would be covered.

Establish/Amend Nominee Qualifications
Vote CASE-BY-CASE on proposals that establish or amend director  qualifications.
Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board. Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors
Vote  AGAINST  proposals  that provide  that  directors  may be removed only for cause.  Vote FOR proposals to restore  shareholder  ability to remove  directors with or without cause.  Vote AGAINST proposals that provide that only continuing directors may elect  replacements  to fill board  vacancies.  Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)
Vote on a CASE-BY-CASE basis shareholder  proposals requiring that the positions of chairman and CEO be held  separately.  Because some companies have governance structures  in place that  counterbalance  a combined  position,  the  following factors  should be taken  into  account  in  determining  whether  the  proposal warrants support:

o    Designated lead director  appointed from the ranks of the independent board members with clearly delineated duties

o    Majority of independent directors on board

o    All-independent key committees

o    Committee chairpersons nominated by the independent directors

o    CEO performance reviewed annually by a committee of outside directors

o    Established governance guidelines

o    Company performance.

Majority of Independent Directors/Establishment of Committees
Vote FOR  shareholder  proposals  asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by
ISS's definition of independence.
Vote FOR shareholder  proposals  asking that board audit,  compensation,  and/or nominating  committees be composed exclusively of independent  directors if they currently do not meet that standard.

Stock Ownership Requirements
Generally  vote AGAINST  shareholder  proposals that mandate a minimum amount of stock that  directors must own in order to qualify as a director or to remain on the board.  While ISS  favors  stock  ownership  on the part of  directors,  the company should determine the appropriate ownership requirement.

Term Limits
Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3.    Proxy Contests

Voting for Director Nominees in Contested Elections
Votes in a contested  election of directors  must be evaluated on a CASE-BY-CASE basis, considering the following factors:

o    Long-term  financial  performance  of the target  company  relative  to its industry; management's track record
o    Background to the proxy contest
o    Qualifications of director nominees (both slates)
o    Evaluation  of what  each  side  is  offering  shareholders  as well as the likelihood  that the  proposed  objectives  and goals can be met; and stock ownership positions.

Reimbursing Proxy Solicitation Expenses
Voting  to  reimburse  proxy  solicitation  expenses  should  be  analyzed  on a
CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Confidential Voting
Vote FOR shareholder  proposals  requesting that corporations adopt confidential voting,  use  independent  vote  tabulators  and use  independent  inspectors of election,  as long as the proposal  includes a provision  for proxy  contests as follows: In the case of a contested election,  management should be permitted to request that the dissident group honor its  confidential  voting policy.  If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4.   Anti-takeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the  meeting  date as  reasonably  possible  and within the  broadest  window possible.

Amend Bylaws without Shareholder Consent
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.
Vote FOR proposals  giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills
Vote FOR shareholder  proposals that ask a company to submit its poison pill for shareholder  ratification.  Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's  poison pill.  Review on a CASE-BY-CASE  basis  management proposals to ratify a poison pill.

Shareholder Ability to Act by Written Consent
Vote  AGAINST  proposals  to restrict or  prohibit  shareholder  ability to take action  by  written  consent.
Vote FOR  proposals  to allow  or make  easier  shareholder  action  by  written consent.

Shareholder Ability to Call Special Meetings
Vote  AGAINST  proposals  to restrict or  prohibit  shareholder  ability to call special  meetings.
Vote FOR proposals that remove  restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST  proposals to require a  supermajority  shareholder  vote. Vote FOR proposals to lower supermajority vote requirements.

5.  Mergers and Corporate Restructurings

Appraisal Rights
Vote  FOR  proposals  to  restore,  or  provide  shareholders  with,  rights  of appraisal.

Asset Purchases

Vote  CASE-BY-CASE  on  asset  purchase  proposals,  considering  the  following factors:

o    Purchase price
o    Fairness opinion
o    Financial and strategic benefits
o    How the deal was negotiated
o    Conflicts of interest

o    Other alternatives for the business
o    Noncompletion risk.

Asset Sales

Votes on asset sales should be determined on a CASE-BY-CASE  basis,  considering the following factors:

o    Impact on the balance sheet/working capital
o    Potential elimination of diseconomies
o    Anticipated financial and operating benefits
o    Anticipated use of funds
o    Value received for the asset
o    Fairness opinion
o    How the deal was negotiated
o    Conflicts of interest.

Bundled Proposals
Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.  In the case of items that are  conditioned  upon each other,  examine the  benefits and costs  of the  packaged  items.  In  instances  when  the  joint  effect  of the conditioned  items is not in  shareholders'  best  interests,  vote  against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities
Votes on proposals  regarding  conversion  of  securities  are  determined  on a
CASE-BY-CASE  basis.  When evaluating these proposals the investor should review the dilution to existing  shareholders,  the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.  Vote FOR the  conversion  if it is expected  that the company will be subject to onerous  penalties  or will be forced to file for  bankruptcy  if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse
Leveraged Buyouts/Wrap Plans
Votes on  proposals  to increase  common  and/or  preferred  shares and to issue shares as part of a debt  restructuring  plan are  determined on a  CASE-BY-CASE basis, taking into consideration the following:

o    Dilution to existing shareholders' position
o    Terms of the offer
o    Financial issues
o    Management's efforts to pursue other alternatives
o    Control issues
o    Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on  proposals  regarding  the  formation  of a holding  company  should be determined on a CASE-BY-CASE basis, taking into consideration the following:

o    The reasons for the change
o    Any financial or tax benefits
o    Regulatory benefits
o    Increases in capital structure
o    Changes to the articles of incorporation or bylaws of the company.

Absent compelling  financial reasons to recommend the transaction,  vote AGAINST the formation of a holding  company if the  transaction  would include either of the following:

o    Increases in common or preferred  stock in excess of the allowable  maximum as calculated by the ISS Capital Structure model
o    Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts)
Vote going private transactions on a CASE-BY-CASE basis, taking into account the following:  offer price/premium,  fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers  considered,  and noncompletion risk.

Joint Ventures
Votes CASE-BY-CASE on proposals to form joint ventures,  taking into account the following:  percentage of  assets/business  contributed,  percentage  ownership, financial and strategic benefits,  governance structure,  conflicts of interest, other alternatives, and noncompletion risk.

Liquidations
Votes on  liquidations  should be made on a CASE-BY-CASE  basis after  reviewing management's  efforts to pursue other  alternatives,  appraisal value of assets, and the compensation plan for executives managing the liquidation.  Vote FOR the liquidation  if the  company  will file for  bankruptcy  if the  proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

Votes on mergers and acquisitions  should be considered on a CASE-BY-CASE basis, determining  whether  the  transaction  enhances  shareholder  value  by  giving consideration to the following:

o    Prospects of the combined  company,  anticipated  financial  and  operating benefits
o    Offer price
o    Fairness opinion
o    How the deal was negotiated
o    Changes in corporate governance
o    Change in the capital structure
o    Conflicts of interest.

Private Placements/Warrants/Convertible Debentures
Votes on  proposals  regarding  private  placements  should be  determined  on a
CASE-BY-CASE  basis. When evaluating these proposals the investor should review:
dilution  to  existing  shareholders'  position,  terms of the offer,  financial issues,  management's efforts to pursue other alternatives,  control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

o    Tax and regulatory advantages
o    Planned use of the sale proceeds
o    Valuation of spinoff
o    Fairness opinion
o    Benefits to the parent company
o    Conflicts of interest
o    Managerial incentives
o    Corporate governance changes
o    Changes in the capital structure.

Value Maximization Proposals
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial  advisor to explore  strategic  alternatives,  selling the
company  or   liquidating   the  company  and   distributing   the  proceeds  to
shareholders.  These  proposals  should  be  evaluated  based  on the  following factors:  prolonged  poor  performance  with no  turnaround  in sight,  signs of entrenched  board and management,  strategic plan in place for improving  value, likelihood of receiving  reasonable value in a sale or dissolution,  and whether company is actively  exploring  its  strategic  options,  including  retaining a financial advisor.

6.   State of Incorporation

Control Share Acquisition Provisions
Vote FOR proposals to opt out of control share acquisition statutes unless doing so would  enable the  completion  of a takeover  that  would be  detrimental  to shareholders.  Vote AGAINST  proposals  to amend the charter to include  control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions
Vote FOR proposals to opt out of control share cashout statutes.

Disgorgement Provisions
Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions
Vote  proposals  to  adopt  fair  price  provisions  on  a  CASE-BY-CASE  basis,
evaluating   factors  such  as  the  vote   required  to  approve  the  proposed
acquisition,  the vote  required  to repeal  the fair price  provision,  and the mechanism for  determining  the fair price.  Generally,  vote AGAINST fair price provisions  with  shareholder  vote  requirements  greater  than a  majority  of disinterested shares.

Freezeout Provisions
Vote FOR proposals to opt out of state freezeout provisions.

Greenmail
Vote FOR  proposals  to adopt  antigreenmail  charter  of  bylaw  amendments  or otherwise restrict a company's ability to make greenmail  payments.  Review on a
CASE-BY-CASE  basis  antigreenmail  proposals  when they are bundled  with other charter or bylaw amendments.

Reincorporation Proposals
Proposals to change a company's state of incorporation  should be evaluated on a
CASE-BY-CASE  basis,  giving  consideration  to  both  financial  and  corporate governance concerns, including the reasons for reincorporating,  a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation  when the  economic  factors  outweigh  any  neutral or negative governance changes.

Stakeholder Provisions
Vote  AGAINST   proposals   that  ask  the  board  to  consider   nonshareholder
constituencies  or other  nonfinancial  effects  when  evaluating  a  merger  or business combination.

State Anti-takeover Statutes
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7.   Capital Structure

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK VOTE FOR MANAGEMENT PROPOSALS TO REDUCE
THE PAR VALUE OF COMMON STOCK.

Common Stock Authorization
Votes on proposals  to increase the number of shares of common stock  authorized for issuance are determined on a CASE-BY-CASE  basis using a model  developed by
ISS. Vote AGAINST proposals at companies with dual-class  capital  structures to increase the number of authorized shares of the class of stock that has superior voting  rights.  Vote FOR  proposals to approve  increases  beyond the allowable increase  when a  company's  shares  are in  danger  of being  delisted  or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote  AGAINST  proposals  to create a new class of common  stock  with  superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting  common stock if:

o    It is  intended  for  financing  purposes  with  minimal or no  dilution to current shareholders
o    It  is  not  designed  to  preserve  the  voting  power  of an  insider  or significant shareholder

Issue Stock for Use with Rights Plan
Vote AGAINST  proposals that increase  authorized  common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

Preemptive Rights
Review on a  CASE-BY-CASE  basis  shareholder  proposals  that  seek  preemptive rights.  In evaluating  proposals on preemptive  rights,  consider the size of a company,  the  characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock
Vote  AGAINST  proposals  authorizing  the  creation of new classes of preferred stock with unspecified  voting,  conversion,  dividend  distribution,  and other rights ("blank check" preferred stock).
Vote FOR proposals to create  "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other  rights  of such  stock  and  the  terms  of the  preferred  stock  appear reasonable.  Vote  AGAINST  proposals  to  increase  the  number of blank  check preferred  stock  authorized  for  issuance  when no shares  have been issued or reserved for a specific purpose.  Vote CASE-BY-CASE on proposals to increase the number of blank check  preferred  shares after analyzing the number of preferred shares  available for issue given a company's  industry and performance in terms of shareholder returns.

Recapitalization
Votes  CASE-BY-CASE  on  recapitalizations  (reclassifications  of  securities), taking into account the following:  more simplified capital structure,  enhanced liquidity,  fairness of conversion terms,  impact on voting power and dividends, reasons for the reclassification,  conflicts of interest, and other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of  authorized  shares  will be  proportionately  reduced.  Vote FOR  management proposals  to  implement  a reverse  stock  split to avoid  delisting.  Votes on proposals to implement a reverse stock split that do not proportionately  reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

Share Repurchase Programs
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends
Vote FOR management  proposals to increase the common share  authorization for a stock split or share dividend,  provided that the increase in authorized  shares would not result in an  excessive  number of shares  available  for  issuance as determined using a model developed by ISS.

Tracking Stock
Votes on the creation of tracking stock are determined on a CASE-BY-CASE  basis, weighing the strategic value of the transaction against such factors as: adverse governance  changes,  excessive  increases in authorized  capital stock,  unfair
method  of  distribution,   diminution  of  voting  rights,  adverse  conversion
features,  negative impact on stock option plans, and other alternatives such as spinoff.

8.   Executive and Director Compensation

Votes with respect to compensation  plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of  shareholder  wealth  (the dollar cost of pay plans to  shareholders instead  of  simply  focusing  on voting  power  dilution).  Using the  expanded compensation  data disclosed  under the SEC's rules,  ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered  long with dilution to voting power.  Once ISS determines the  estimated  cost of the plan, we compare it to a  company-specific  dilution cap.

Our model  determines a  company-specific  allowable pool of shareholder  wealth that may be transferred from the company to executives, adjusted for:

o    Long-term  corporate  performance  (on an absolute  basis and relative to a standard industry peer group and an appropriate market index),
o    Cash compensation, and
o    Categorization of the company as emerging, growth, or mature.

These  adjustments  are pegged to market  capitalization.  ISS will  continue to examine  other  features of proposed pay plans such as  administration,  payment terms, plan duration,  and whether the  administering  committee is permitted to reprice underwater stock options without shareholder approval.

Director Compensation
Votes on  compensation  plans for  directors are  determined  on a  CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

Stock Plans in Lieu of Cash
Votes for plans which  provide  participants  with the option of taking all or a portion  of their cash  compensation  in the form of stock are  determined  on a
CASE-BY-CASE  basis. Vote FOR plans which provide a  dollar-for-dollar  cash for stock exchange.  Votes for plans which do not provide a  dollar-for-dollar  cash for  stock  exchange  should  be  determined  on a  CASE-BY-CASE  basis  using a proprietary, quantitative model developed by ISS.

Director Retirement Plans
Vote AGAINST  retirement plans for nonemployee  directors.  Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options
Votes on management  proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
o    Historic trading patterns
o    Rationale for the repricing
o    Value-for-value exchange
o    Option vesting

o    Term of the option
o    Exercise price
o    Participation.

Employee Stock Purchase Plans
Votes on employee  stock  purchase  plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:
o    Purchase price is at least 85 percent of fair market value
o    Offering period is 27 months or less, and
o    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply:
o    Purchase price is less than 85 percent of fair market value, or
o    Offering period is greater than 27 months, or
o    VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation
Proposals)
Vote FOR proposals that simply amend shareholder-approved  compensation plans to include  administrative  features  or place a cap on the  annual  grants any one participant  may receive to comply with the provisions of Section  162(m).  Vote
FOR proposals to add performance goals to existing  compensation plans to comply with the  provisions of Section  162(m)  unless they are clearly  inappropriate.
Votes to amend  existing  plans to increase  shares  reserved and to qualify for favorable  tax  treatment  under the  provisions  of  Section  162(m)  should be considered  on a  CASE-BY-CASE  basis using a  proprietary,  quantitative  model developed by ISS. Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting  compensation  from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)
Vote FOR  proposals  to  implement  an ESOP or  increase  authorized  shares for existing ESOPs,  unless the number of shares  allocated to the ESOP is excessive
(more than five percent of outstanding shares.)

401(k) Employee Benefit Plans
Vote FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay
Generally,  vote FOR  shareholder  proposals  seeking  additional  disclosure of executive and director pay  information,  provided the information  requested is relevant to  shareholders'  needs,  would not put the  company at a  competitive disadvantage  relative  to its  industry,  and is not unduly  burdensome  to the company.  Vote AGAINST  shareholder  proposals seeking to set absolute levels on compensation  or  otherwise  dictate  the amount or form of  compensation.  Vote
AGAINST  shareholder  proposals  requiring  director fees be paid in stock only.
Vote FOR shareholder  proposals to put option  repricings to a shareholder vote.
Vote on a  CASE-BY-CASE  basis for all  other  shareholder  proposals  regarding executive and director pay, taking into account company  performance,  pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing
Generally  vote FOR  shareholder  proposals  asking the company to expense stock options,  unless the company has already publicly committed to expensing options by a specific date.

Performance-Based Stock Options
Vote   CASE-BY-CASE   on   shareholder   proposals   advocating   the   use   of
performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:

o    Whether the proposal mandates that all awards be performance-based

o    Whether  the  proposal   extends  beyond   executive  awards  to  those  of
     lower-ranking employees

o    Whether  the  company's  stock-based  compensation  plans  meet  ISS's  SVT criteria and do not violate our repricing guidelines

Golden and Tin Parachutes
Vote FOR shareholder  proposals to require golden and tin parachutes  (executive severance agreements) to be submitted for shareholder  ratification,  unless the proposal  requires  shareholder  approval  prior  to  entering  into  employment contracts.
Vote on a  CASE-BY-CASE  basis on  proposals  to ratify or cancel  golden or tin parachutes. An acceptable parachute should include the following:
o    The  parachute  should  be  less  attractive  than  an  ongoing  employment opportunity with the firm
o    The triggering mechanism should be beyond the control of management
o    The amount  should not exceed  three  times  base  salary  plus  guaranteed benefits

9.   Social and Environmental Issues

Animal Rights
Vote  CASE-BY-CASE  on  proposals  to phase out the use of  animals  in  product testing, taking into account:

o    The nature of the product and the degree that animal  testing is  necessary or federally mandated (such as medical products),
o    The  availability  and  feasibility  of  alternatives  to animal testing to ensure product safety, and
o    The degree that competitors are using animal-free testing.

Generally  vote FOR proposals  seeking a report on the company's  animal welfare standards unless:

o    The company has already  published a set of animal  welfare  standards  and monitors compliance
o    The  company's  standards  are  comparable  to or better than those of peer firms, and
o    There are no serious  controversies  surrounding the company's treatment of animals

Drug Pricing
Vote  CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

o    Whether the proposal focuses on a specific drug and region
o    Whether the economic benefits of providing  subsidized drugs (e.g.,  public goodwill)  outweigh  the  costs in  terms of  reduced  profits,  lower  R&D spending, and harm to competitiveness
o    The  extent  that  reduced  prices  can be  offset  through  the  company's marketing budget without affecting R&D spending
o    Whether the company already limits price increases of its products
o    Whether the company already contributes life-saving  pharmaceuticals to the needy and Third World countries
o    The extent that peer companies implement price restraints

Genetically Modified Foods
Vote case-by-case on proposals to label  genetically  modified (GMO) ingredients voluntarily  in the company's  products,  or  alternatively  to provide  interim labeling and eventually eliminate GMOs, taking into account:

o    The costs and feasibility of labeling and/or phasing out
o    The nature of the company's  business and the  proportion of it affected by the proposal
o    The proportion of company sales in markets  requiring  labeling or GMO-free products
o    The extent that peer companies label or have eliminated GMOs
o    Competitive benefits, such as expected increases in consumer demand for the company's products
o    The risks of misleading consumers without federally mandated,  standardized labeling
o    Alternatives to labeling employed by the company.

Vote FOR proposals  asking for a report on the feasibility of labeling  products containing  GMOs. Vote AGAINST  proposals to completely  phase out GMOs from the company's  products.  Such  resolutions  presuppose that there are proven health risks to GMOs--an  issue better left to federal  regulators--which  outweigh the economic benefits derived from biotechnology.

Vote  case-by-case  on reports  outlining the steps  necessary to eliminate GMOs from the company's products, taking into account:

o    The  relevance of the proposal in terms of the  company's  business and the proportion of it affected by the resolution
o    The extent that peer companies have eliminated GMOs
o    The  extent  that the  report  would  clarify  whether it is viable for the company to eliminate GMOs from its products
o    Whether the  proposal  is limited to a  feasibility  study or  additionally seeks an action plan and timeframe actually to phase out GMOs
o    The   percentage  of  revenue   derived  from   international   operations,
     particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental  effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United  States.  Studies  of this sort are better  undertaken  by regulators and the scientific  community.  If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

Handguns

Generally  vote AGAINST  requests for reports on a company's  policies  aimed at curtailing  gun violence in the United  States  unless the report is confined to product  safety  information.  Criminal  misuse of  firearms  is beyond  company control and instead falls within the purview of law enforcement agencies.

Predatory Lending

Vote  CASE-BY  CASE on requests  for  reports on the  company's  procedures  for preventing  predatory lending,  including the establishment of a board committee for oversight, taking into account:

o    Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
o    Whether the company has  adequately  disclosed the  financial  risks of its subprime business
o    Whether the  company  has been  subject to  violations  of lending  laws or serious lending controversies
o    Peer companies' policies to prevent abusive lending practices.

Tobacco
Most  tobacco-related  proposals  should be evaluated on a  CASE-BY-CASE  basis, taking into account the following factors:
Second-hand smoke:

o    Whether the company complies with all local ordinances and regulations
o    The degree that voluntary  restrictions  beyond those mandated by law might hurt the company's competitiveness
o    The risk of any health-related liabilities.

Advertising to youth:

o    Whether the company  complies  with federal,  state,  and local laws on the marketing of tobacco or if it has been fined for violations
o    Whether the company has gone as far as peers in restricting advertising

o    Whether the company  entered into the Master  Settlement  Agreement,  which restricts marketing of tobacco to youth
o    Whether restrictions on marketing to youth extend to foreign countries

Cease  production  of  tobacco-related  products  or avoid  selling  products to tobacco companies:
o    The percentage of the company's business affected
o    The  economic  loss  of  eliminating  the  business  versus  any  potential tobacco-related liabilities.

Spinoff tobacco-related businesses:
o    The percentage of the company's business affected
o    The feasibility of a spinoff
o    Potential future liabilities related to the company's tobacco business.

Stronger product warnings:
Vote AGAINST  proposals  seeking stronger product  warnings.  Such decisions are better left to public health authorities.

Investment in tobacco stocks:
Vote  AGAINST  proposals  prohibiting  investment  in  tobacco  equities.   Such
decisions are better left to portfolio managers.

Arctic National Wildlife Refuge
Vote  CASE-BY-CASE  on reports  outlining  potential  environmental  damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

o    Whether there are publicly available environmental impact reports;
o    Whether  the  company  has a  poor  environmental  track  record,  such  as violations of federal and state regulations or accidental spills; and
o    The current status of legislation regarding drilling in ANWR.

CERES Principles

Vote  CASE-BY-CASE  on  proposals  to adopt the CERES  Principles,  taking  into account:

o    The company's current  environmental  disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES
o    The company's  environmental  performance record,  including  violations of federal and state  regulations,  level of toxic  emissions,  and accidental spills
o    Environmentally   conscious   practices   of  peer   companies,   including
     endorsement of CERES
o    Costs of membership and implementation.

Environmental Reports
Generally vote FOR requests for reports  disclosing the company's  environmental policies unless it already has well-documented  environmental management systems that are available to the public.

Global Warming
Generally  vote FOR reports on the level of greenhouse  gas  emissions  from the company's  operations  and  products,  unless the report is  duplicative  of the company's current  environmental  disclosure and reporting or is not integral to the company's line of business.  However,  additional reporting may be warranted if:
o    The company's level of disclosure lags that of its competitors, or
o    The company has a poor  environmental  track record,  such as violations of federal and state regulations.

Recycling

Vote  CASE-BY-CASE  on proposals to adopt a  comprehensive  recycling  strategy, taking into account:

o    The nature of the company's business and the percentage affected
o    The extent that peer companies are recycling
o    The timetable prescribed by the proposal
o    The costs and methods of implementation
o    Whether  the  company  has a  poor  environmental  track  record,  such  as violations of federal and state regulations.

Renewable Energy
Vote  CASE-BY-CASE on proposals to invest in renewable  energy  sources,  taking into account:

o    The nature of the company's business and the percentage affected
o    The extent that peer  companies are switching  from fossil fuels to cleaner sources
o    The timetable and specific action prescribed by the proposal
o    The costs of implementation
o    The company's initiatives to address climate change

Generally  vote FOR  requests  for  reports  on the  feasibility  of  developing renewable  energy  sources,  unless the report is  duplicative  of the company's current  environmental  disclosure  and  reporting  or is  not  integral  to the company's line of business.

Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to review ways of linking executive  compensation
to  social  factors,  such  as  corporate  downsizings,   customer  or  employee
satisfaction,  community involvement,  human rights,  environmental performance, predatory  lending,  and  executive/employee  pay disparities.  Such resolutions should be evaluated in the context of:

o    The relevance of the issue to be linked to pay
o    The degree that social performance is already included in the company's pay structure and disclosed
o    The degree that social performance is used by peer companies in setting pay
o    Violations  or  complaints  filed  against  the  company  relating  to  the particular social performance measure
o    Artificial  limits  sought by the  proposal,  such as  freezing  or capping executive pay
o    Independence of the compensation committee
o    Current company pay levels.

Charitable/Political Contributions
Generally  vote  AGAINST  proposals  asking  the  company  to  affirm  political nonpartisanship in the workplace so long as:

o    The  company  is in  compliance  with laws  governing  corporate  political activities, and
o    The company has  procedures in place to ensure that employee  contributions to  company-sponsored  political  action  committees  (PACs)  are  strictly voluntary and not coercive.

Vote  AGAINST  proposals  to report  or  publish  in  newspapers  the  company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote  AGAINST   proposals   disallowing   the  company  from  making   political
contributions. Businesses are affected by legislation at the federal, state, and local  level and  barring  contributions  can put the  company at a  competitive disadvantage.

Vote  AGAINST   proposals   restricting  the  company  from  making   charitable
contributions.  Charitable  contributions  are  generally  useful for  assisting worthwhile causes and for creating goodwill in the community.  In the absence of bad faith, self-dealing, or gross negligence,  management should determine which contributions are in the best interests of the company.

Vote  AGAINST  proposals  asking  for a list of company  executives,  directors, consultants,  legal counsels,  lobbyists,  or investment bankers that have prior government service and whether such service had a bearing on the business of the company.  Such a list would be  burdensome  to  prepare  without  providing  any meaningful information to shareholders.

China Principles
Vote AGAINST proposals to implement the China Principles unless:

o    There are serious controversies surrounding the company's China operations,
     and
o    The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific human rights reports
Vote CASE-BY-CASE on requests for reports detailing the company's  operations in a particular country and steps to protect human rights, based on:

o    The nature and amount of company business in that country
o    The company's workplace code of conduct
o    Proprietary and confidential information involved
o    Company compliance with U.S. regulations on investing in the country
o    Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards

Vote  case-by-case on proposals to implement  certain human rights  standards at company  facilities  or  those  of its  suppliers  and  to  commit  to  outside, independent monitoring.  In evaluating these proposals,  the following should be considered:

o    The  company's  current  workplace  code of conduct or  adherence  to other global standards and the degree they meet the standards  promulgated by the proponent
o    Agreements with foreign suppliers to meet certain workplace standards
o    Whether company and vendor facilities are monitored and how
o    Company participation in fair labor organizations
o    Type of business
o    Proportion of business conducted overseas
o    Countries of operation with known human rights abuses
o    Whether the company has been  recently  involved in  significant  labor and human rights controversies or violations
o    Peer company standards and practices
o    Union presence in company's international factories

Generally vote FOR reports  outlining vendor standards  compliance unless any of the following apply:
o    The company does not operate in  countries  with  significant  human rights violations
o    The company has no recent human rights controversies or violations, or
o    The company already publicly discloses  information on its vendor standards compliance.

MacBride Principles

Vote  CASE-BY-CASE on proposals to endorse or increase  activity on the MacBride
Principles, taking into account:

o    Company compliance with or violations of the Fair Employment Act of 1989
o    Company   antidiscrimination   policies  that  already   exceed  the  legal
     requirements
o    The cost and feasibility of adopting all nine principles

o    The cost of  duplicating  efforts  to follow  two sets of  standards  (Fair
     Employment and the MacBride Principles)
o    The potential for charges of reverse discrimination
o    The potential that any company sales or contracts in the rest of the United
     Kingdom could be negatively impacted
o    The level of the company's investment in Northern Ireland
o    The number of company employees in Northern Ireland
o    The degree that industry peers have adopted the MacBride Principles
o    Applicable  state and municipal  laws that limit  contracts  with companies that have not adopted the MacBride Principles.

Foreign Military Sales/Offsets
Vote AGAINST reports on foreign military sales or offsets.  Such disclosures may involve sensitive and confidential information.  Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster  BombsVote  CASE-BY-CASE on proposals  asking a company to renounce future involvement in antipersonnel  landmine  production,  taking into account:

o    Whether the company has in the past manufactured landmine components
o    Whether the company's peers have renounced future production

Vote  CASE-BY-CASE on proposals asking a company to renounce future  involvement in cluster bomb production, taking into account:

o    What weapons classifications the proponent views as cluster bombs
o    Whether the company currently or in the past has manufactured cluster bombs or their components
o    The percentage of revenue derived from cluster bomb manufacture
o    Whether the company's peers have renounced future production

Nuclear Weapons
Vote AGAINST  proposals  asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed
contracts.   Components  and  delivery  systems  serve  multiple   military  and
non-military  uses, and withdrawal  from these  contracts  could have a negative impact on the company's business.

Spaced-Based Weaponization
Generally  vote  FOR  reports  on  a  company's   involvement  in   spaced-based
weaponization unless:

o    The information is already publicly available or
o    The disclosures sought could compromise proprietary information.

Board Diversity

Generally  vote FOR reports on the  company's  efforts to  diversify  the board, unless:

o    The board  composition is reasonably  inclusive in relation to companies of similar size and business or
o    The board  already  reports  on its  nominating  procedures  and  diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

o    The degree of board diversity
o    Comparison with peer companies
o    Established process for improving board diversity
o    Existence of independent nominating committee
o    Use of outside search firm
o    History of EEO violations.

Equal Employment Opportunity (EEO)

Generally  vote  FOR  reports   outlining  the  company's   affirmative   action
initiatives unless all of the following apply:

o    The company has well-documented equal opportunity programs
o    The  company  already  publicly  reports  on its  company-wide  affirmative initiatives and provides data on its workforce diversity, and
o    The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service  providers,  which can pose a  significant  cost and  administration burden on the company.

Glass Ceiling
Generally vote FOR reports  outlining the company's  progress  towards the Glass
Ceiling Commission's business recommendations, unless:

o    The composition of senior management and the board is fairly inclusive

o    The company has well-documented  programs addressing diversity  initiatives and leadership development

o    The company already issues public reports on its  company-wide  affirmative initiatives and provides data on its workforce diversity, and

o    The  company  has had no  recent,  significant  EEO-related  violations  or litigation

Sexual Orientation

Vote  CASE-BY-CASE  on  proposals to amend the  company's  EEO policy to include sexual orientation, taking into account:

o    Whether the  company's  EEO policy is already in  compliance  with federal, state and local laws
o    Whether the  company  has faced  significant  controversies  or  litigation regarding unfair treatment of gay and lesbian employees
o    The industry norm for including sexual orientation in EEO statements
o    Existing  policies in place to prevent  workplace  discrimination  based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate  benefits from domestic  partners.  Benefit  decisions  should be left to the discretion of the company.

10.  Mutual Fund Proxies

Election of Directors
Vote to elect  directors on a  CASE-BY-CASE  basis,  considering  the  following factors:
o    Board structure
o    Director independence and qualifications
o    Attendance at board and committee meetings.

Votes should be withheld from directors who:

o    Attend less than 75 percent of the board and committee  meetings  without a valid excuse for the absences. Valid reasons include illness or absence due
     to  company  business.   Participation  via  telephone  is  acceptable.  In
     addition,  if the director  missed only one meeting or one day's  meetings, votes should not be withheld  even if such absence  dropped the  director's attendance below 75 percent.

o    Ignore a  shareholder  proposal  that is  approved  by a majority of shares outstanding
o    Ignore a  shareholder  proposal that is approved by a majority of the votes cast for two consecutive years
o    Are interested directors and sit on the audit or nominating committee, or
o    Are  interested  directors  and the  full  board  serves  as the  audit  or nominating committee or the company does not have one of these committees.

Convert Closed-end Fund to Open-end Fund

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

o    Past performance as a closed-end fund
o    Market in which the fund invests
o    Measures taken by the board to address the discount
o    Past shareholder activism, board activity
o    Votes on related proposals.

Proxy Contests

Votes  on  proxy  contests  should  be  determined  on  a  CASE-BY-CASE   basis,
considering the following factors:

o    Past performance relative to its peers
o    Market in which fund invests
o    Measures taken by the board to address the issues
o    Past shareholder activism, board activity, and votes on related proposals
o    Strategy of the incumbents versus the dissidents
o    Independence of directors
o    Experience and skills of director candidates
o    Governance profile of the company
o    Evidence of management entrenchment

Investment Advisory Agreements
Votes on investment  advisory  agreements should be determined on a CASE-BY-CASE basis, considering the following factors:
o    Proposed and current fee schedules
o    Fund category/investment objective
o    Performance benchmarks
o    Share price performance compared to peers
o    Resulting fees relative to peers
o    Assignments (where the advisor undergoes a change of control).

Approve New Classes or Series of Shares
Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals
Votes on the  authorization  for or  increase  in  preferred  shares  should  be determined on a CASE-BY-CASE basis, considering the following factors:

o    Stated specific financing purpose
o    Possible dilution for common shares
o    Whether the shares can be used for antitakeover purposes.

Policies under the Investment Company Act of 1940
Votes on policies adopted pursuant to the Investment  Company Act of 1940 should be determined on a CASE-BY-CASE basis, considering the following factors:

o    Potential competitiveness
o    Regulatory developments
o    Current and potential returns
o    Current and potential risk.

Generally  vote FOR these  amendments  as long as the  proposed  changes  do not fundamentally  alter the  investment  focus of the fund and do  comply  with the current SEC interpretation.

Change Fundamental Restriction to Non-fundamental Restriction

Proposals to change a fundamental  restriction to a non-fundamental  restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

o    The fund's target investments
o    The reasons given by the fund for the change
o    The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Non-fundamental
Vote AGAINST proposals to change a fund's  fundamental  investment  objective to non-fundamental.
Name Change Proposals

Votes on name change  proposals  should be determined on a  CASE-BY-CASE  basis, considering the following factors:
o    Political/economic changes in the target market
o    Consolidation in the target market
o    Current asset composition

Change in Fund's Sub-classification
Votes on  changes  in a fund's  sub-classification  should  be  determined  on a
CASE-BY-CASE basis, considering the following factors:
o    Potential competitiveness
o    Current and potential returns
o    Risk of concentration
o    Consolidation in target industry

Disposition of Assets/Termination/Liquidation
Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
o    Strategies employed to salvage the company
o    The fund's past performance
o    Terms of the liquidation.

Changes to the Charter Document
Votes on changes to the charter  document should be determined on a CASE-BY-CASE basis, considering the following factors:
o    The degree of change implied by the proposal
o    The efficiencies that could result
o    The state of incorporation
o    Regulatory standards and implications.

Vote AGAINST any of the following changes:

o    Removal of shareholder  approval requirement to reorganize or terminate the trust or any of its series
o    Removal of  shareholder  approval  requirement  for  amendments  to the new declaration of trust
o    Removal of shareholder  approval requirement to amend the fund's management contract,  allowing the contract to be modified by the  investment  manager and the trust management, as permitted by the 1940 Act

o    Allow the  trustees to impose  other fees in  addition to sales  charges on investment in a fund,  such as deferred sales charges and  redemption  fees that may be imposed upon redemption of a fund's shares
o    Removal of  shareholder  approval  requirement  to engage in and  terminate subadvisory arrangements
o    Removal of shareholder  approval  requirement to change the domicile of the fund

Change the Fund's Domicile
Vote  re-incorporations  on a  CASE-BY-CASE  basis,  considering  the  following factors:
o    Regulations of both states
o    Required fundamental policies of both states
o    Increased flexibility available.

Authorize  the  Board to Hire and  Terminate  Sub-advisors  Without  Shareholder
Approval
Vote AGAINST  proposals  authorizing  the board to  hire/terminate  sub-advisors without shareholder approval.

Distribution Agreements
Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
o    Fees charged to comparably sized funds with similar objectives
o    The proposed distributor's reputation and past performance
o    The competitiveness of the fund in the industry
o    Terms of the agreement.

Master-Feeder Structure
Vote FOR the establishment of a master-feeder structure.

Mergers
Vote  merger  proposals  on a  CASE-BY-CASE  basis,  considering  the  following factors:
o    Resulting fee structure
o    Performance of both funds
o    Continuity of management personnel
o    Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals to Establish Director Ownership Requirement

Generally vote AGAINST  shareholder  proposals  that mandate a specific  minimum amount of stock that  directors must own in order to qualify as a director or to remain on the board.  While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Proxy Solicitation Expenses

Voting  to  reimburse  proxy  solicitation  expenses  should  be  analyzed  on a
CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Shareholder Proposals to Terminate Investment Advisor
Vote to terminate the investment  advisor on a CASE-BY-CASE  basis,  considering the following factors:
o    Performance of the fund's NAV
o    The fund's history of shareholder relations
o    The performance of other funds under the advisor's management.

                                THE OLSTEIN FUNDS

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS

(a)  Governing Documents.

     (1)  Registrant's  Agreement and  Declaration of Trust  effective March 31,
          1995.
          Incorporated herein by reference to:
          Filing:          Post-Effective Amendment No. 1/2 to Registrant's
                           Registration Statement on Form N-1A.
          Filing Date:     March 29, 1996

     (2)  Registrant's  Certificate  of Trust  dated  March 31, 1995 as filed in
          Delaware on April 3, 1995.
          Incorporated herein by reference to:
          Filing:          Post-Effective Amendment No. 10/11 to Registrant's
                           Registration Statement on Form N-1A.
          Filing Date:     December 28, 2000

(b)  Registrant's Amended By-laws.
     Incorporated herein by reference to:
     Filing:          Post-Effective Amendment No. 1/2 to Registrant's
                      Registration Statement on Form N-1A.
     Filing Date:     March 29, 1996

(c)  Instruments Defining Rights of Security Holders.

     See Article III,  "Shares" and Article V  "Shareholders'  Voting Powers and
     Meetings" of the Registrant's Agreement and Declaration of Trust.

     See  also,   Article   II   "Meetings   of   Shareholders",   Article   VI,
     "Indemnification  and  Insurance,"  and Article VII,  Section 6 "Registered
     Shareholders" of the Registrant's By-laws.

(d)  Investment   Management   Agreement   between   Registrant  and  Olstein  &
     Associates, L.P. dated August 18, 1995.
     Incorporated herein by reference to:
     Filing:          Post-Effective Amendment No. 1/2 to Registrant's
                      Registration Statement on Form N-1A.
     Filing Date:     March 29, 1996

(e)  Underwriting Contracts.

     (1)  Form of  Amended  and  Restated  Distribution  Agreement  between  the
          Registrant and Olstein & Associates, L.P.
          Incorporated herein by reference to:
          Filing:          Post-Effective Amendment No. 6/7 to Registrant's
                           Registration Statement on Form N-1A.
          Filing Date:     November 2, 1998

     (2)  Mutual Fund Dealer  Agreement  between Olstein & Associates,  L.P. and
          Smith Barney Inc. dated September 21, 1995.
          Incorporated herein by reference to:
          Filing:          Post-Effective Amendment No. 1/2 to Registrant's
                           Registration Statement on Form N-1A.
          Filing Date:     March 29, 1996

     (3)  Form of Selling Dealer  Agreement  between Olstein & Associates,  L.P.
          and Selected Dealers.
          Incorporated herein by reference to:
          Filing:          Post-Effective Amendment No. 1/2 to Registrant's
                           Registration Statement on Form N-1A.
          Filing Date:     March 29, 1996

(f)  Bonus or Profit Sharing Contracts.
     Not Applicable.

(g)  Custodian Agreements.

     (1)  (A)  Custodian  Servicing Agreement between the Registrant and Firstar
               Bank Milwaukee, N.A. dated as of February 2, 1998.
               Incorporated herein by reference to:
               Filing:           Post-Effective Amendment No. 5/6 to Registrant's
                                 Registration Statement on Form N-1A.
               Filing Date:      March 3, 1998

          (B)  Form of Addendum to  Custodian  Servicing  Agreement  between the
               Registrant and Firstar Bank Milwaukee, N.A.
               Incorporated herein by reference to:
               Filing:           Post-Effective Amendment No. 6/7 to Registrant's
                                 Registration Statement on Form N-1A.
               Filing Date:      November 2, 1998

          (C)  Amendment  effective  January 1, 2002 to the Custodian  Servicing
               Agreement  reflecting the  Custodian's  name change to U.S. Bank,
               N.A.
               Incorporated herein by reference to:
               Filing:           Post-Effective Amendment No. 13/14 to Registrant's
                                 Registration Statement on Form N-1A.
               Filing Date:      December 30, 2002

     (2)  (A)  Form of Special Custody Account Agreement between the Registrant,
               Firstar Bank Milwaukee, N.A. and Bear, Stearns Securities Corp.
               Incorporated herein by reference to:
               Filing:           Post-Effective Amendment No. 5/6 to Registrant's
                                 Registration Statement on Form N-1A.
               Filing Date:      March 3, 1998

          (B)  Form of Addendum to Special Custody Account Agreement between the
               Registrant,  Firstar  Bank  Milwaukee,  N.A.  and  Bear,  Stearns
               Securities Corp.
               Incorporated herein by reference to:
               Filing:           Post-Effective Amendment No. 6/7 to Registrant's
                                 Registration Statement on Form N-1A.
               Filing Date:      November 2, 1998

(h)  Other Material Contracts.

     (1)  (A)  Fund  Administration  Servicing  Agreement between the Registrant and Firstar Mutual Fund Services, LLC dated February 2, 1998.
               Incorporated herein by reference to:
               Filing:           Post-Effective Amendment No. 5/6 to Registrant's
                                 Registration Statement on Form N-1A.
               Filing Date:      March 3, 1998

          (B)  Form of  Addendum  to Firstar  Servicing  Agreements  between the
               Registrant and Firstar Mutual Fund Services, LLC.
               Incorporated herein by reference to:
               Filing:           Post-Effective Amendment No. 6/7 to Registrant's
                                 Registration Statement on Form N-1A.
               Filing Date:      November 2, 1998

          (C)  Amendment  effective  January 1, 2002 to the Fund  Administration
               Servicing Agreement reflecting the Administrator's name change to
               U.S. Bancorp Mutual Fund Services, LLC.
               Incorporated herein by reference to:
               Filing:           Post-Effective Amendment No. 13/14 to Registrant's
                                 Registration Statement on Form N-1A.
               Filing Date:      December 30, 2002

     (2)  (A)  Fund  Accounting  Services  Agreement  between the Registrant and
               Firstar Mutual Fund Services, LLC dated February 2, 1998.
               Incorporated herein by reference to:
               Filing:           Post-Effective Amendment No. 5/6 to Registrant's
                                 Registration Statement on Form N-1A.
               Filing Date:      March 3, 1998

          (B)  Form of  Addendum  to Firstar  Servicing  Agreements  between the
               Registrant and Firstar Mutual Fund Services, LLC.
               Incorporated herein by reference to:
               Filing:           Post-Effective Amendment No. 6/7 to Registrant's
                                 Registration Statement on Form N-1A.
               Filing Date:      November 2, 1998

          (C)  Amendment  effective  January  1,  2002  to the  Fund  Accounting
               Services Agreement  reflecting the provider's name change to U.S.
               Bancorp Fund Services, LLC.
               Incorporated herein by reference to:
               Filing:           Post-Effective Amendment No. 13/14 to Registrant's
                                 Registration Statement on Form N-1A.
               Filing Date:      December 30, 2002

     (3)  (A)  Transfer  Agent  Servicing  Agreement  between the Registrant and
               Firstar Mutual Fund Services, LLC dated March 2, 1998.
               Incorporated herein by reference to:
               Filing:           Post-Effective Amendment No. 5/6 to Registrant's
                                 Registration Statement on Form N-1A.
               Filing Date:      March 3, 1998

          (B)  Form of  Addendum  to Firstar  Servicing  Agreements  between the
               Registrant and Firstar Mutual Fund Services, LLC.
               Incorporated herein by reference to:
               Filing:           Post-Effective Amendment No. 6/7 to Registrant's
                                 Registration Statement on Form N-1A.
               Filing Date:      November 2, 1998

          (C)  Amendment  effective  January  1,  2002  to  the  Transfer  Agent
               Servicing  Agreement  reflecting the transfer agent's name change to U.S. Bancorp Fund Services, LLC.
               Incorporated herein by reference to:
               Filing:           Post-Effective Amendment No. 13/14 to Registrant's
                                 Registration Statement on Form N-1A.
               Filing Date:      December 30, 2002

(i)  Legal Opinion.
     Incorporated herein by reference to:
     Filing:          Post Effective Amendment No. 5/6 to Registrant's Registration
                      Statement on Form N-1A.
     Filing Date:     March 3, 1998

(j)  Other Opinions.

     (1)  Consent of Independent  Auditors is  electronically  filed herewith as
          Exhibit No. EX-99(j)(1).

     (2)  Trustees Power of Attorney.
          Incorporated herein by reference to:
          Filing:          Post Effective Amendment No. 1/2 to Registrant's
                           Registration Statement on Form N-1A.
          Filing Date:     March 29, 1996

(k)  Omitted Financial Statements.
     Not Applicable.

(l)  Letter of Understanding Relating to Initial Capital.
     Incorporated herein by reference to:
     Filing:          Post-Effective Amendment No. 1/2 to Registrant's Registration
                      Statement on Form N-1A.
     Filing Date:     March 29, 1996

(m)  Rule 12b-1 Plan.

     (1)  Distribution Plan Pursuant to Rule 12b-1 under the Investment  Company
          Act of 1940 for The Olstein  Financial Alert Fund Class C effective as of August 18, 1995.
          Incorporated herein by reference to:
          Filing:          Post-Effective Amendment No. 1/2 to Registrant's
                           Registration Statement on Form N-1A.
          Filing Date:     March 29, 1996

     (2)  Form of Distribution  Plan Pursuant to Rule 12b-1 under the Investment
          Company  Act of 1940 for The  Olstein  Financial  Alert  Fund  Adviser
          Class.
          Incorporated herein by reference to:
          Filing:          Post-Effective Amendment No. 7/8 to Registrant's
                           Registration Statement on Form N-1A.
          Filing Date:     June 22, 1999

(n)  Form of Multiple Class Plan of the Registrant
     Incorporated herein by reference to:
     Filing:          Post-Effective Amendment No. 7/8 to Registrant's Registration
                      Statement on Form N-1A.
     Filing Date:     June 22, 1999

(p)  Code of Ethics.

     (1)  Joint Code of Ethics of Registrant and Olstein & Associates, L.P.
          Incorporated herein by reference to:
          Filing:          Post-Effective Amendment No. 15/16 to Registrant's
                           Registration Statement on Form N-1A.
          Filing Date:     October 29, 2004

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

         None.

ITEM 25. INDEMNIFICATION

     Under the terms of the Delaware  Statutory  Trust Act and the  Registrant's
Agreement and  Declaration  of Trust  ("Declaration  of Trust") and By-Laws,  no
officer  or trustee  of the Fund  shall  have any  liability  to the Fund or its shareholders  for damages,  except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws.

     Subject to the standards and  restrictions  set forth in the Declaration of
Trust, the Delaware  Business Trust Act, Section 3817,  permits a business trust to indemnify any trustee,  beneficial owner or other person from and against any claims and demands whatsoever.  Section 3803 protects a Trustee,  when acting in such  capacity,  from  liability to any person other than the business  trust or beneficial  owner for any act,  omission or obligation of the business  trust or any trustee thereof, except as otherwise provided in the Declaration of Trust.

     The Declaration of Trust provides that the Trustees shall not be liable for any  neglect  or  wrong-doing  of  any  officer,  agent,  employee,  manager  or underwriter  of the Fund,  nor shall any Trustee be  responsible  for the act or omission of any other  Trustee.  Subject to the  provisions of the By-Laws,  the
Fund may  indemnify  to the fullest  extent each Trustee and officer of the Fund acting in such  capacity,  except that no provision in the  Declaration of Trust shall be effective to protect or purport to protect and indemnify any Trustee or officer of the Fund from or against any liability to the Fund or any shareholder to which he would  otherwise  be subject by reason of willful  misfeasance,  bad faith,  gross  negligence  or reckless  disregard of the duties  involved in the conduct of his office.

     The By-Laws provide  indemnification  for each Trustee and officer who is a party  or is  threatened  to be made a party to any  proceeding,  by  reason  of service in such capacity,  to the fullest  extent,  if it is determined that the
Trustee or officer acted in good faith and reasonably believed:  (a) in the case of conduct in his  official  capacity as an agent of the Fund,  that his conduct was in the Fund's best  interests  and (b) in all other cases,  that his conduct was at least not opposed to the Fund's best  interests  and (c) in the case of a criminal  proceeding,  that he had no reasonable cause to believe the conduct of that person was unlawful.  However,  there shall be no  indemnification  for any liability arising by reason of willful misfeasance,  bad faith, gross negligence or the reckless disregard of the duties involved in the conduct of the Trustee's or officer's office. Further, no indemnification shall be made:

     (a)  In respect of any proceeding as to which any Trustee or officer of the
          Fund shall have been  adjudged to be liable on the basis that personal benefit was  improperly  received  by him,  whether or not the benefit resulted from an action taken in the person's official capacity;

     (b)  In respect of any proceeding as to which any Trustee or officer of the
          Fund shall have been adjudged to be liable in the  performance of that person's  duty to the Fund,  unless  and only to the  extent  that the
          court  in  which  that  action  was  brought  shall   determine   upon
          application  that in view of all  the  relevant  circumstances  of the case,  that person is fairly and reasonably  entitled to indemnity for the expenses which the court shall determine;  however,  in such case, indemnification  with respect to any  proceeding by or in the right of the Fund or in which  liability  shall have been adjudged by reason of the disabling  conduct set forth in the preceding  paragraph  shall be limited to expenses; or

     (c)  Of amounts  paid in settling or otherwise  disposing of a  proceeding, with or without court approval, or of expenses incurred in defending a proceeding  which is settled or  otherwise  disposed of without  court approval,  unless the required court approval set forth in the By-Laws is obtained.

     In any event,  the Fund shall  indemnify  each officer and Trustee  against reasonable  expenses  incurred in connection with the successful  defense of any proceeding to which each such officer or Trustee is a party by reason of service in such capacity, provided that the Board of Trustees,  including a majority who are  disinterested,  non-party  trustees,  also  determines that such officer or
Trustee  was not  liable by reason of  willful  misfeasance,  bad  faith,  gross negligence or reckless  disregard of his or her duties of office. The Fund shall advance to each  officer  and  Trustee  who is made a party to a  proceeding  by reason of service in such  capacity  the  expenses  incurred  by such  person in connection therewith,  if (a) the officer or Trustee affirms in writing that his good  faith  belief  that he has met  the  standard  of  conduct  necessary  for indemnification,  and gives a written undertaking to repay the amount of advance if it is ultimately determined that he has not met those requirements, and (b) a determination that the facts then known to those making the determination  would not preclude indemnification.

     The Trustees and officers of the Fund are entitled and empowered  under the
Declaration  of Trust and By-Laws,  to the fullest  extent  permitted by law, to purchase  errors and  omissions  liability  insurance  with  assets of the Fund, whether or not the Fund  would  have the power to  indemnify  him  against  such liability under the Declaration of Trust or By-Laws.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted  to  Trustees,  officers,  the  underwriter  or control persons of the Registrant pursuant to the foregoing  provisions,  the Registrant has  been  informed  that,  in  the  opinion  of  the  Securities  and  Exchange
Commission,  such  indemnification is against public policy as expressed in that
Act and is, therefore, unenforceable.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT MANAGER

     In addition to acting as the investment  manager and principal  underwriter for the Fund, Olstein & Associates, L.P. provides brokerage services and related investment advice to institutional and individual investors.

     For  information  as  to  any  other  business,  profession,   vocation  or
employment of a substantial  nature in which each Director or officer or general partner of Olstein & Associates, L.P. is or has been engaged for his own account or in the capacity of director, officer, employee, partner or trustee within the last two fiscal years, reference is made to of Olstein & Associates, L.P.'s Form
ADV (File  #801-49252)  currently on file with the U.S.  Securities and Exchange
Commission as required by the Investment Advisers Act of 1940, as amended.

ITEM 27. PRINCIPAL UNDERWRITER

     (a)  Olstein does not act as principal underwriter for any other investment companies, but acts as the investment adviser for the Fund.

     (b)  The tables below set forth certain information as to the Distributor's
          Officers, Partners and Control Persons:

          Olstein Advisers, LLC is the General Partner of Olstein. The following is a list of the  individuals  who hold positions  either with Olstein
          Advisers, LLC or are limited partners of Olstein.

                                  Positions and Offices with     Positions and Offices with
Name and Business Address                 Underwriter                   the Registrant

Robert A. Olstein                   President and Majority          Chairman and President
4 Manhattanville Road               Shareholder of Olstein
Purchase, New York 10577          Advisors, LLC; President of
                                        Olstein, Inc.,
                                  Limited Partner of Olstein

Erik K. Olstein                     Shareholder of Olstein          Trustee, Secretary and
4 Manhattanville Road               Advisors, LLC; Olstein,          Assistant Treasurer
Purchase, New York 10577                   President

Michael Luper                       Shareholder of Olstein         Chief Accounting Officer
4 Manhattanville Road               Advisors, LLC; Olstein,             and Treasurer
Purchase, New York 10577           Executive Vice President

Olstein Advisors LLC                    General Partner                      None
4 Manhattanville Road
Purchase, New York 10577

Olstein, Inc.                           Limited Partner                      None
4 Manhattanville Road
Purchase, New York 10577

Cash Asmussen                           Limited Partner                      None
P.O. Box 1861
Laredo, TX  78044-1861

Nick Awad                               Limited Partner                      None
144 East 44th Street
New York, NY  10017

Dr. Lewis Bobroff                       Limited Partner                      None
4 Catherine Court
Suffern, NY  10901-3104

Harry & Roberta Boltin                  Limited Partner                      None
6 Laveta Place
Nyack, NY  10960-1604

James Calabrese                         Limited Partner                      None
13 Hendrie Lane
Riverside, CT  06878-1810

Catherine Corless                       Limited Partner                      None
44 Halley Drive
Pomona, NY  10970-2003

Patrick Donaghy                         Limited Partner                      None
15 East 26th Street
New York, NY  10010-1501

Anita Fleishman                         Limited Partner                      None
11 West 69th Street
New York, NY  10023

Albert Fried & Co.                      Limited Partner                      None
40 Exchange Place
New York, NY  10005-2701

Charlette Klarfeld                      Limited Partner                      None
799 Park Ave., Apt 5D
New York, NY  10021

Dr. David Langerman                     Limited Partner                      None
2 Perth Court
West Nyack, NY  10994-1307

Douglas & Diane LeGrande                Limited Partner                      None
97 Birch Hill Road
Weston, CT  06883-1735

Rochelle Nechin                         Limited Partner                      None
128 Prospect Avenue
Douglaston, NY  11363-1338

Joan Olstein                            Limited Partner                      None
115-7 Hilltop Road
Kinnelon, NJ  07405

Judith Pomerantz                        Limited Partner                      None
2 White Pine Drive
Sterlington, NY  10974

Marilyn Portnoy                         Limited Partner                      None
7 White Birch Drive
Pomona, NY  10970-3403

Dr. Gary Roebuck                        Limited Partner                      None
43 Halley Drive
Pomona, NY  10970-2001

Marie Romano                            Limited Partner                      None
447 Windham Court
North Wyckoff, NJ
07481-3472

John Vazzana                            Limited Partner                      None
40 Exchange Place
New York, NY  10005-2701

Edwin & Harilyn Zimmerman               Limited Partner                      None
13652 Rivoli Drive
Palm Beach Gardens, FL  33410

     (c)  Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     Each account,  book or other document  required to be maintained by Section
31(a) of the  Investment  Company Act of 1940 (the "1940 Act") and Rules (17 CFR
270-31a-1 to 31a-3) promulgated thereunder, is maintained by the Registrant at 4
Manhattanville  Road,  Purchase,  NY 10577,  except for those  maintained by the
Registrant's  custodian U.S. Bank,  N.A.,  425 Walnut Street,  Cincinnati,  Ohio
45202  and  the  Registrant's  Administrator,   Transfer,  Redemption,  Dividend
Disbursing  and Accounting  Agent,  U.S.  Bancorp Fund  Services,  LLC, 615 East
Michigan Street, Milwaukee, Wisconsin 53202.

ITEM 29. MANAGEMENT SERVICES

There are no  management  related  service  contracts not discussed in Part A or
Part B.

ITEM 30. UNDERTAKINGS

         Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 (the "1933 Act")
and the Investment  Company Act of 1940, the Registrant  certified that it meets all of the requirements for effectiveness of this  registration  statement under
Rule 485(b) under the 1933 Act and has duly caused this  Registration  Statement to be signed on its behalf by the  undersigned,  duly  authorized in the City of
Purchase, and State of New York, on the 28th day of October, 2005.

                                                     THE OLSTEIN FUNDS

                                                     By:  /s/Robert A. Olstein
                                                          Robert A. Olstein
                                                          Chairman and President

     Pursuant to the requirements of the 1933 Act, this  Registration  Statement has been signed  below by the  following  persons in the  capacities  and on the dates indicated:

         Signature               Title                          Date

/s/Robert A. Olstein         Chairman and                   October 28, 2005
Robert A. Olstein            President

/s/Erik K. Olstein           Trustee, Secretary             October 28, 2005
Erik K. Olstein              and Assistant Treasurer

/s/Michael Luper             Chief Accounting               October 28, 2005
Michael Luper                Officer and Treasurer

/s/Fred W. Lange             Trustee                        October 28, 2005
Fred W. Lange*

/s/John R. Lohr              Trustee                        October 28, 2005
John R. Lohr*

/s/D. Michael Murray         Trustee                        October 28, 2005
D. Michael Murray*

/s/Lawrence K. Wein          Trustee                        October 28, 2005
Lawrence K. Wein*

     * By:   /s/Robert A. Olstein
             Robert A. Olstein, Attorney-in-Fact
             (Pursuant to Power of Attorney)

                                  EXHIBIT INDEX

               Form N-1A
              Exhibit No.          Description          Edgar Exhibit No.

             Item 22(j)(1)     Consent of Auditors         EX-99(j)(1)